         JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

                       SUPPLEMENT DATED JUNE 13, 2011 TO
                        PROSPECTUSES DATED JUNE 13, 2011

This Supplement applies to VENTURE(R) FRONTIER VARIABLE ANNUITY, VENTURE(R) 7 SERIES VARIABLE ANNUITY and VENTURE(R) 4 SERIES VARIABLE ANNUITY Contracts issued on or after June 13, 2011 by John Hancock Life Insurance Company (U.S.A.) (the "Contracts"). It supplements prospectuses dated June 13, 2011, for these Contracts.

You should read this Supplement together with the current prospectus for the Contract you are considering for purchase (the "Annuity Prospectus"), and retain all documents for future reference. We define certain terms in this Supplement. If a term is not defined in this Supplement, it has the meaning given to it in the Annuity Prospectus. If you would like another copy of the Annuity Prospectus, please contact our Annuities Service Office at 800-344-1029 to request a free copy. You may also visit our website at www.jhannuities.com.

If your Contract is issued in the state of California, we supplement the disclosure in the annuity prospectus as follows:

In "V. Description of the Contract," under the subheading "Right to Review," we add an additional, last paragraph as follows:

     (Applicable to Contracts issued in California Only) Residents of California age 60 and older may cancel the Contract by returning it to our Annuities Service Center or agent at any time within 30 days after receiving it. We will allocate your Purchase Payments to the Money Market Subaccount during this period and thereafter transfer it to any other Subaccounts you select. We will, however, permit you to elect to allocate your Purchase Payments during this 30 day period to one or more of the other Subaccounts. If you cancel the Contract during this 30 day period and your Purchase Payments were allocated to the Money Market Subaccount, we will pay you the greater of (a) the original amount of your Purchase Payments and (b) the Contract Value computed at the end of the Business Day on which we receive your returned Contract. If you allocated your Purchase Payments to a Subaccount other than the Money Market Subaccount, we will pay you the Contract Value computed at the end of the Business Day on which we receive your returned Contract. Aside from its availability to Contracts issued in California during the right to review period, the Money Market Subaccount is not available as an Investment Option under the Contract.

In "VI. Optional Benefits," under "Features of the IPFL 6.11 Series Riders - Variable Investment Options and Automatic Transfers of Contract Value Under an IPFL 6.11 Series Rider," we add an additional, last paragraph as follows:

     CONTRACTS WITH AN IPFL 6.11 SERIES RIDER ISSUED TO SENIORS IN CALIFORNIA. We do not apply the Portfolio Stabilization Process if you are a resident of California age 60 and older and you allocate your entire Contract Value to the Money Market Subaccount during the right to review period. See the "Right to Review" section in "V. Description of the Contract - Other Contract Provisions."

The table describing the operating expenses for the Portfolio in "III. Fee Tables" is supplemented with the following:

                                                                 ACQUIRED
                                                                PORTFOLIO
                                                                   FEES        TOTAL      CONTRACTUAL       NET
                               MANAGEMENT    12b-1    OTHER        AND       OPERATING      EXPENSE      OPERATING
                                  FEES       FEES    EXPENSES    EXPENSES    EXPENSES    REIMBURSEMENT    EXPENSES
                               ----------    ----    --------   ---------    --------    -------------   ---------
MONEY MARKET
(SERIES II)
(Applicable to Contracts
  issued in California
  Only)                          0.47%       0.25%    0.03%         --         0.75%         0.00%         0.75%

The table under "IV. General Information about Us, the Separate Accounts and the Portfolios - Portfolio Investment Objectives and Strategies" is supplemented with the following:

JOHN HANCOCK ASSET MANAGEMENT (NORTH AMERICA) A DIVISION OF MANULIFE ASSET MANAGEMENT
    (NORTH AMERICA) LIMITED
      Money Market Trust                        Seeks to obtain maximum current income consistent with
      (Applicable to Contracts                  preservation of principal and liquidity. To do this, the
      issued in California Only)                Portfolio invests in high quality, U.S. dollar denominated money market instruments.

                                                      Note: Although the Money Market Portfolio seeks to
                                                      preserve the principal value of your investment, it is
                                                      possible to lose money by investing in this Investment
                                                      Option. For example, the Money Market Portfolio could
                                                      lose money if a security purchased by the Portfolio is
                                                      downgraded, and the Portfolio must sell the security
                                                      at less than the original cost of the security. Also,
                                                      the returns of the Money Market Subaccount in your
                                                      Contract may become extremely low or possibly negative
                                                      whenever the net income earned, if any, by the
                                                      underlying Money Market Portfolio is not sufficient to
                                                      offset the Contract's expense deductions.

You should retain this Supplement for future reference.

                         SUPPLEMENT DATED JUNE 13, 2011

1303393:0611   333-169795

                              [JOHN HANCOCK LOGO]
                             THE FUTURE IS YOURS(R)

                 Venture(R) Frontier Variable Annuity Prospectus
                                 June 13, 2011

This Prospectus describes interests in VENTURE(R) Frontier flexible Purchase Payment deferred Variable Annuity contracts (singly, a "Contract" and collectively, the "Contracts") issued by JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) ("John Hancock USA") in all jurisdictions except New York, or by JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK ("John Hancock New York") in New York. Unless otherwise specified, "we," "us," "our," or a "Company" refers to the applicable issuing company of a Contract. You, the Contract Owner, should refer to the first page of your Venture(R) Frontier Variable Annuity Contract for the name of your issuing Company.

VARIABLE INVESTMENT OPTIONS. We measure Contract Value and Variable Annuity payments according to the investment performance of Variable Investment Options under the Contracts. We hold the assets for each Variable Investment Option in a corresponding Subaccount of JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H or, in the case of John Hancock New York, a corresponding Subaccount of JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A (singly, a "Separate Account" and collectively, the "Separate Accounts"). Each Subaccount, in turn, invests in a Portfolio of the John Hancock Variable Insurance Trust. John Hancock Investment Management Services, LLC ("JHIMS LLC"), an affiliate of ours, is the investment adviser to the John Hancock Variable Insurance Trust.

On the date of this Prospectus, each of the Subaccounts that we make available for the Contracts invests in one of the following Portfolios (We show the Portfolio's manager (i.e., a subadviser) in bold above the names of the Portfolios):

CONTRACTS WITH INCOME PLUS FOR LIFE(R) 6.11 SERIES RIDERS

JOHN HANCOCK ASSET MANAGEMENT (NORTH AMERICA) &
JOHN HANCOCK ASSET MANAGEMENT(2)
 Bond PS Series(1)
 Lifestyle Balanced PS Series
 Lifestyle Conservative PS Series
 Lifestyle Growth PS Series
 Lifestyle Moderate PS Series

JOHN HANCOCK ASSET MANAGEMENT
 Ultra Short Term Bond Trust

CONTRACTS WITHOUT INCOME PLUS FOR LIFE(R) 6.11 SERIES RIDERS

JOHN HANCOCK ASSET MANAGEMENT (NORTH AMERICA) &
JOHN HANCOCK ASSET MANAGEMENT(2)
 Lifestyle Balanced Trust
 Lifestyle Conservative Trust
 Lifestyle Growth Trust
 Lifestyle Moderate Trust

JOHN HANCOCK ASSET MANAGEMENT
 Ultra Short Term Bond Trust

(1) You cannot directly allocate Purchase Payments or Contract Value to the Bond PS Subaccount. We may make automatic transfers of Contract Value to and from the Bond PS Subaccount if you purchase a Contract with one of the optional Income Plus for Life(R) 6.11 Series Riders (the "IPFL 6.11 Series Riders") we offer, as determined by the Portfolio Stabilization Process that we use in connection with those Riders. We describe the process and the automatic transfers in this Prospectus under "Features of the IPFL
      6.11 Series Riders."

(2) John Hancock Asset Management (North America) is a division of Manulife Asset Management Limited and John Hancock Asset Management is a division of Manulife Asset Management (US) LLC.

CONTRACTS ARE NOT DEPOSITS OR OBLIGATIONS OF, OR INSURED, GUARANTEED OR ENDORSED BY, ANY BANK, THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY. PLEASE READ THIS PROSPECTUS CAREFULLY AND KEEP IT FOR FUTURE REFERENCE. IT CONTAINS INFORMATION ABOUT THE SEPARATE ACCOUNTS AND THE VARIABLE INVESTMENT OPTIONS THAT YOU SHOULD KNOW BEFORE INVESTING. THE CONTRACTS HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION ("SEC"). NEITHER THE SEC NOR ANY STATE HAS DETERMINED WHETHER THIS PROSPECTUS IS TRUTHFUL OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

Venture(R) Frontier

The Contract allows you to elect a Flex Access feature that provides a shorter withdrawal charge schedule in exchange for an extra distribution fee. Instead of a seven-year withdrawal charge schedule on each withdrawal of Purchase Payments, choosing the Flex Access option gives you a four-year schedule. On Contracts with the Flex Access option, we charge an additional asset-based fee against your Contract Value during the first four Contract Years (see "VII. Charges and Deductions -- Asset-Based Charges" for more information). Expenses for a Contract with the Flex Access option may be higher than the expenses for a Contract which does not have Flex Access. Please read "V. Description of the Contract -- Withdrawals" for more information about the Flex Access option.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)
JOHN HANCOCK ANNUITIES SERVICE CENTER                  MAILING ADDRESS
164 Corporate Drive                                    Post Office Box 9505
Portsmouth, NH 03801-6815                              Portsmouth, NH 03802-9505
(800) 344-1029                                         www.jhannuities.com

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK
JOHN HANCOCK ANNUITIES SERVICE CENTER                 MAILING ADDRESS
164 Corporate Drive                                   Post Office Box 9506
Portsmouth, NH 03801-6815                             Portsmouth, NH 03802-9506
(800) 551-2078                                        www.jhannuitiesnewyork.com

                                Table of Contents

I. GLOSSARY..................................................    1
II. OVERVIEW.................................................    5
III. FEE TABLES..............................................    11
  EXAMPLES...................................................    13
IV. GENERAL INFORMATION ABOUT US, THE SEPARATE ACCOUNTS
  AND THE PORTFOLIOS ........................................    16
  THE COMPANIES..............................................    16
  THE SEPARATE ACCOUNTS......................................    16
  THE PORTFOLIOS.............................................    17
  VOTING INTEREST............................................    20
V. DESCRIPTION OF THE CONTRACT...............................    21
  ELIGIBLE PLANS.............................................    21
  ACCUMULATION PERIOD PROVISIONS.............................    21
    Purchase Payments........................................    21
    Accumulation Units.......................................    22
    Value of Accumulation Units..............................    22
    Net Investment Factor....................................    23
    Transfers You May Make Among Investment Options..........    23
    Automatic Transfers Under IPFL 6.11 Series Riders........    24
    Telephone and Electronic Transactions....................    24
    Special Transfer Services -- Dollar Cost Averaging.......    25
    Special Transfer Services -- Asset Rebalancing
      Program ...............................................    25
    Withdrawals..............................................    26
    Signature Guarantee Requirements for Surrenders and
      Withdrawals ...........................................    27
    Special Withdrawal Services -- The Income Plan...........    27
    Special Withdrawal Services -- The Income Made Easy
      Program ...............................................    27
    Death Benefit During Accumulation Period.................    27
  PAY-OUT PERIOD PROVISIONS..................................    29
    General..................................................    29
    Annuity Options..........................................    30
    Determination of Amount of the First Variable
      Annuity Payment .......................................    32
    Annuity Units and the Determination of Subsequent
      Variable Annuity Payments .............................    32
    Transfers During Pay-out Period..........................    33
    Death Benefit During Pay-out Period......................    33
  OTHER CONTRACT PROVISIONS..................................    33
    Right to Review..........................................    33
    Ownership................................................    33
    Annuitant................................................    34
    Beneficiary..............................................    34
    Spouse...................................................    34
    Modification.............................................    35
    Code Section 72(s).......................................    35
    Our Approval.............................................    35
    Misstatement and Proof of Age or Survival................    35
VI. OPTIONAL BENEFITS........................................    36
  OVERVIEW...................................................    36
  FEATURES OF THE IPFL 6.11 SERIES RIDERS....................    36
    Rider Fee................................................    37
    Restrictions on Additional Purchase Payments.............    37
    IPFL 6.11 Series Riders Benefits.........................    38
    Variable Investment Options and Automatic Transfers
     of Contract Value Under an IPFL 6.11 Series Rider ......    39
    Other Investment Limitations Under an IPFL 6.11
     Series Rider ...........................................    46
    Increases in Guaranteed Amounts..........................    47
    Withdrawals, Distributions and Settlements...............    49
    Additional Annuity Options...............................    52
    Comparison between Guaranteed Minimum Withdrawal
      Benefits and Annuity Payments..........................    52
    Impact of Death Benefits.................................    52
    Tax Considerations.......................................    54
  ANNUAL STEP-UP DEATH BENEFIT...............................    55
VII. CHARGES AND DEDUCTIONS..................................    57
  WITHDRAWAL CHARGES.........................................    57
    Waiver of Applicable Withdrawal Charge --
      Confinement to Eligible Nursing Home ..................    58
  ANNUAL CONTRACT FEE........................................    59
  ASSET-BASED CHARGES........................................    59
    Administration Fee.......................................    59
    Mortality and Expense Risks Fee..........................    59
    Distribution Fee.........................................    60
  REDUCTION OR ELIMINATION OF CHARGES AND DEDUCTIONS.........    60
  PREMIUM TAXES..............................................    61
VIII. FEDERAL TAX MATTERS....................................    62
  INTRODUCTION...............................................    62
  OUR TAX STATUS.............................................    62
  SPECIAL CONSIDERATIONS FOR OPTIONAL BENEFITS...............    62
  NONQUALIFIED CONTRACTS.....................................    63
    Aggregation of Contracts.................................    63
    Exchanges of Annuity Contracts...........................    63
    Loss of Interest Deduction Where Contracts are
      Held by or for the Benefit of Certain
      Non-Natural Persons ...................................    63
    Undistributed Gains......................................    63
    Taxation of Annuity Payments.............................    64
    Surrenders, Withdrawals and Death Benefits...............    64
    Taxation of Death Benefit Proceeds.......................    64
    Penalty Tax on Premature Distributions...................    65
    Diversification Requirements.............................    65
    Puerto Rico Nonqualified Contracts.......................    66
  QUALIFIED CONTRACTS........................................    66
    Required Minimum Distributions...........................    66
    Penalty Tax on Premature Distributions...................    67
    Rollovers and Transfers..................................    67
    Section 403(b) Qualified Plans...........................    68
    Puerto Rico Contracts Issued to Fund Retirement Plans....    69
    Designated Roth Accounts within Qualified Plans..........    69
IX. GENERAL MATTERS..........................................    70
  ASSET ALLOCATION SERVICES..................................    70
  DISTRIBUTION OF CONTRACTS..................................    70
    Standard Compensation....................................    70
    Revenue Sharing and Additional Compensation..............    70
    Differential Compensation................................    71
  TRANSACTION CONFIRMATIONS..................................    71
  REINSURANCE ARRANGEMENTS...................................    71
  STATEMENTS OF ADDITIONAL INFORMATION.......................    71
APPENDIX A:  EXAMPLES OF CALCULATION OF WITHDRAWAL CHARGE....   A-1
APPENDIX B:  QUALIFIED PLAN TYPES............................    B-1
APPENDIX C:  IMPACT OF TRANSACTIONS ON PORTFOLIO
STABILIZATION PROCESS .......................................    C-1
APPENDIX D:  EXAMPLES OF THE PORTFOLIO STABILIZATION
PROCESS .....................................................    D-1

                                   I. Glossary

GENERAL TERMS

In the following section, we define terms that we use throughout this Prospectus. After that, we define terms contained in this Prospectus that we use to describe our Income Plus for Life(R) 6.11 Series Riders. We also define other terms in specific sections of this Prospectus.

ACCUMULATION PERIOD: The period between the issue date of the Contract and the Annuity Commencement Date.

ADDITIONAL PURCHASE PAYMENT: Any Purchase Payment made after the initial Purchase Payment.

ANNIVERSARY VALUE: A term used with our optional Annual Step-Up Death Benefit Rider that describes one of the values we use to determine the death benefit. (See "VI. Optional Benefits -- Annual Step-Up Death Benefit.")

ANNUITANT: Any natural person or persons to whom annuity payments are made and whose life is used to determine the duration of annuity payments involving life contingencies. If the Contract Owner names more than one person as an Annuitant, the second person named is referred to as "co-Annuitant." The Annuitant and co-Annuitant are referred to collectively as "Annuitant." The Annuitant is as designated on the Contract specification page or in the application, unless changed. The Annuitant becomes the Owner of the Contract during the Pay-out Period, unless the Owner is a trust or a custodian.

ANNUITIES SERVICE CENTER: The mailing address of our service office is listed on page ii of this Prospectus. You can send overnight mail to us at the street address of the service office, 164 Corporate Drive, Portsmouth, New Hampshire 03801-6815.

ANNUITY COMMENCEMENT DATE: The date we/you annuitize your Contract. That is, the Pay-out Period commences and we begin to make annuity payments to the Annuitant. You can change the Annuity Commencement Date to any date at least six months (for John Hancock USA Contracts) or one year (for John Hancock New York Contracts) after the Contract Date, and prior to the Maturity Date.

ANNUITY OPTION: The method selected by the Contract Owner (or as specified in the Contract if no selection is made) for annuity payments made by us.

ANNUITY UNIT: A unit of measure that is used after the election of an Annuity Option to calculate Variable Annuity payments.

ASSET ALLOCATION SERVICES: Programs offered by third parties in connection with the Contracts through which the third party may transfer amounts among Investment Options from time to time on your behalf.

BENEFICIARY: The person, persons or entity entitled to the death benefit under the Contract upon the death of a Contract Owner or, in certain circumstances, an Annuitant. The Beneficiary is as specified in the application, unless changed.

BUSINESS DAY: Any day on which the New York Stock Exchange is open for business. The end of a Business Day is the close of daytime trading of the New York Stock Exchange, which generally is 4:00 p.m. Eastern Time.

CODE:  The Internal Revenue Code of 1986, as amended.

COMMUTED VALUE: The present value of any remaining guaranteed annuity payments under your Contract, determined on the day we receive your written request for surrender. See "Full Surrenders During the Pay-out Period" in "V. Description of the Contract - Pay-Out Period Provisions."

COMPANY:  John Hancock USA or John Hancock New York, as applicable.

CONTINGENT BENEFICIARY: The person, persons or entity to become the Beneficiary if the Beneficiary is not alive. The Contingent Beneficiary is as specified in the application, unless changed.

CONTRACT: The Variable Annuity contract offered by this Prospectus.

CONTRACT ANNIVERSARY: The day in each calendar year after the Contract Date that is the same month and day as the Contract Date.

CONTRACT DATE:  The date of issue of the Contract.

CONTRACT VALUE: The total of the Investment Account values attributable to the Contract.

CONTRACT YEAR: A period of twelve consecutive months beginning on the date as of which the Contract is issued, or any anniversary of that date.

FIXED ANNUITY: An Annuity Option with payments for a set dollar amount that we guarantee.

GENERAL ACCOUNT: All of a Company's assets, other than assets in its Separate Account and any other separate accounts it may maintain.

GOOD ORDER: The standard that we apply when we determine whether an instruction is satisfactory. An instruction will be considered in Good Order if it is received at our Annuities Service Center: (a) in a manner that is satisfactory to us such that it is sufficiently complete and clear that we do not need to exercise any discretion to follow such instruction and it complies with all relevant laws and regulations and Company requirements; (b) on specific forms, or by other means we then permit (such as via telephone or electronic submission); and/or (c) with any signatures and dates we may require. We will notify you if an instruction is not in Good Order.

INVESTMENT ACCOUNT: An account we establish for you which represents your interests in an Investment Option during the Accumulation Period.

INVESTMENT OPTIONS:  The investment choices available to Contract Owners.

JOHN HANCOCK NEW YORK:  John Hancock Life Insurance Company of New York.

JOHN HANCOCK USA:  John Hancock Life Insurance Company (U.S.A.).

MATURITY DATE: The latest allowable Annuity Commencement Date under your Contract. That is, the last date (unless we consent to a later date) on which the Pay-out Period commences and we begin to make annuity payments to the Annuitant. The Maturity Date is the date specified on the Contract specifications page, unless changed with our consent.

NONQUALIFIED CONTRACT:  A Contract which is not issued under a Qualified Plan.

OWNER OR CONTRACT OWNER ("YOU"): The person, persons (co-Owner) or entity entitled to all of the ownership rights under the Contract. References in this Prospectus to Contract Owners are typically by use of "you." The Owner has the legal right to make all changes in contractual designations where specifically permitted by the Contract. The Owner is as specified in the application, unless changed. The Annuitant becomes the Owner of the Contract during the Pay-out Period, unless the Owner is a trust or a custodian.

PAY-OUT PERIOD: The period when we make annuity payments to you following the Annuity Commencement Date.

PORTFOLIO: A series of a registered open-end management investment company which corresponds to a Variable Investment Option.

PROSPECTUS: This prospectus that describes interests in the Contract.

PURCHASE PAYMENT: An amount you pay to us for the benefits provided by the Contract.

QUALIFIED CONTRACT:  A Contract issued under a Qualified Plan.

QUALIFIED PLAN: A retirement plan that receives favorable tax treatment under section 401, 403, 408 (IRAs), 408A (Roth IRAs) or 457 of the Code.

RIDER:  An optional benefit that you may elect for an additional charge.

SEPARATE ACCOUNT: John Hancock Life Insurance Company (U.S.A.) Separate Account H or John Hancock Life Insurance Company of New York Separate Account A, as applicable. A separate account is a segregated asset account of a Company that is not commingled with the general assets and obligations of the Company.

SUBACCOUNT:  A separate division of the applicable Separate Account.

UNLIQUIDATED PURCHASE PAYMENTS: The amount of all Purchase Payments in the Contract net of any withdrawals in excess of earnings that have been taken to date.

VARIABLE ANNUITY: An Annuity Option with payments which: (1) are not predetermined or guaranteed as to dollar amount; and (2) vary in relation to the investment experience of one or more specified Subaccounts.

VARIABLE INVESTMENT OPTIONS: The variable investment choices available to Contract Owners, and the Bond PS Subaccount that we use for automatic transfers of Contract Value to or from other Variable Investment Options under the Portfolio Stabilization Process.

WITHDRAWAL AMOUNT: The total amount taken from your Contract Value, including any applicable withdrawal charge, tax and proportional share of administrative fee, to process a withdrawal.

SPECIAL TERMS USED WITH OUR INCOME PLUS FOR LIFE(R) 6.11 SERIES RIDERS

In the following section, we define terms used in this Prospectus in connection with our Income Plus for Life(R) 6.11 Series Riders. Please see "VI. Optional Benefits" for more details about these Riders.

ADJUSTED BENEFIT BASE: The Riders' Benefit Base immediately after we adjust it during a Contract Year to reflect the value of Additional Purchase Payments that we add to the Benefit Base.

AGE 65 CONTRACT ANNIVERSARY: The Contract Anniversary on, or next following, the date the Covered Person (oldest Covered Person under an Income Plus for Life -- Joint Life(R) 6.11 Rider) attains age 65.

AGE 95 CONTRACT ANNIVERSARY: The Contract Anniversary on, or next following, the date the Covered Person (oldest Covered Person under an Income Plus for Life -- Joint Life(R) 6.11 Rider) attains age 95.

ASSUMED EQUITY ALLOCATION FACTOR OR AEAF: An assumed equity factor assigned to each of the Lifestyle PS Subaccounts under the Portfolio Stabilization Process that does not change. The Portfolio Stabilization Process also determines a dollar-weighted AEAF on a periodic basis based on your current Contract Value in the Lifestyle PS Subaccounts.

BENEFIT BASE: The value we use to determine guaranteed annual withdrawal amounts under the Riders.

BENEFIT RATE: The rate we use to determine guaranteed annual withdrawal amounts under the Riders.

COVERED PERSON(s): The individual (or two individuals under an Income Plus for Life -- Joint Life(R) 6.11 Rider) whose lifetime(s) we use to determine the duration of any guaranteed lifetime withdrawal amounts under the Rider. The Covered Person(s) must be the Annuitant (or Co-Annuitants) under the Contract.

CREDIT: A potential way to increase guaranteed annual withdrawal amounts under the Riders. A Credit, if applicable, will increase the Benefit Base if you defer taking withdrawals during one or more Credit Periods.

CREDIT PERIOD: The period of time we use to measure the availability of Credits.

CREDIT RATE: The rate we use to determine a Credit, if any, under the Riders. The Credit Rate is based on the Covered Person's (youngest Covered Person's under an Income Plus For Life -- Joint Life(R) 6.11 Rider) age on each Contract Anniversary.

EXCESS WITHDRAWAL: A withdrawal that exceeds certain limits under the Income Plus For Life(R) 6.11 Series Riders.

INCOME PLUS FOR LIFE(R) 6.11 RIDER: A guaranteed minimum withdrawal benefit Rider that provides guaranteed withdrawal amounts based on the lifetime of a single Covered Person. We also may refer to this Rider as the "IPFL 6.11 RIDER."

INCOME PLUS FOR LIFE -- JOINT LIFE(R) 6.11 RIDER: A guaranteed minimum withdrawal benefit Rider that provides guaranteed withdrawal amounts based on the lifetime of two Covered Persons. We also may refer to this Rider as the "IPFL -- JOINT LIFE 6.11 RIDER."

INCOME PLUS FOR LIFE(R) 6.11 SERIES RIDERS: Both Income Plus For Life(R) 6.11 Riders -- i.e., Income Plus For Life(R) 6.11 and Income Plus For Life -- Joint Life(R) 6.11. We also may refer to these Riders as the "IPFL 6.11 SERIES RIDERS."

LIFETIME INCOME AMOUNT: The annual guaranteed withdrawal amounts under the Riders.

LIFETIME INCOME DATE: The date on which the Lifetime Income Amount guarantee begins.

LIFESTYLE PS SUBACCOUNTS: The Subaccounts that invest in a specific Lifestyle PS Series Portfolio of the John Hancock Variable Insurance Trust: Lifestyle Balanced PS Subaccount, Lifestyle Conservative PS Subaccount, Lifestyle Growth PS Subaccount and Lifestyle Moderate PS Subaccount. We make the Lifestyle PS Subaccounts available under a Contract with an IPFL 6.11 Series Rider.

MONTHLY ANNIVERSARY: The day in each calendar month that is the same day of the month as the Contract Date. If that day is not a Business Day, the Monthly Anniversary will be the next Business Day. If the Monthly Anniversary is on the 29th, 30th or 31st, then for any month that does not include those dates, the Monthly Anniversary will be the first Business Day of the following month.

PORTFOLIO STABILIZATION PROCESS: A non-discretionary, systematic mathematical process we use each Business Day to monitor the Contract Value under a Contract with an IPFL 6.11 Series Rider. The Portfolio Stabilization Process determines the amount of Contract Value, if any, that we will automatically transfer between the Lifestyle PS Subaccounts and the Bond PS Subaccount at the end of a Business Day.

REFERENCE VALUE: A value that the Portfolio Stabilization Process uses each Business Day to compare against your Contract Value. The Reference Value is based on your initial Contract Value, and is adjusted each Business Day to reflect Additional Purchase Payments and Excess Withdrawals. We adjust the Reference Value on each Monthly Anniversary to reflect the current Contract Value if that amount is greater than the most recently determined Reference Value. THE REFERENCE VALUE HAS NO CASH VALUE, AND YOU CANNOT WITHDRAW IT. IT IS NOT DESIGNED TO EQUAL THE BENEFIT BASE OR THE LIFETIME INCOME AMOUNT.

REFERENCE VALUE RATIO or RV RATIO: The Contract Value on any Business Day divided by the current Reference Value.

SETTLEMENT PHASE: The period when your Contract Value is less than the Lifetime Income Amount and we automatically begin making payments to you under the Rider, subject to the conditions described in the Rider. During the Settlement Phase, the Contract continues but all other rights and benefits under the Contract, including death benefits and any additional Riders, terminate.

STEP-UP: A potential way to increase guaranteed annual withdrawal amounts under the Riders. A Step-Up, if applicable, will increase the Benefit Base to reflect favorable investment performance, if any, on Contract Anniversaries before and after the Lifetime Income Date, up to and including the Age 95 Contract Anniversary.

STEP-UP DATE: A date on which we determine whether a Step-Up could occur.

TARGET BOND PS SUBACCOUNT ALLOCATION: The target amount required to be maintained in the Bond PS Subaccount, before adjustment to reflect Contract Value allocated to the Ultra Short Term Bond Subaccount.

                                  II. Overview

This overview tells you some key points you should know about the Contract. Because this is an overview, it does not contain all the information that may be important to you. You should read carefully this entire Prospectus, including its Appendices and the Statement of Additional Information ("SAI") for more detailed information.

We disclose all material features and benefits of the Contracts in this Prospectus. Insurance laws and regulations apply to us in every state in which our Contracts are sold. As a result, a Contract purchased in one state may have terms and conditions that vary from the terms and conditions of a Contract purchased in a different jurisdiction. We disclose all material variations in this Prospectus.

WHAT KIND OF CONTRACT IS DESCRIBED IN THIS PROSPECTUS?

The Contract is a flexible Purchase Payment deferred Variable Annuity Contract between you and a Company. "Deferred" means payments by a Company begin on a future date under the Contract. "Variable" means amounts in the Contract may increase or decrease in value daily based upon your Contract's Variable Investment Options. The Contract provides for the accumulation of these investment amounts and the payment of annuity benefits on a variable and/or fixed basis.

WHO IS ISSUING MY CONTRACT?

Your Contract provides the name of the Company that issues your Contract. In general, John Hancock USA may issue the Contract in any jurisdiction except New York. John Hancock New York issues the Contract only in New York. Each Company sponsors its own Separate Account.

WHAT ARE SOME BENEFITS OF THE CONTRACT?

The Contract offers access to Variable Investment Options, tax-deferred treatment of earnings during the Accumulation Period, and the ability to receive annuity payments at a future date. We will pay a death benefit to your Beneficiary if you die during the Accumulation Period, which is described in this Prospectus under "Death Benefit During Accumulation Period."

We offer a variety of Fixed Annuity and Variable Annuity payment options. Periodic annuity payments will begin on the Annuity Commencement Date. You select the Annuity Commencement Date, the frequency of payment and the type of annuity payment option. Annuity payments are made to the Annuitant, unless the Owner is a trust or custodian. We provide more information about payout benefits in "V. Description of the Contract -- Pay-Out Period Provisions."

In most cases, no income tax will have to be paid on your earnings under the Contract until these earnings are paid out. WHEN YOU PURCHASE A CONTRACT FOR ANY QUALIFIED PLAN, THE CONTRACT DOES NOT PROVIDE ANY ADDITIONAL TAX-DEFERRED TREATMENT OF EARNINGS BEYOND THE TREATMENT PROVIDED BY THE PLAN. CONSEQUENTLY, YOU SHOULD PURCHASE A CONTRACT FOR A QUALIFIED PLAN ONLY ON THE BASIS OF OTHER BENEFITS OFFERED BY THE CONTRACT. THESE BENEFITS MAY INCLUDE LIFETIME INCOME PAYMENTS AND PROTECTION THROUGH LIVING AND DEATH BENEFITS.

You may elect to purchase additional benefit options when you purchase a Contract. The Contract offers an optional death benefit called the "Annual Step-Up Death Benefit" and optional guaranteed minimum withdrawal benefits called the "Income Plus For Life(R) 6.11 Series Riders," each for an additional fee. We provide more information about these benefits under "VI. Optional Benefits."

HOW DOES THE CONTRACT WORK?

Under the Contract, you make one or more Purchase Payments to a Company for a period of time, known as the Accumulation Period. During the Accumulation Period, your Purchase Payments will be allocated to Investment Options. You may transfer among the Investment Options and take withdrawals. Later, beginning on the Annuity Commencement Date, that Company makes one or more annuity payments under the Contract for a period of time, known as the Pay-out Period. Your Contract Value during the Accumulation Period is variable, and the amounts of annuity payments during the Pay-out Period may either be variable or fixed, depending upon your choice.

HOW CAN I INVEST MONEY IN THE CONTRACT?

We use the term Purchase Payment to refer to the investments you make in the Contract. The table below shows the required minimum amount for the initial Purchase Payment. The table also shows the required minimum amount for Additional Purchase Payments.

                         MINIMUM INITIAL        MINIMUM ADDITIONAL
 TYPE OF CONTRACT        PURCHASE PAYMENT        PURCHASE PAYMENT
--------------------     ----------------       ------------------
   Nonqualified               $5,000                    $30
    Qualified                 $2,000                    $30

Generally, you may make Additional Purchase Payments at any time, subject to the following limits. You must obtain our approval to make a Purchase Payment if it would cause your contract values in this Contract plus any other variable annuity contracts with the same Owner or Annuitant, issued by us or our affiliates (your "total contract values"), to exceed $1 million, or if your total contract values already exceed $1 million. For Contracts with the Flex Access withdrawal charge option, you may not make any Additional Purchase Payments after the first Contract Year (see "VII. Charges and Deductions -- Withdrawal Charges"). For Contracts without the Flex Access withdrawal charge option, we reserve the right to limit or refuse any Additional Purchase Payments after the first Contract Year. We impose additional restrictions on Purchase Payments if you purchase a Contract with an Income Plus For Life(R) 6.11 Series Rider (see "VI. Optional Benefits -- Restrictions on Additional Purchase Payments").

WHAT CHARGES DO I PAY UNDER THE CONTRACT?

The Contracts have an annual Contract fee of $50, which we will waive if you are registered for electronic delivery of transaction confirmations (see "V. Description of the Contract -- Telephone and Electronic Transactions"). Your Contract also has asset-based charges to compensate us primarily for our administrative and distribution expenses and for the mortality and expense risks that we assume under the Contract. We take the deduction proportionally from each of your Variable Investment Options. We make deductions for any applicable taxes based on the amount of a Purchase Payment. If you elect a Rider, we also deduct the Rider charges shown in the Fee Tables proportionally from each of your Investment Options, based on your value in each.

If you withdraw some of your Purchase Payments from your Contract prior to the Annuity Commencement Date (including withdrawals under an Income Plus For Life(R) 6.11 Series Rider), or if you surrender your Contract in its entirety for cash prior to the Annuity Commencement Date, we may assess a withdrawal charge. The amount of this charge will depend on the number of years that have passed since we received your Purchase Payments, and the charge structure you select. The Contract allows you to choose one of the following prior to issuance:

      - Venture(R) Frontier -- the Contract imposes a charge on each withdrawal of Purchase Payments (net of the "free Withdrawal Amount" -- see "VII. Charges and Deductions -- Withdrawal Charges") equal to 8%, 7%, 6%, 5%, 4%, 3% and 2% in the years after payment and reducing after year seven to 0%; or

      - Venture(R) Frontier with Flex Access -- this option imposes a withdrawal charge equal to 8%, 7%, 6% and 5% in the years after payment and reducing after year four to 0%, plus an additional asset-based 0.50% distribution charge for the first four Contract Years.

You can choose the structure that best meets your needs based on your specific circumstances and preferences. For more information, please see "III. Fee Tables."

WHAT ARE MY INVESTMENT CHOICES?

VARIABLE INVESTMENT OPTIONS. We hold the assets of each Variable Investment Option in a Subaccount that invests solely in a corresponding Portfolio. The Portfolio prospectuses contain full descriptions of the Portfolios. The amount invested in any Variable Investment Option will increase or decrease based upon the investment performance of the corresponding Portfolio (reduced by certain charges we deduct -- see "III. Fee Tables").

We offer two sets of Variable Investment Options. The set of Variable Investment Options available to you depends upon whether you select an Income Plus for Life(R) 6.11 Series Rider with your Contract.

CONTRACTS WITH AN INCOME PLUS FOR LIFE(R) 6.11 SERIES RIDER. If you purchase a Contract WITH an IPFL 6.11 Series Rider, you may allocate Purchase Payments and Contract Value to one or more of the following Investment Options:

                        Lifestyle Balanced PS Subaccount
                      Lifestyle Conservative PS Subaccount
                         Lifestyle Growth PS Subaccount
                        Lifestyle Moderate PS Subaccount
                        Ultra Short Term Bond Subaccount

In addition, we may make automatic transfers of your Contract Value to and from the Bond PS Subaccount, in accordance with the Portfolio Stabilization Process that is a feature of the IPFL 6.11 Series Riders. You cannot directly allocate any of your Contract Value to the Bond PS Subaccount, but we may transfer your Contract Value between the Lifestyle PS Subaccounts you choose and the Bond PS Subaccount. We describe the Portfolio Stabilization Process we use to determine when and how much we may transfer under "VI. Optional Benefits."

IF YOU PURCHASE A CONTRACT WITH AN INCOME PLUS FOR LIFE(R) 6.11 SERIES RIDER, YOU AUTHORIZE US TO TRANSFER YOUR CONTRACT VALUE BETWEEN THE LIFESTYLE PS SUBACCOUNTS AND THE BOND PS SUBACCOUNT. ACCORDINGLY, YOUR ABILITY TO MAINTAIN AN INVESTMENT IN THE LIFESTYLE PS SUBACCOUNTS WILL BE AFFECTED BY AUTOMATIC TRANSFERS WE MAY MAKE TO AND FROM THE BOND PS SUBACCOUNT. AN INCOME PLUS FOR LIFE(R) 6.11 SERIES RIDER MAY NOT BE AN APPROPRIATE CHOICE IF YOU ARE PRIMARILY INTERESTED IN MAXIMIZING THE CONTRACT'S POTENTIAL FOR LONG-TERM PARTICIPATION IN EQUITY SECURITIES MARKETS.

CONTRACTS WITHOUT AN INCOME PLUS FOR LIFE(R) 6.11 SERIES RIDER. If you purchase a Contract WITHOUT an IPFL 6.11 Series Rider, you may allocate Purchase Payments and Contract Value to one or more of the following Variable Investment Options:

                          Lifestyle Balanced Subaccount
                        Lifestyle Conservative Subaccount
                           Lifestyle Growth Subaccount
                          Lifestyle Moderate Subaccount
                        Ultra Short Term Bond Subaccount

ALL CONTRACTS

Before you select Variable Investment Options under a Contract, you should consider:

      - You bear the investment risk that your Contract Value will increase or decrease to reflect the results of your Contract's investment in underlying Portfolios. We do not guarantee Contract Value in a Variable Investment Option or the investment performance of any Portfolio.

      - The risks, fees and expenses (such as operating expenses and transaction costs) associated with the Portfolios available under a Contract with an Income Plus For Life(R) 6.11 Series Rider generally will differ from those associated with the Portfolios available in a Contract without an Income Plus For Life(R) 6.11 Series Rider, even where the Portfolio names are similar (see "IV. General Information about Us, the Separate Accounts and the Portfolios -- The Portfolios"). You should review the Portfolio prospectuses for more information.

      - Although the Portfolios may invest directly in securities or indirectly, through other underlying funds, you will not have the ability to determine the investment decisions or strategies of the Portfolios. If you would prefer greater control or a broader range of investment options, you (and your financial advisor) should carefully consider the features of other variable annuity contracts, offered by us or by other life insurance companies, before purchasing a Contract.

HOW CAN I CHANGE MY INVESTMENT CHOICES?

ALLOCATION OF PURCHASE PAYMENTS. You designate how you would like your Purchase Payments to be allocated among the Variable Investment Options available under your Contract. You may change this investment allocation for future Purchase Payments at any time.

TRANSFERS AMONG INVESTMENT OPTIONS. During the Accumulation Period, you may transfer your investment amounts among Investment Options, subject to certain restrictions described below and in "V. Description of the Contract -- Transfers You May Make Among Investment Options." During the Pay-out Period, you may transfer your allocations among the Variable Investment Options, subject to certain restrictions described in "Transfers During Pay-out Period."

The Variable Investment Options can be a target for abusive transfer activity. To discourage disruptive frequent trading activity, we have adopted a policy for each Separate Account to restrict Owner-initiated transfers to two per calendar month per Contract, with certain exceptions described in more detail in "V. Description of the Contract -- Transfers You May Make Among Investment Options." We apply each Separate Account's policy and procedures uniformly to all Contract Owners.

In addition to the transfer restrictions that we impose, the John Hancock Variable Insurance Trust also has adopted policies under Rule 22c-2 of the 1940 Act to detect and deter abusive short-term trading. Accordingly, a Portfolio may require us to impose trading restrictions if it discovers violations of its frequent short-term trading policy. We will provide tax identification numbers and other Contract Owner transaction information to John Hancock Variable Insurance Trust upon request, which it may use to identify any pattern or frequency of activity that violates its short-term trading policy.

TRANSFERS BETWEEN ANNUITY OPTIONS. During the Pay-out Period, you may not transfer from a Variable Annuity Option to a Fixed Annuity Option, or from a Fixed Annuity Option to a Variable Annuity Option (see "V. Description of the Contract -- Transfers During Pay-out Period").

TRANSFERS UNDER CONTRACTS WITH AN INCOME PLUS FOR LIFE(R) 6.11 SERIES RIDER. We impose restrictions on your ability to make transfers among certain Variable Investment Options available under the Income Plus For Life(R) 6.11 Series Riders. In addition, we are authorized to make automatic transfers under the Portfolio Stabilization Process from time to time. These automatic transfers move your Contract Value between the Lifestyle PS Subaccounts you select and the Bond PS Subaccount (see "VI. Optional Benefits").

HOW DO I ACCESS MY MONEY?

During the Accumulation Period, you may withdraw all or a portion of your Contract Value. The amount you withdraw from any Investment Option must be at least $300 or, if less, your entire balance in that Investment Option. If a withdrawal plus any applicable withdrawal charge would reduce your Contract Value to less than $1,000, we may treat your withdrawal request as a request to withdraw all of your Contract Value. A withdrawal charge and an administration fee may apply to your withdrawal (see "VII. Charges and Deductions -- Withdrawal Charges"). Withdrawals from Contracts with an Income Plus For Life(R) 6.11 Series Rider may affect the benefits under the Rider (see "VI. Optional Benefits"). A withdrawal also may be subject to income tax and a 10% penalty tax.

WHAT TYPES OF OPTIONAL BENEFIT RIDERS MAY I BUY UNDER THE CONTRACT?

For the additional charge shown in the Fee Tables, you may purchase a Rider offering optional benefits. The availability of the Riders may vary by state.

Income Plus For Life(R) 6.11 Series Riders

The Income Plus For Life(R) 6.11 Series Riders (or "IPFL 6.11 Series Riders") are optional guaranteed minimum withdrawal benefit Riders. The Riders contain our guarantee that you will be able to make withdrawals of a Lifetime Income Amount, regardless of your Contract's investment performance. We describe the Riders' terms in more detail in "VI. Optional Benefits."

AVAILABILITY. If it is available in your state, you may elect to purchase an IPFL 6.11 Series Rider through your registered representative's authorized distributor. The IPFL 6.11 Series Riders are not available if you inherit a Contract issued as an IRA (see "VI. Optional Benefits -- Availability"). You (or the applicable oldest "Covered Person") must be under age 81 to purchase the Rider. ONCE WE ISSUE A CONTRACT WITH AN IPFL 6.11 SERIES RIDER, YOU WILL NOT BE ABLE TO TERMINATE THE RIDER OR EXCHANGE IT FOR ANOTHER RIDER WHILE YOUR CONTRACT IS IN EFFECT.

RIDER BENEFIT. We designed the IPFL 6.11 Series Riders to make a Lifetime Income Amount available for annual withdrawals starting on a "Lifetime Income Date." If you limit your annual withdrawals to the Lifetime Income Amount, we will make this benefit available for as long as you live, even if your Contract Value reduces to zero. You may elect to receive the Lifetime Income Amount automatically under our Income Made Easy program. We will pay the Lifetime Income Amount automatically during the Rider's "Settlement Phase," which begins when your Contract Value reduces below a minimum required amount and you satisfy the conditions described in the Rider.

EXCESS WITHDRAWALS. Under the IPFL 6.11 Series Riders, you choose how much Contract Value to withdraw at any time. We may reduce the Lifetime Income Amount that we guarantee for future lifetime benefit payments, however, if:

      -     you make a withdrawal before the Lifetime Income Date, or

      - your annual Withdrawal Amounts exceed the Lifetime Income Amount in any year after the Lifetime Income Date.

WE WILL REDUCE THE LIFETIME INCOME AMOUNT IF YOU TAKE ANY WITHDRAWALS BEFORE THE APPLICABLE LIFETIME INCOME DATE. WE ALSO WILL REDUCE THE LIFETIME INCOME AMOUNT IF YOUR ANNUAL WITHDRAWAL AMOUNTS AFTER THE LIFETIME INCOME DATE EXCEED THE LIMITS SPECIFIED IN THE IPFL 6.11 SERIES RIDERS. YOU WILL LOSE THE LIFETIME INCOME AMOUNT IF YOUR WITHDRAWAL AMOUNTS BEFORE THE APPLICABLE LIFETIME INCOME DATE DEPLETE YOUR CONTRACT VALUE AND ANY REMAINING BENEFIT BASE TO ZERO (SEE "VI. OPTIONAL BENEFITS -- FEATURES OF IPFL 6.11 SERIES RIDERS").

BENEFIT BASE. We use a Benefit Base to determine the Lifetime Income Amount. You cannot request a withdrawal of the Benefit Base, and it will usually differ from the Contract Value. The initial Benefit Base is equal to your initial Purchase Payment, up to the maximum Benefit Base ($3 million). If you choose not to make any withdrawals at all during certain Contract Years, we will increase the Benefit Base by a Credit. We also may increase or "step up" the Benefit Base on certain dates to reflect market performance or other factors. You may also increase the amounts we guarantee by making Additional Purchase Payments that we accept, but we impose special limits on Additional Purchase Payments under Contracts issued with an IPFL 6.11 Series Rider.

INVESTMENT LIMITATIONS -- AUTOMATIC TRANSFERS OF CONTRACT VALUE. If you purchase a Contract with an IPFL 6.11 Series Rider, you must invest your Contract Value only in the Variable Investment Options we make available for that Rider. Under the IPFL 6.11 Series Riders, we monitor your Contract Value each Business Day and we may make automatic transfers of some of your Contract Value between the Lifestyle PS Subaccounts you select and the Bond PS Subaccount. We only make these automatic transfers to or from the Bond PS Subaccount under a non-discretionary, systematic mathematical process we call the "Portfolio Stabilization Process." We describe the Portfolio Stabilization Process in more detail in "VI. Optional Benefits," and in the SAI. We do not permit you to invest directly in or transfer funds directly out of the Bond PS Subaccount.

Annual Step-Up Death Benefit Rider

You may elect to purchase the optional Annual Step-Up Death Benefit Rider, if available in your state, whether or not you purchase an Income Plus For Life(R)
6.11 Series Rider. Under the Annual Step-Up Death Benefit Rider, we guarantee a minimum death benefit up to the earlier of the Annuity Commencement Date or the Maturity Date based on the Contract's highest "Anniversary Value" that may be achieved up to the Contract Anniversary after you (or any Co-Owner) have attained age 75 (or death if earlier). The Annual Step-Up Death Benefit is available only at Contract issue and cannot be revoked once elected. You may not purchase the Annual Step-Up Death Benefit Rider, however, if you (or any co-Owner) have attained age 75, or if your Contract is an IRA that you inherited from someone else (unless you are the spouse of the decedent and own the IRA in your own name).

Please consult your registered representative or contact our Annuities Service Center at the address or phone number shown on page ii of this Prospectus for information on whether the Rider is available in your state.

IF YOU ELECT TO PURCHASE AN ANNUAL STEP-UP DEATH BENEFIT RIDER AND NOT AN IPFL
6.11 SERIES RIDER, YOU MUST INVEST YOUR CONTRACT VALUE IN THE INVESTMENT OPTIONS AVAILABLE UNDER A CONTRACT WITHOUT AN IPFL 6.11 SERIES RIDER. WE RESERVE THE RIGHT TO IMPOSE ADDITIONAL RESTRICTIONS ON INVESTMENT OPTIONS AT ANY TIME. If we do impose additional restrictions, any Contract Value already allocated to a permitted Investment Option will not be affected by the restriction as long as it remains in that Investment Option.

WHAT ARE THE TAX CONSEQUENCES OF OWNING A CONTRACT?

In most cases, no income tax will have to be paid on amounts you earn under a Contract until these earnings are paid out. All or part of the following distributions from a Contract may constitute a taxable payout of earnings:

      -     withdrawals (including surrenders and systematic withdrawals);

      -     payment of any death benefit proceeds;

      -     periodic payments under one of our annuity payment options;

      -     certain ownership changes; and

      -     any loan, assignment or pledge of the Contract as collateral.

How much you will be taxed on a distribution is based upon complex tax rules and depends on matters such as:

      -     the type of the distribution;

      -     when the distribution is made;

      - the nature of any Qualified Plan for which the Contract is being used; and

      -     the circumstances under which the payments are made.

If your Contract is issued in connection with a Qualified Plan, all or part of your Purchase Payments may be tax deductible or excludible from income.

A 10% tax penalty applies in many cases to the taxable portion of any distributions taken from a Contract before you reach age 59 1/2. Also, most Qualified Plans require that minimum distributions from a Contract commence and/or be completed within a certain period of time. This effectively limits the period of time during which you can continue to derive tax-deferral benefits from any tax-deductible or tax-deferred Purchase Payments you paid or on any earnings under the Contract.

IF YOU ARE PURCHASING THE CONTRACT AS AN INVESTMENT VEHICLE FOR A QUALIFIED PLAN, INCLUDING AN IRA, YOU SHOULD CONSIDER THAT THE CONTRACT DOES NOT PROVIDE ANY ADDITIONAL TAX-DEFERRAL BENEFITS BEYOND THE TREATMENT PROVIDED BY THE QUALIFIED PLAN. THE FAVORABLE TAX-DEFERRAL BENEFITS AVAILABLE FOR QUALIFIED PLANS THAT INVEST IN ANNUITY CONTRACTS ARE ALSO GENERALLY AVAILABLE IF THE QUALIFIED PLANS PURCHASE OTHER TYPES OF INVESTMENTS, SUCH AS MUTUAL FUNDS, EQUITIES AND DEBT INSTRUMENTS. HOWEVER, THE CONTRACT OFFERS FEATURES AND BENEFITS THAT OTHER INVESTMENTS MAY NOT OFFER. YOU AND YOUR REGISTERED REPRESENTATIVE SHOULD CAREFULLY CONSIDER WHETHER THE FEATURES AND BENEFITS, INCLUDING THE INVESTMENT OPTIONS AND PROTECTION THROUGH LIVING GUARANTEES, DEATH BENEFITS AND OTHER BENEFITS PROVIDED UNDER AN ANNUITY CONTRACT ISSUED IN CONNECTION WITH A QUALIFIED PLAN ARE SUITABLE FOR YOUR NEEDS AND OBJECTIVES AND ARE APPROPRIATE IN LIGHT OF THE EXPENSE.

We provide additional information on taxes in "VIII. Federal Tax Matters." We make no attempt to provide more than general information about use of the Contract with the various types of retirement plans. Purchasers of Contracts for use with any retirement plan should consult their legal counsel and a qualified tax advisor regarding the suitability of the Contract.

CAN I RETURN MY CONTRACT?

In most cases, you have the right to cancel your Contract within 10 days (or longer in some states) after you receive it. In most states, you will receive a refund equal to the Contract Value on the date of cancellation, which may be increased by any charges for premium taxes deducted by us to that date. In some states, or if your Contract is issued as an IRA, you will receive a refund of any Purchase Payments you made, if that amount is higher. The date of cancellation is the date we receive the Contract or acceptable written notification.

WILL I RECEIVE A TRANSACTION CONFIRMATION?

We will send you a confirmation statement for certain transactions in your Investment Accounts. You should carefully review these transaction confirmations to verify their accuracy. You should immediately report any mistakes to our Annuities Service Center (at the address or phone number shown on page ii of this Prospectus). If you fail to notify our Annuities Service Center of any mistake within 60 days of the delivery of the transaction confirmation, you will be deemed to have ratified the transaction. We encourage you to register for electronic delivery of your transaction confirmations, and we will waive the $50 annual Contract fee if you are registered. Please contact the John Hancock Annuities Service Center at the applicable telephone number or Internet address shown on page ii of this Prospectus for more information on electronic transactions.

                                 III. Fee Tables

The following tables describe the fees and expenses applicable to buying, owning and surrendering a Venture(R) Frontier Contract. These fees and expenses are more completely described in this Prospectus under "VII. Charges and Deductions." The items listed under "Total Annual Portfolio Operating Expenses" are described in detail in the Portfolio prospectus. Unless otherwise shown, the tables below show the maximum fees and expenses (including fees deducted from Contract Value for optional benefits).

THE FOLLOWING TABLE DESCRIBES THE FEES AND EXPENSES THAT YOU PAY AT THE TIME THAT YOU BUY THE CONTRACT, WITHDRAW CONTRACT VALUES, SURRENDER THE CONTRACT, OR TRANSFER CASH VALUE BETWEEN INVESTMENT OPTIONS. STATE PREMIUM TAXES MAY ALSO BE DEDUCTED.

                     CONTRACT OWNER TRANSACTION EXPENSES(1)

                                JOHN HANCOCK USA
                              JOHN HANCOCK NEW YORK

                                                                        VENTURE(R) FRONTIER WITH FLEX
                                   VENTURE(R) FRONTIER                             ACCESS
                                    WITHDRAWAL CHARGE(2)                     WITHDRAWAL CHARGE(2)
                            (as percentage of Purchase Payments)     (as percentage of Purchase Payments)
                            ------------------------------------     ------------------------------------
First Year                                   8%                                        8%
Second Year                                  7%                                        7%
Third Year                                   6%                                        6%
Fourth Year                                  5%                                        5%
Fifth Year                                   4%                                        0%
Sixth Year                                   3%                                        0%
Seventh Year                                 2%                                        0%
Thereafter                                   0%                                        0%

TRANSFER FEE(3)
   Maximum Fee                            $ 25                                      $ 25
   Current Fee                            $  0                                      $  0

(1) State premium taxes may also apply to your Contract, which currently range from 0.04% to 4.00% of each Purchase Payment (see "VII. Charges and Deductions -- Premium Taxes").

(2) You select at issue either the Venture(R) Frontier withdrawal charge schedule or the Venture(R) Frontier with Flex Access option and, once made, your selection may not be revoked. NOTE THAT THE FLEX ACCESS OPTION ALSO HAS AN ASSET-BASED DISTRIBUTION CHARGE (SEE FOLLOWING TABLE). Please refer to "VII. Charges and Deductions" for more information. The withdrawal charge is taken upon withdrawal or surrender within the specified period of years measured from the date of each Purchase Payment. The total withdrawal charge will be the sum of the withdrawal charges for the Purchase Payments being liquidated.

(3) This fee is not currently assessed against transfers. We reserve the right to impose a charge in the future for transfers in excess of 12 per year. The amount of this fee will not exceed the lesser of $25 or 2% of the amount transferred.

THE FOLLOWING TABLE DESCRIBES FEES AND EXPENSES THAT YOU PAY PERIODICALLY DURING THE TIME THAT YOU OWN THE CONTRACT. THIS TABLE DOES NOT INCLUDE ANNUAL PORTFOLIO OPERATING EXPENSES.

            PERIODIC FEES AND EXPENSES OTHER THAN PORTFOLIO EXPENSES
                                JOHN HANCOCK USA
                             JOHN HANCOCK NEW YORK

               ANNUAL CONTRACT FEE(1)                                                    $50
----------------------------------------------------       ----------------------------------------------------------------
                                                                                             VENTURE(R) FRONTIER WITH
                                                                                                 FLEX ACCESS (2)
                                                           VENTURE(R) FRONTIER (2)        CONTRACT YEARS     CONTRACT YEARS
 ANNUAL SEPARATE ACCOUNT EXPENSES(3)                                                           1-4                 5+
                                                           -----------------------        --------------     --------------
(as a percentage of average Contract Value)
Mortality and Expense Risks Fee(4)                                  1.00%                       1.00%             1.00%

Administration Fee (asset-based)                                    0.15%                       0.15%             0.15%

Distribution Fee (asset-based) (5)                                  0.00%                       0.50%             0.00%
                                                                   -----                       -----             -----
TOTAL ANNUAL SEPARATE ACCOUNT EXPENSES(3)                           1.15%                       1.65%             1.15%
(With No Optional Riders Reflected)

                                                                                          CONTRACT YEARS     CONTRACT YEARS
OPTIONAL BENEFITS                                                                              1-4                 5-7
----------------------------------------------------                                      --------------     --------------
FEES DEDUCTED FROM SEPARATE ACCOUNT
Optional Annual Step-Up Death Benefit Fee                           0.30%                       0.30%              0.30%
                                                                   -----                       -----              -----
TOTAL ANNUAL SEPARATE ACCOUNT EXPENSES(6)                           1.45%                       1.95%              1.45%

(1) The annual Contract fee is waived if you are registered for electronic delivery of transaction confirmations (see "IX. General Matters -- Transaction Confirmations").

(2) The asset based charges are assessed differently under each withdrawal charge option. Please refer to "VII. Charges and Deductions" for more information.

(3)   A daily charge reflected as a percentage of the Variable Investment
      Options.

(4) This charge is assessed on all active Contracts, including Contracts continued by a Beneficiary upon the death of the Contract Owner or continued under any annuity option payable on a variable basis.

(5) If you choose the Flex Access withdrawal charge option, the Distribution Fee is assessed for the first four Contract Years.

(6) Amount shown includes the Mortality and Expense Risks Fee, Administration Fee, Distribution Fee as well as the optional Annual Step-Up Death Benefit Fee, as applicable.

OTHER ACCOUNT FEES DEDUCTED FROM CONTRACT VALUE
Optional Guaranteed Minimum Withdrawal Benefit Riders
(You may select only one of the following. We deduct the fee on an annual basis from Contract Value.)

                                     IPFL 6.11 RIDER (1)       IPFL -- JOINT LIFE 6.11 RIDER (2)
                                     -------------------       ---------------------------------
Maximum Fee                                1.50%                          1.50%
Current Fee                                1.00%                          1.00%

(1) The current charge for the Income Plus For Life(R) 6.11 Rider is 1.00% of the Adjusted Benefit Base. We reserve the right to change the charge up to a maximum charge of 1.50% at any time, but we will not do so during the first 2 Contract Years, or within the 2 Contract Years following such a change.

(2) The current charge for the Income Plus For Life -- Joint Life(R) 6.11 Rider is 1.00% of the Adjusted Benefit Base. We reserve the right to change the charge up to a maximum charge of 1.50% at any time, but we will not do so during the first 2 Contract Years, or within the 2 Contract Years following such a change.

THE NEXT TABLE DESCRIBES THE MINIMUM AND MAXIMUM TOTAL OPERATING EXPENSES CHARGED BY THE PORTFOLIOS THAT YOU MAY PAY PERIODICALLY DURING THE TIME THAT YOU OWN THE CONTRACT. MORE DETAIL CONCERNING EACH PORTFOLIO'S FEES AND EXPENSES IS CONTAINED IN THE PORTFOLIO'S PROSPECTUS.

                                                                 VENTURE(R) FRONTIER WITH      VENTURE(R) FRONTIER WITHOUT
                                                                  IPFL 6.11 SERIES RIDER         IPFL 6.11 SERIES RIDER
                                                                 -------------------------     ---------------------------
TOTAL ANNUAL PORTFOLIO OPERATING EXPENSES                         MINIMUM         MAXIMUM        MINIMUM         MAXIMUM
-------------------------------------------------------------    ---------       ---------     ----------       ----------
Range of expenses that are deducted from Portfolio assets,
  including management fees, Rule 12b-1 fees and other expenses       0.88%           1.04%          0.88%            1.06%

EXAMPLES

We provide the following examples that are intended to help you compare the costs of investing in a Contract with the costs of investing in other variable annuity contracts. These costs include Contract Owner expenses, Contract fees, Separate Account annual expenses and Portfolio fees and expenses. Example 1 pertains to a Venture(R) Frontier Contract with the Flex Access option and the optional benefit Riders shown below. Example 2 pertains to a Contract with the Flex Access option and without optional benefit Riders. Example 3 pertains to a Contract the optional benefit Riders shown below. Example 4 pertains to a Contract without optional benefit Riders.

EXAMPLE 1: MAXIMUM PORTFOLIO OPERATING EXPENSES -- VENTURE(R) FRONTIER WITH FLEX ACCESS CONTRACT WITH OPTIONAL BENEFIT RIDERS

The following example assumes that you invest $10,000 in a Contract with the Flex Access withdrawal charge schedule option and the optional benefit Riders shown below. The first example also assumes that your investment has a 5% return each year and assumes the maximum annual Contract fee, Rider fees, and the maximum fees and expenses of any of the Portfolios. Please note that the Rider fees are reflected as a percentage of the Adjusted Benefit Base, which may vary in value from the total Variable Investment Option value. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

JOHN HANCOCK USA
JOHN HANCOCK NEW YORK
CONTRACT WITH INCOME PLUS FOR LIFE(R) 6.11 AND ANNUAL STEP-UP DEATH BENEFIT
RIDERS

                                                           1 YEAR         3 YEARS        5 YEARS        10 YEARS
                                                         ----------     -----------    -----------     -----------
If you surrender the Contract at the end of the
  applicable time period:                                 $ 1,246        $ 2,106         $ 2,587         $ 5,183
If you annuitize, or do not surrender the Contract at
  the end of the applicable time period:                  $   511        $ 1,558         $ 2,587         $ 5,183

EXAMPLE 2: MINIMUM PORTFOLIO OPERATING EXPENSES -- VENTURE(R) FRONTIER WITH FLEX ACCESS CONTRACT WITH NO OPTIONAL BENEFIT RIDERS

The next example assumes that you invest $10,000 in a Contract with the Flex Access withdrawal charge schedule option and no optional benefit Riders. This example also assumes that your investment has a 5% return each year and assumes the average annual Contract fee we expect to receive for the Contracts and the minimum fees and expenses of any of the Portfolios. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

JOHN HANCOCK USA
JOHN HANCOCK NEW YORK
CONTRACT WITH NO OPTIONAL BENEFIT RIDERS

                                                           1 YEAR         3 YEARS        5 YEARS        10 YEARS
                                                         ----------     -----------    -----------     -----------
If you surrender the Contract at the end of the
  applicable time period:                                  $ 1,045        $ 1,510        $ 1,525         $ 2,969
If you annuitize, or do not surrender the Contract at
  the end of the applicable time period:                   $   306        $   932        $ 1,525         $ 2,969

EXAMPLE 3: MAXIMUM PORTFOLIO OPERATING EXPENSES -- VENTURE(R) FRONTIER CONTRACT WITH OPTIONAL BENEFIT RIDERS

The following example assumes that you invest $10,000 in a Contract with the optional benefit Riders shown below. The first example also assumes that your investment has a 5% return each year and assumes the maximum annual Contract fee and the maximum fees and expenses of any of the Portfolios. Please note that the Rider fees are reflected as a percentage of the Adjusted Benefit Base, which may vary in value from the total Variable Investment Option value. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

JOHN HANCOCK USA
JOHN HANCOCK NEW YORK
CONTRACT WITH INCOME PLUS FOR LIFE(R) 6.11 AND ANNUAL STEP-UP DEATH BENEFIT
RIDERS

                                                           1 YEAR         3 YEARS        5 YEARS        10 YEARS
                                                         ----------     -----------    -----------     -----------
If you surrender the Contract at the end of the
  applicable time period:                                  $ 1,200        $ 1,970        $ 2,774         $ 5,026
If you annuitize, or do not surrender the Contract
  at the end of the applicable time period:                $   461        $ 1,412        $ 2,401         $ 5,026

EXAMPLE 4: MINIMUM PORTFOLIO OPERATING EXPENSES -- VENTURE(R) FRONTIER CONTRACT WITH NO OPTIONAL BENEFIT RIDERS

The next example assumes that you invest $10,000 in a Contract with no optional benefit Riders. This example also assumes that your investment has a 5% return each year and assumes the average annual Contract fee we expect to receive for the Contracts and the minimum fees and expenses of any of the Portfolios. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

JOHN HANCOCK USA
JOHN HANCOCK NEW YORK
CONTRACT WITH NO OPTIONAL BENEFIT RIDERS

                                                           1 YEAR         3 YEARS        5 YEARS        10 YEARS
                                                         ----------     -----------    -----------     -----------
If you surrender the Contract at the end of the
  applicable time period:                                   $ 999         $ 1,370        $ 1,730         $ 2,799
If you annuitize, or do not surrender the Contract at
  the end of the applicable time period:                    $ 256         $   783        $ 1,330         $ 2,799

THE FOLLOWING TABLES DESCRIBE THE OPERATING EXPENSES FOR EACH OF THE PORTFOLIOS, AS A PERCENTAGE OF THE PORTFOLIO'S AVERAGE NET ASSETS FOR THE FISCAL YEAR ENDING DECEMBER 31, 2010, EXCEPT AS STATED BELOW IN THE NOTES THAT FOLLOW THE TABLES. MORE DETAIL CONCERNING EACH PORTFOLIO'S FEES AND EXPENSES IS CONTAINED IN THE PORTFOLIO'S PROSPECTUS AND IN THE NOTES FOLLOWING THE TABLES.

The available Portfolios differ for Contracts issued with and Contracts issued without an IPFL 6.11 Series Rider (see "VI. Optional Benefits").

PORTFOLIO EXPENSES FOR CONTRACTS WITH AN IPFL 6.11 SERIES RIDER:

                                                       DISTRIBUTION                  ACQUIRED      TOTAL ANNUAL
                                                        AND SERVICE     OTHER     PORTFOLIO FEES    OPERATING
PORTFOLIO/SERIES                      MANAGEMENT FEE   (12b-1) FEES    EXPENSES    AND EXPENSES    EXPENSES (1)
-----------------------------------   --------------   ------------   ---------   --------------   ------------
LIFESTYLE BALANCED PS SERIES(2)
Series II                                  0.05%           0.25%        0.04%          0.68%           1.02%

LIFESTYLE CONSERVATIVE PS SERIES(2)
Series II                                  0.05%           0.25%        0.06%          0.63%           0.99%

LIFESTYLE GROWTH PS SERIES(2)
Series II                                  0.05%           0.25%        0.04%          0.70%           1.04%

LIFESTYLE MODERATE PS SERIES(2)
Series II                                  0.05%           0.25%        0.06%          0.66%           1.02%

BOND PS SERIES(2)
Series II                                  0.65%           0.25%        0.06%          0.00%           0.96%

ULTRA SHORT TERM BOND(2)
Series II                                  0.55%           0.25%        0.08%          0.00%           0.88%

(1) The "Total Annual Operating Expenses" include fees and expenses incurred indirectly by a Portfolio as a result of its investment in other investment companies ("Acquired Portfolio Fees and Expenses"). The Total Annual Operating Expenses shown may not correlate to the Portfolio's ratio of expenses to average net assets shown in the "Financial Highlights" section of the Portfolio prospectus, which does not include Acquired Portfolio Fees and Expenses. Acquired Portfolio Fees and Expenses are based on the estimated indirect net expenses associated with the Portfolio's investment in the underlying Portfolios.

(2) For Portfolios and classes that have not commenced operations or have an inception date of less than six months as of December 31, 2010, expenses are estimated.

FUND EXPENSES FOR CONTRACTS WITHOUT AN IPFL 6.11 SERIES RIDER:

                                                       DISTRIBUTION                  ACQUIRED      TOTAL ANNUAL
                                                        AND SERVICE     OTHER     PORTFOLIO FEES    OPERATING
PORTFOLIO/SERIES                      MANAGEMENT FEE   (12b-1) FEES    EXPENSES    AND EXPENSES    EXPENSES (1)
-----------------------------------   --------------   ------------   ---------   --------------   ------------
LIFESTYLE BALANCED
Series II                                 0.04%            0.25%         0.02%         0.73%           1.04%
LIFESTYLE CONSERVATIVE
Series II                                 0.04%            0.25%         0.03%         0.69%           1.01%
LIFESTYLE GROWTH
Series II                                 0.04%            0.25%         0.03%         0.74%           1.06%
LIFESTYLE MODERATE
Series II                                 0.04%            0.25%         0.03%         0.71%           1.03%
ULTRA SHORT TERM BOND(2)
Series II                                 0.55%            0.25%         0.08%         0.00%           0.88%

(1) The "Total Annual Operating Expenses" include fees and expenses incurred indirectly by a Portfolio as a result of its investment in other investment companies ("Acquired Portfolio Fees and Expenses"). The Total Annual Operating Expenses shown may not correlate to the Portfolio's ratio of expenses to average net assets shown in the "Financial Highlights" section of the Portfolio prospectus, which does not include Acquired Portfolio Fees and Expenses. Acquired Portfolio Fees and Expenses are based on the estimated indirect net expenses associated with the Portfolio's investment in the underlying portfolios.

(2) For funds and classes that have not commenced operations or have an inception date of less than six months as of December 31, 2010, expenses are estimated.

   IV. General Information about Us, the Separate Accounts and the Portfolios

THE COMPANIES

We are subsidiaries of Manulife Financial Corporation.

Your Contract is issued by either John Hancock USA or John Hancock New York. Please refer to your Contract to determine which Company issued your Contract.

John Hancock USA, formerly known as "The Manufacturers Life Insurance Company (U.S.A.)," is a stock life insurance company originally organized under the laws of Maine on August 20, 1955, by a special act of the Maine legislature. John Hancock USA redomesticated under the laws of Michigan on December 30, 1992. John Hancock USA is authorized to transact life insurance and annuity business in all states (except New York), the District of Columbia, Guam, Puerto Rico and the Virgin Islands. Its principal office is located at 601 Congress Street, Boston, Massachusetts 02210-2805. John Hancock USA also has an Annuities Service Center at 164 Corporate Drive, Portsmouth, NH 03801-6815.

John Hancock New York, formerly known as "The Manufacturers Life Insurance Company of New York," is a wholly-owned subsidiary of John Hancock USA and is a stock life insurance company organized under the laws of New York on February 10, 1992. John Hancock New York is authorized to transact life insurance and annuity business only in the State of New York. Its principal office is located at 100 Summit Lake Drive, Valhalla, New York 10595. John Hancock New York also has an Annuities Service Center at 164 Corporate Drive, Portsmouth, NH 03801-6815.

The ultimate parent of both companies is Manulife Financial Corporation, a publicly traded company, based in Toronto, Canada. Manulife Financial Corporation is the holding company of The Manufacturers Life Insurance Company and its subsidiaries, collectively known as Manulife Financial. The Companies changed their names to John Hancock Life Insurance Company (U.S.A.) and John Hancock Life Insurance Company of New York, respectively, on January 1, 2005 following Manulife Financial Corporation's acquisition of John Hancock Financial Services, Inc.

The Company incurs obligations under the Contract to guarantee amounts in addition to your Contract Value, and investors must depend on the financial strength of the Company for satisfaction of the Company's obligations such as the Lifetime Income Amount, the death benefit and any guaranteed amounts associated with our optional benefits Riders. To the extent that the Company pays such amounts, the payments will come from the Company's general account assets. You should be aware that, unlike the Separate Accounts, the Company's general account is not segregated or insulated from the claims of the Company's creditors. The general account consists of securities and other investments that may decline in value during periods of adverse market conditions. The Company's financial statements contained in the SAI include a further discussion of risks inherent within the Company's general account investments.

THE SEPARATE ACCOUNTS

We use our Separate Accounts to support the Variable Investment Options.

You do not invest directly in the Portfolios made available under the Contracts. When you direct or transfer money to a Variable Investment Option, or when we transfer Contract Value to the Bond PS Series Investment Option, we will purchase shares of a corresponding Portfolio through one of our Separate Accounts. We hold the Portfolio's shares in a "Subaccount" (usually with a name similar to that of the corresponding Portfolio) of the applicable Separate Account. A Separate Account's assets (including the Portfolio's shares) belong to the Company that maintains that Separate Account.

For Contracts issued by John Hancock USA, we purchase and hold Portfolio shares in John Hancock Life Insurance Company (U.S.A.) Separate Account H, a Separate Account under the laws of Michigan. For Contracts issued by John Hancock New York, we purchase and hold Portfolio shares in John Hancock Life Insurance Company of New York Separate Account A, a Separate Account under the laws of New York.

The income, gains and losses, whether or not realized, from assets of a Separate Account are credited to or charged against that Separate Account without regard to a Company's other income, gains, or losses. Nevertheless, all obligations arising under a Company's Contracts are general corporate obligations of that Company. Assets of a Separate Account may not be charged with liabilities arising out of any of the respective Company's other business.

We reserve the right, subject to compliance with applicable law, to add other Subaccounts, eliminate existing Subaccounts, combine Subaccounts or transfer assets in one Subaccount to another Subaccount that we, or an affiliated company, may establish. We will not eliminate existing Subaccounts or combine Subaccounts without the prior approval of the appropriate state and/or federal regulatory authorities.

We registered the Separate Accounts with the SEC under the Investment Company Act of 1940, as amended (the "1940 Act") as unit investment trusts. Registration under the 1940 Act does not involve supervision by the SEC of the management or investment policies or practices of the Separate Accounts. If a Company determines that it would be in the best interests of persons having voting rights under the Contracts it issues, that Company's Separate Account may be operated as a management investment company under the 1940 Act or it may be deregistered if 1940 Act registration were no longer required.

THE PORTFOLIOS

When you select a Variable Investment Option, or when we transfer Contract Value to or from the Bond PS Series Investment Option, we invest your money in a Subaccount of our Separate Account and it invests in shares of a corresponding Portfolio of John Hancock Variable Insurance Trust.

THE PORTFOLIOS IN THE SEPARATE ACCOUNT ARE NOT PUBLICLY TRADED MUTUAL FUNDS. The Portfolios are only available to you as Investment Options in the Contracts or, in some cases, through other variable annuity contracts or variable life insurance policies issued by us or by other life insurance companies. In some cases, the Portfolios also may be available through participation in certain tax-qualified pension, retirement or college savings plans.

Investment Management

The Portfolios' investment advisers and managers may manage publicly traded mutual funds with similar names and investment objectives. However, the Portfolios are NOT directly related to any publicly traded mutual fund. You should not compare the performance of any Portfolio described in this Prospectus with the performance of a publicly traded mutual fund. THE PERFORMANCE OF ANY PUBLICLY TRADED MUTUAL FUND COULD DIFFER SUBSTANTIALLY FROM THAT OF ANY OF THE PORTFOLIOS HELD IN OUR SEPARATE ACCOUNT. SIMILARLY, THE PERFORMANCE OF A PORTFOLIO AVAILABLE UNDER A CONTRACT WITHOUT AN IPFL 6.11 SERIES RIDER COULD DIFFER SUBSTANTIALLY FROM THAT OF A PORTFOLIO WITH A SIMILAR NAME AND INVESTMENT OBJECTIVE THAT IS AVAILABLE UNDER A CONTRACT WITH AN IPFL 6.11 SERIES RIDER.

In selecting the Portfolios that are available as Investment Options under a Contract with an IPFL 6.11 Series Rider, we may establish requirements that are intended, among other things, to mitigate market price and interest rate risk for compatibility with the Portfolio Stabilization Process and our obligations to pay guarantees and benefits under the Rider. We seek to make available Investment Options that use strategies that are intended to lower potential volatility, including, but not limited to, strategies that: encourage diversification in asset classes and style; combine equity exposure with exposure to fixed income securities; and allow us to effectively and efficiently manage our exposure under the Rider. The requirements we impose are intended to protect us from loss. They may increase a Portfolio's transaction costs, and may otherwise lower the performance and reduce the availability of Investment Options under the Contract and/or under optional benefit Riders.

The John Hancock Variable Insurance Trust is a so-called "series" type mutual fund and is registered under the 1940 Act as an open-end management investment company. John Hancock Investment Management Services, LLC ("JHIMS LLC") provides investment advisory services to the John Hancock Variable Insurance Trust and receives investment management fees for doing so. JHIMS LLC pays a portion of its investment management fees to other firms that manage the John Hancock Variable Insurance Trust's Portfolios (i.e., subadvisers). JHIMS LLC is our affiliate and we indirectly benefit from any investment management fees JHIMS LLC retains.

The John Hancock Variable Insurance Trust has obtained an order from the SEC permitting JHIMS LLC, subject to approval by the Board of Trustees, to change a subadviser for a Portfolio or the fees paid to subadvisers and to enter into new subadvisory agreements from time to time without the expense and delay associated with obtaining shareholder approval of the change. This order does not, however, permit JHIMS LLC to appoint a subadviser that is an affiliate of JHIMS LLC or the John Hancock Variable Insurance Trust (other than by reason of serving as subadviser to a Portfolio) (an "Affiliated Subadviser") or to change a subadvisory fee of an Affiliated Subadviser without the approval of shareholders.

If shares of a Portfolio are no longer available for investment or in our judgment investment in a Portfolio becomes inappropriate, we may eliminate the shares of a Portfolio and substitute shares of another Portfolio, or of another open-end registered investment company. A substitution may be made with respect to both existing investments and the investment of future Purchase Payments. However, we will make no such substitution without first notifying you and obtaining approval of the SEC (to the extent required by the 1940 Act).

Portfolio Expenses

The table in the Fee Tables section of the Prospectus shows the investment management fees, Rule 12b-1 fees and other operating expenses for these Portfolio shares as a percentage (rounded to two decimal places) of each Portfolio's average daily net assets for 2010, except as indicated in the footnotes appearing at the end of the table. Fees and expenses of the Portfolios are not fixed or specified under the terms of the Contracts and may vary from year to year. These fees and expenses differ for each Portfolio and reduce the investment return of each Portfolio. Therefore, they also indirectly reduce the return you will earn on any Separate Account Investment Options.

The Portfolios pay us or certain of our affiliates compensation for some of the distribution, administrative, shareholder support, marketing and other services we or our affiliates provide to the Portfolios. The amount of this compensation is based on a percentage of the assets of the Portfolios attributable to the variable insurance products that we and our affiliates issue. These percentages may differ from Portfolio to Portfolio and among classes of shares within a Portfolio. In some cases, the compensation is derived from the Rule 12b-1 fees which are deducted from a Portfolio's assets and paid for the services we or our affiliates provide to that Portfolio. Compensation payments may be made by a Portfolio's investment adviser or its affiliates. None of these compensation payments results in any charge to you in addition to what is shown in the Total Annual Portfolio Operating Expenses table.

Funds of Funds

Each of the John Hancock Variable Insurance Trust's "Lifestyle" Portfolios is a "fund of funds" that invests in other underlying mutual funds. Expenses for a fund of funds may be higher than those for other Portfolios because a fund of funds bears its own expenses and indirectly bears its proportionate share of expenses of the underlying portfolios in which it invests. The prospectus for each of these funds of funds contains a description of the underlying portfolios for that Portfolio, including expenses of the portfolios, associated investment risks, and deductions from and expenses paid out of the assets of the Portfolio. JHIMS LLC retains QS Investors, LLC to provide direct subadvisory consulting services in its management of the Lifestyle Balanced, Lifestyle Conservative, Lifestyle Growth, and Lifestyle Moderate Portfolios, and the Lifestyle Balanced PS Series, Lifestyle Conservative PS Series, Lifestyle Growth PS Series and Lifestyle Moderate PS Series Portfolios.

The John Hancock Variable Insurance Trust has adopted a policy to post holdings of each of these funds of funds in other funds on a website within 30 days after each calendar quarter end and within 30 days after any material changes are made to the holdings of a fund of funds. In addition, the ten largest holdings of each fund will be posted to the website 30 days after each calendar quarter end. Please read the SAI for additional details about information posted to the website.

Portfolio Investment Objectives and Strategies

You bear the investment risk of any Portfolio you choose as a Variable Investment Option for your Contract. The following tables contain a general description of:

      A.    Portfolios for Contracts issued with an IPFL Series Rider;

      B.    Portfolios for Contracts issued without an IPFL Series Rider; and

      C.    Portfolio used with all Contracts.

You can find a full description of each Portfolio, including the investment objectives, policies and restrictions of, and the risks relating to, investment in the Portfolio, in the prospectus for that Portfolio. YOU CAN OBTAIN A COPY OF A PORTFOLIO'S PROSPECTUS, WITHOUT CHARGE, BY CONTACTING US AT THE ANNUITIES SERVICE CENTER SHOWN ON PAGE II OF THIS PROSPECTUS. YOU SHOULD READ THE PORTFOLIO'S PROSPECTUS CAREFULLY BEFORE INVESTING IN THE CORRESPONDING VARIABLE INVESTMENT OPTION.

A. PORTFOLIOS FOR CONTRACTS ISSUED WITH AN IPFL 6.11 SERIES RIDER. If you purchase a Contract with an IPFL Series Rider, you may allocate Purchase Payments to one or more of the Lifestyle PS Subaccounts and/or the Ultra Short Term Bond Subaccount. In purchasing the Rider, you authorize the Company to monitor your allocations of Contract Value to the Lifestyle PS Subaccounts, and to reallocate Contract Value between the Lifestyle PS Subaccounts and the Bond PS Subaccount by the Portfolio Stabilization Process, a non-discretionary, systematic mathematical process described in "VI. Optional Benefits - Features of the IPFL 6.11 Series Riders."

THE PORTFOLIO STABILIZATION PROCESS MAY RESULT IN LARGE-SCALE ASSET FLOWS INTO AND OUT OF ONE OR MORE OF THESE PORTFOLIOS, WHICH MAY NEGATIVELY AFFECT THE PORTFOLIO'S PERFORMANCE. IT MAY INCREASE THE PORTFOLIO'S TRANSACTION COSTS, AND CAUSE THE PORTFOLIO TO PURCHASE SECURITIES IN ANTICIPATION OF POSSIBLE ASSET FLOWS OR SELL SECURITIES WHEN IT WOULD NOT NORMALLY DO SO. IT COULD BE PARTICULARLY DISADVANTAGEOUS FOR THE PORTFOLIO IF IT EXPERIENCES OUTFLOWS AND NEEDS TO SELL SECURITIES AT A TIME OF VOLATILITY IN THE MARKETS, WHEN VALUES COULD BE FALLING. OUTFLOWS MAY ALSO INCREASE THE PORTFOLIO'S EXPENSE RATIO, AND THE PURCHASE OF SECURITIES IN ANTICIPATION OF POSSIBLE ASSET FLOWS COULD LOWER THE PORTFOLIO'S OVERALL PERFORMANCE AT A TIME WHEN VALUES COULD BE RISING.

                      JOHN HANCOCK VARIABLE INSURANCE TRUST
  We show the Portfolio's investment adviser or subadviser ("manager") in bold above the name of the Portfolio.

JOHN HANCOCK ASSET MANAGEMENT (NORTH AMERICA) & JOHN HANCOCK ASSET MANAGEMENT
      Bond PS Series                                          Seeks income and capital appreciation. The Portfolio
                                                              invests at least 80% of its net assets (plus any
                                                              borrowings for investment purposes) in a diversified mix
                                                              of debt securities and instruments. There is no limit on
                                                              the Portfolio's average maturity.

                      JOHN HANCOCK VARIABLE INSURANCE TRUST
  We show the Portfolio's investment adviser or subadviser ("manager") in bold above the name of the Portfolio.

JOHN HANCOCK ASSET MANAGEMENT (NORTH AMERICA) & JOHN HANCOCK ASSET MANAGEMENT (Cont.)
      Lifestyle Balanced PS Series                            Seeks a balance between a high level of current income and growth of capital, with a greater emphasis on growth of
                                                              capital. The Portfolio operates as a fund of funds and
                                                              normally invests approximately 50% of its assets in portfolios that invest primarily in equity securities, and approximately
                                                              50% in portfolios which invest primarily in fixed-income
                                                              securities

      Lifestyle Conservative PS Series                        Seeks a high level of current income with some consideration given to growth of capital. The Portfolio operates as a fund of funds and normally invests approximately 80% of its assets in portfolios which invest primarily in fixed-income
                                                              securities, and approximately 20% in portfolios which invest primarily in equity securities.

      Lifestyle Growth PS Series                              Seeks long-term growth of capital. Current income is also a consideration. The Portfolio operates as a fund of funds and normally invests approximately 70% of its assets in portfolios which invest primarily in equity securities, and approximately
                                                              30% of its assets in portfolios which invest primarily in
                                                              fixed-income securities.

      Lifestyle Moderate PS Series                            Seeks a balance between a high level of current income and growth of capital, with a greater emphasis on income. The
                                                              Portfolio operates as a fund of funds and normally invests approximately 60% of its assets in portfolios which invest primarily in fixed-income securities, and approximately 40% of its assets in portfolios which invest primarily in equity
                                                              securities.

B. PORTFOLIOS FOR CONTRACTS ISSUED WITHOUT AN IPFL 6.11 SERIES RIDER.

                      JOHN HANCOCK VARIABLE INSURANCE TRUST
  We show the Portfolio's investment adviser or subadviser ("manager") in bold above the name of the Portfolio.

JOHN HANCOCK ASSET MANAGEMENT (NORTH AMERICA) & JOHN HANCOCK ASSET MANAGEMENT
      Lifestyle Balanced Trust                                Seeks a balance between a high level of current income and growth of capital, with a greater emphasis on growth of
                                                              capital. The Portfolio operates as a fund of funds and
                                                              normally invests approximately 50% of its assets in portfolios that invest primarily in equity securities, and approximately
                                                              50% in portfolios which invest primarily in fixed-income
                                                              securities.

      Lifestyle Conservative Trust                            Seeks a high level of current income with some consideration given to growth of capital. The Portfolio operates as a fund of funds and normally invests approximately 80% of its assets in portfolios which invest primarily in fixed-income
                                                              securities, and approximately 20% in portfolios which invest primarily in equity securities.

      Lifestyle Growth Trust                                  Seeks long-term growth of capital. Current income is also a consideration. The Portfolio operates as a fund of funds and normally invests approximately 70% of its assets in portfolios which invest primarily in equity securities, and approximately
                                                              30% of its assets in portfolios which invest primarily in
                                                              fixed-income securities.

                      JOHN HANCOCK VARIABLE INSURANCE TRUST
  We show the Portfolio's investment adviser or subadviser ("manager") in bold above the name of the Portfolio.

JOHN HANCOCK ASSET MANAGEMENT (NORTH AMERICA) & JOHN HANCOCK ASSET MANAGEMENT (Cont.)
      Lifestyle Moderate Trust                                Seeks a balance between a high level of current income and growth of capital, with a greater emphasis on income. The
                                                              Portfolio operates as a fund of funds and normally invests approximately 60% of its assets in portfolios which invest primarily in fixed-income securities, and approximately 40% of its assets in portfolios which invest primarily in equity
                                                              securities.

C. PORTFOLIO USED WITH ALL CONTRACTS.

                      JOHN HANCOCK VARIABLE INSURANCE TRUST
  We show the Portfolio's investment adviser or subadviser ("manager") in bold above the name of the Portfolio.

JOHN HANCOCK ASSET MANAGEMENT
    Ultra Short Term Bond Trust                              Seeks a high level of current income consistent with the
                                                             maintenance of liquidity and the preservation of capital. To do this, the Portfolio normally invests at least 80% of its net assets in a diversified portfolio of domestic,
                                                             investment grade debt securities.

                                                             Note: The Ultra Short Term Bond Portfolio is not a money
                                                             market fund. Although the Portfolio seeks to preserve the
                                                             principal value of your investment, the Portfolio's value
                                                             fluctuates, and it is possible to lose money by investing in this Investment Option.

VOTING INTEREST

You instruct us how to vote Portfolio shares.

We will vote Portfolio shares held in a Separate Account at any Portfolio shareholder meeting in accordance with timely voting instructions received from the persons having the voting interest under the Contract. We will determine the number of Portfolio shares for which voting instructions may be given not more than 90 days prior to the meeting. We will arrange for voting materials to be distributed to each person having the voting interest under the Contract together with appropriate forms for giving voting instructions. We will vote all Portfolio shares that we hold (including our own shares and those we hold in a Separate Account for Contract Owners) in proportion to the instructions so received. One effect of this proportional voting is that a small number of Contract Owners can determine the outcome of a vote.

During the Accumulation Period, the Contract Owner has the voting interest under a Contract. We determine the number of votes for each Portfolio for which voting instructions may be given by dividing the value of the Investment Account corresponding to the Subaccount in which such Portfolio shares are held by the net asset value per share of that Portfolio.

During the Pay-out Period, the Annuitant has the voting interest under a Contract. We determine the number of votes as to each Portfolio for which voting instructions may be given by dividing the reserve for the Contract allocated to the Subaccount in which such Portfolio shares are held by the net asset value per share of that Portfolio. Generally, the number of votes tends to decrease as annuity payments progress since the amount of reserves attributable to a Contract will usually decrease after commencement of annuity payments.

We reserve the right to make any changes in the voting rights described above that may be permitted by the federal securities laws, regulations, or interpretations thereof.

                         V. Description of the Contract

ELIGIBLE PLANS

The Contract may be used to fund plans qualifying for special income tax treatment under the Code, such as individual retirement accounts and annuities, pension and profit-sharing plans for corporations and sole proprietorships/partnerships ("H.R. 10" and "Keogh" plans), and state and local government deferred compensation plans (see Appendix B: "Qualified Plan Types," or you may request a copy of the SAI). We also designed the Contract so that it may be used with nonqualified retirement plans, such as payroll savings plans and such other groups (with or without a trustee), and other individually owned nonqualified contracts, as may be eligible under applicable law.

If you are considering purchasing a Contract for use in connection with a Qualified Plan, you should consider, in evaluating the suitability of the Contract, that:

      - the Contract was not designed to hold both Roth and non-Roth accounts; we do not separately account for any part of any Purchase Payments, Contract Value or any Annuity Payments as attributable to both a Roth Account and a non-Roth account, even if permitted in your Qualified Plan, and that you or your plan administrator will be responsible for any tax related accounting required by such a split;

      - any transfer of Contract Value from a Contract used to fund a non-Roth account to a Roth account permitted in your Qualified Plan (or from a Contract used to fund a Roth account to a non-Roth account) may incur withdrawal charges; and

      - the Contract was not designed to fund a comingled account for multiple participants in a Qualified Plan.

Please see "VIII. Federal Tax Matters -- Qualified Contracts" for additional information about the use of the Contract in connection with Qualified Plans.

ELIGIBILITY RESTRICTION -- SECTION 403(b) QUALIFIED PLANS. We currently are not offering this Contract for use in a new retirement plan intended to qualify as a
Section 403(b) Qualified Plan (a "Section 403(b) Qualified Plan" or the "Plan"). For information regarding Contracts issued for use in existing Section 403(b) Qualified Plans, please see Appendix B: "Qualified Plan Types," or you may request a copy of the Statement of Additional Information from the Annuities Service Center.

ACCUMULATION PERIOD PROVISIONS

We may impose restrictions on your ability to make initial and Additional Purchase Payments.

Purchase Payments

You may make Purchase Payments to us at our Annuities Service Center at any time. The minimum initial Purchase Payment is $5,000 for Nonqualified Contracts and $2,000 for Qualified Contracts. Additional Purchase Payments must be at least $30. All Purchase Payments must be in U.S. dollars. We may provide for Purchase Payments to be automatically withdrawn from your bank account on a periodic basis. If a Purchase Payment would cause your contract values in this Contract plus any other variable annuity contracts with the same Owner or Annuitant, issued by us or our affiliates (your "total contract values"), to exceed $1 million, or if your total contract values already exceed $1 million, you must obtain our approval in order to make the Purchase Payment. For Contracts with the Flex Access withdrawal charge option, you may not make any Additional Purchase Payments after the first Contract Year (see "VII. Charges and Deductions -- Withdrawal Charges"). For Contracts without the Flex Access withdrawal charge option, we reserve the right to limit or refuse any Additional Purchase Payments after the first Contract Year. There may be additional restrictions on Purchase Payments if you purchase an Income Plus For Life(R)
6.11 Series Rider. See "VI. Optional Benefits -- Restrictions on Additional Purchase Payments."

For the year that you become age 70 1/2 and for any subsequent years, if we issue your Contract in connection with an IRA, we will only accept a Purchase Payment intended to qualify as a "rollover contribution."

For information regarding additional restrictions on Purchase Payments for Contracts issued for use in Section 403(b) Qualified Plans, you may request a copy of the SAI from the Annuities Service Center.

John Hancock USA may reduce or eliminate the minimum initial Purchase Payment requirement, upon your request and as permitted by state law, in the following circumstances:

      - You purchase your Contract through an exchange under section 1035 of the Code or a Qualified Plan transfer from an existing contract(s) issued by another carrier(s) AND at the time of application, the value of your existing contract(s) meets or exceeds the applicable minimum initial Purchase Payment requirement AND prior to our receipt of such section 1035 or Qualified Plan monies, the value drops below the applicable minimum initial Purchase Payment requirement due to market conditions.

      - You purchase more than one new Contract and such Contracts cannot be combined AND the average initial Purchase Payments for these new Contracts is equal to or greater than $50,000.

      - You and your spouse each purchase at least one new Contract AND the average initial Purchase Payments for the new Contract(s) is equal to or greater than $50,000.

      - You purchase multiple Contracts issued in conjunction with a written retirement savings plan (either qualified or non-qualified), for the benefit of plan participants AND the Annuitant under each Contract is a plan participant AND the average initial Purchase Payment for these new Contracts is equal to or greater than $50,000.

      - You purchase a Contract that will be used within John Hancock USA's Individual 401(k) Program.

      - You purchase a new Qualified Contract under an already existing qualified retirement plan AND the plan currently owns one or more Qualified Contracts issued by us prior to June 1, 2004.

If permitted by state law, we may cancel a Contract at the end of any TWO consecutive Contract Years (THREE for Contracts issued in New York) in which no Purchase Payments have been made, if both:

      - the total Purchase Payments made over the life of the Contract, less any withdrawals, are less than $2,000; and

      - the Contract Value at the end of such two-year period is less than $2,000.

As a matter of administrative practice, the respective Company will attempt to notify you prior to any such cancellation in order to allow you to make the necessary Additional Purchase Payment to keep your Contract in force. The cancellation of Contract provisions may vary in certain states to comply with the requirements of insurance laws and regulations in such states. If we cancel your Contract, we will pay you the Contract Value computed as of the period from one Business Day to the next (the "valuation period") during which the cancellation occurs. The amount paid will be treated as a withdrawal for federal tax purposes and thus may be subject to income tax and to a 10% penalty tax (see "VIII. Federal Tax Matters").

You designate how your Purchase Payments are to be allocated among the Investment Options. You may change the allocation of Additional Purchase Payments at any time by notifying us in writing (or by telephone or electronically if you comply with our telephone or electronic transaction procedures described in "Telephone and Electronic Transactions" in this section, below).

Accumulation Units

During the Accumulation Period, we establish an Investment Account for you for each Variable Investment Option to which you allocate a portion of your Contract Value, and for the Bond PS Subaccount when we transfer Contract Value into that Subaccount. We credit amounts to those Investment Accounts in the form of "accumulation units" to measure the value of the variable portion of your Contract during the Accumulation Period. We calculate and credit the number of accumulation units in each of your Contract's Investment Accounts by dividing
(i) the amount allocated to that Investment Account by (ii) the value of an accumulation unit for that Investment Account we next compute after a purchase transaction is complete.

We will usually credit initial Purchase Payments received by mail or wire transfer on the Business Day on which they are received in Good Order at our Annuities Service Center, and no later than two Business Days after our receipt of all information necessary for issuing the Contract. We will inform you of any deficiencies preventing processing if your Contract cannot be issued. If the deficiencies are not remedied within five Business Days after receipt of your initial Purchase Payment, we will return your Purchase Payment promptly, unless you specifically consent to our retaining your Purchase Payment until all necessary information is received. We will credit Purchase Payments received by wire transfer from broker-dealers on the Business Day received by us if the broker-dealers have made special arrangements with us.

We will deduct accumulation units based on the value of an accumulation unit we next compute each time you make a withdrawal or transfer amounts from an Investment Option, and when we deduct certain Contract charges, pay death benefit proceeds, transfer amounts to or from the Bond PS Subaccount, or apply amounts to an Annuity Option.

Value of Accumulation Units

We measure the value of an Investment Account in accumulation units, which vary in value with the performance of the underlying Portfolio.

The value of your accumulation units will vary from one Business Day to the next depending upon the investment results of the Investment Options holding Contract assets. We arbitrarily set the value of an accumulation unit for each Subaccount on the first Business Day the Subaccount was established. We determine the value of an accumulation unit for any subsequent Business Day by multiplying (i) the value of an accumulation unit for the immediately preceding Business Day by (ii) the "net investment factor" for that Subaccount (described below) for the Business Day on which the value is being determined. We value accumulation units as of the end of each Business Day. We deem a Business Day to end, for these purposes, at the time a Portfolio determines the net asset value of its shares.

We will use a Portfolio share's net asset value at the end of a Business Day to determine accumulation unit value for a Purchase Payment, withdrawal or transfer transaction only if:

      - your Purchase Payment transaction is complete before the close of daytime trading on the New York Stock Exchange (usually 4:00 p.m. Eastern Time) for that Business Day;

      - we receive your request for a withdrawal or transfer of Contract Value at the Annuities Service Center before the close of daytime trading on the New York Stock Exchange for that Business Day; or

      - the transfer of Contract Value is an "automated transaction" scheduled for that Business Day under the Portfolio Stabilization Process.

AUTOMATED TRANSACTIONS. Automated transactions include transfers under Dollar Cost Averaging and the Asset Rebalancing program, pre-scheduled withdrawals or Purchase Payments, Required Minimum Distributions, substantially equal periodic payments under section 72(t)/72(q) of the Code, transfers of Contract Value under the IPFL 6.11 Series Riders' Portfolio Stabilization Process, and annuity payments. Automated transactions are processed and valued as of the date they are scheduled, unless the scheduled day is not a Business Day. In that case, the transaction will be processed and valued on the next Business Day unless, with respect to Required Minimum Distributions, substantially equal periodic payments under section 72(t)/72(q) of the Code, and annuity payments only, the next Business Day falls in the subsequent calendar year, in which case the transaction will be processed and valued on the prior Business Day. Please see the SAI for more information on processing automated transactions.

Net Investment Factor

The net investment factor is an index used to measure the investment performance of a Subaccount over a valuation period. The net investment factor may be greater, less than or equal to one; therefore, the value of an accumulation unit may increase, decrease or remain the same. We determine the net investment factor for each Subaccount for any valuation period by dividing (a) by (b) and subtracting (c) from the result, where:

      (a) is the net asset value per share of a Portfolio share held in the Subaccount determined at the end of the current valuation period, plus any dividends and distributions received per share during the current valuation period;

      (b) is the net asset value per share of a Portfolio share held in the Subaccount determined as of the end of the immediately preceding valuation period; and

      (c) is a factor representing the charges deducted from the Subaccount on a daily basis for Annual Separate Account Expenses.

Transfers You May Make Among Investment Options

During the Accumulation Period, you may transfer amounts among the Variable Investment Options, subject to the restrictions set forth below.

You may make a transfer by providing written notice to us, by telephone or by other electronic means that we may provide through the Internet (see "Telephone and Electronic Transactions," below). We will cancel accumulation units from the Investment Account from which you transfer amounts and we will credit accumulation units to the Investment Account to which you transfer amounts. Your Contract Value on the date of the transfer will not be affected by a transfer. We reserve the right to require your transfers to be at least $300 or, if less, the entire value of the Investment Account. If after the transfer the amount remaining in the Investment Account is less than $100, then we may transfer the entire amount instead of the requested amount.

Currently, we do not impose a charge for transfer requests. The first twelve transfers in a Contract Year are free of any transfer charge. For each additional transfer in a Contract Year, we do not currently assess a charge but we reserve the right (to the extent permitted by your Contract) to assess a reasonable charge (not to exceed the lesser of $25 or 2% of the amount transferred) to reimburse us for the expenses of processing transfers.

Investment options in variable annuity and variable life insurance products can be a target for abusive transfer activity because these products value their investment options on a daily basis and allow transfers among investment options without immediate tax consequences. As a result, some investors may seek to frequently transfer into and out of variable investment options in reaction to market news or to exploit some perceived pricing inefficiency. Whatever the reason, frequent transfer activity can harm long-term investors in a variable investment option since such activity may expose a variable investment option's underlying portfolio to increased portfolio transaction costs and/or disrupt the portfolio manager's ability to effectively manage a portfolio in accordance with its investment objective and policies, both of which may result in dilution with respect to interests held for long-term investment.

We have adopted a policy and procedures to restrict frequent transfers of Contract Value among Variable Investment Options.

To discourage disruptive frequent trading activity, we have adopted a policy for each Separate Account to restrict transfers you make to two per calendar month per Contract, with certain exceptions, and have established procedures to count the number of transfers made under a Contract. Under the current procedures of the Separate Accounts, we count all transfers made during each Business Day as a SINGLE transfer. We do NOT count: (a) scheduled transfers made pursuant to our Dollar Cost Averaging program or our Asset Rebalancing program, (b) automatic transfers to or from the Bond PS Subaccount under the Portfolio Stabilization Process; (c) transfers made within a prescribed period before and after a substitution of underlying Portfolios and (d) transfers made during the Pay-out Period (these transfers are subject to a 30-day notice requirement, however, as described below in "Pay-Out Period Provisions -- Transfers During Pay-out Period"). Under each Separate Account's policy and procedures, a Contract Owner may transfer to the Ultra Short Term Bond Investment Option even if the Contract Owner reaches the two-transfer-per-month limit, as long as 100% of the Contract

Value in all Variable Investment Options is transferred to the Ultra Short Term Bond Investment Option. If such a transfer to the Ultra Short Term Bond Investment Option is made, for a 30-calendar day period after such transfer a Contract Owner may not make any subsequent transfers from the Ultra Short Term Bond Investment Option to another Variable Investment Option. We apply each Separate Account's policy and procedures uniformly to all Contract Owners.

We reserve the right to take other actions to restrict trading, including, but not limited to:

      -     restricting the number of transfers made during a defined period;

      -     restricting the dollar amount of transfers;

      - restricting the method used to submit transfers (e.g., requiring transfer requests to be submitted in writing via U.S. mail); and

      -     restricting transfers into and out of certain Subaccount(s).

In addition, we reserve the right to defer a transfer at any time we are unable to purchase or redeem shares of the Portfolios (see "Withdrawals" in this section, below, for details on when suspensions of redemptions may be permissible). We also reserve the right to modify or terminate the transfer privilege at any time (to the extent permitted by applicable law).

In addition to the transfer restrictions that we impose, the John Hancock Variable Insurance Trust also has adopted policies under Rule 22c-2 of the 1940 Act to detect and deter abusive short-term trading. Accordingly, a Portfolio may require us to impose trading restrictions if it discovers violations of its frequent short-term trading policy. We will provide tax identification numbers and other Contract Owner transaction information to John Hancock Variable Insurance Trust upon request, which it may use to identify any pattern or frequency of activity that violates its short-term trading policy.

While we seek to identify and prevent disruptive frequent trading activity, it is not always possible to do so. Therefore, we cannot provide assurance that the restrictions we impose will be successful in restricting disruptive frequent trading activity and avoiding harm to long-term investors.

Automatic Transfers Under IPFL 6.11 Series Riders

If you purchase a Contract with an IPFL 6.11 Series Rider, we will use a non-discretionary, systematic mathematical process, the "Portfolio Stabilization Process," to transfer Contract Value to and from the Bond PS Subaccount. We describe the Portfolio Stabilization Process in more detail in "VI. Optional Benefits" in this Prospectus, and in the SAI.

Telephone and Electronic Transactions

We permit you to make certain types of transactions by telephone or electronically through the Internet.

When you purchase a Contract, we will automatically permit you to request transfers and withdrawals by telephone. We also encourage you to access information about your Contract, request transfers and perform some transactions electronically through the Internet. We encourage you to register for electronic delivery of your transaction confirmations, and we will waive the $50 annual Contract fee if you are registered. Please contact the John Hancock Annuities Service Center at the applicable telephone number or Internet address shown on page ii of this Prospectus for more information on electronic transactions.

To access information and perform electronic transactions through our website, we require you to create an account with a username and password, and to maintain a valid e-mail address. You may also authorize other people to make certain transaction requests by telephone or electronically through the Internet by sending us instructions in a form acceptable to us. If you register for electronic delivery, we keep your personal information confidential and secure, and we do not share this information with outside marketing agencies.

We will not be liable for following instructions communicated by telephone or electronically that we reasonably believe to be genuine. We will employ reasonable procedures to confirm that instructions we receive are genuine. Our procedures require you to provide information to verify your identity when you call us and we will record all conversations with you. When someone contacts us by telephone and follows our procedures, we will assume that you are authorizing us to act upon those instructions. For electronic transactions through the Internet, you will need to provide your username and password. You are responsible for keeping your password confidential and must notify us of:

      -     any loss or theft of your password; or

      -     any unauthorized use of your password.

We may be liable for any losses due to unauthorized or fraudulent instructions only where we fail to employ our procedures properly.

All transaction instructions we receive by telephone or electronically will be followed by either a hardcopy or electronic delivery of a transaction confirmation. Transaction instructions we receive by telephone or electronically before the close of any Business Day will usually be effective at the end of that day. Your ability to access or transact business electronically may be limited due to circumstances beyond our control, such as system outages, or during periods when our telephone lines or our website may be busy. We may, for example, experience unusual volume during periods of substantial market change.

We may suspend, modify or terminate our telephone or electronic transaction procedures at any time. We may, for example, impose limits on the maximum Withdrawal Amount available to you through a telephone transaction. Also, as stated earlier in this Prospectus, we have imposed restrictions on transfers and reserve the right to take other actions to restrict trading, including the right to restrict the method used to submit transfers (e.g., by requiring transfer requests to be submitted in writing via U.S. mail). We also reserve the right to suspend or terminate the transfer privilege altogether with respect to anyone who we feel is abusing the privilege to the detriment of others.

Special Transfer Services -- Dollar Cost Averaging

We make available Dollar Cost Averaging and Asset Rebalancing programs.

We administer a Dollar Cost Averaging ("DCA") program. If you enter into a DCA agreement, you may elect, at no cost, to automatically transfer on a monthly basis a predetermined dollar amount from any Variable Investment Option (the "DCA Source Investment Option") to other Variable Investment Options (the "Destination Investment Options") until the amount in the DCA Source Investment Option is exhausted. You may make Additional Purchase Payments (if otherwise allowable) while you are enrolled in a DCA program. If you do not provide us with express written allocation instructions for these Additional Purchase Payments, no amount will be allocated into your DCA Source Investment Option. Instead, they will be allocated among the Destination Investment Options according to the allocation you selected upon enrollment in the DCA program.

The DCA program allows investments to be made in equal installments over time in an effort to reduce the risk posed by market fluctuations. Therefore, you may achieve a lower purchase price over the long-term by purchasing more accumulation units of a particular Subaccount when the unit value is low, and less when the unit value is high. However, the DCA program does not guarantee profits or prevent losses in a declining market and requires regular investment regardless of fluctuating price levels. In addition, the DCA program does not protect you from market fluctuations in your DCA Source Investment Option. If you are interested in the DCA program, you may elect to participate in the program on the appropriate application or you may obtain a separate authorization form and full information concerning the program and its restrictions from your registered representative or our Annuities Service Center. You may elect out of the DCA program at any time. There is no charge for participation in the DCA program.

IMPACT OF AUTOMATIC TRANSFERS UNDER AN IPFL 6.11 SERIES RIDER. If you purchase a Contract with an IPFL 6.11 Series Rider, we will use the Portfolio Stabilization Process to determine if any Contract Value will be transferred to or from the Bond PS Subaccount. THE PORTFOLIO STABILIZATION PROCESS MAY RESULT INSTEAD IN LIMITING YOUR ABILITY TO ACHIEVE THE DESIRED BENEFIT OF THE DCA PROGRAMS. Although we will process a daily transaction under the DCA program before we process a transaction under the Portfolio Stabilization Process, you may experience:

      (i) greater redemptions of accumulation units of a particular Investment Option when the unit value is low;

      (ii) greater purchases of accumulation units of a particular Investment Option when the unit value is high; and

      (iii) less time, and different amounts, invested in a particular Investment Option than you initially intended.

We describe the Portfolio Stabilization Process in more detail in "VI. Optional Benefits" and in the SAI.

You should consult with your financial professional to assist you in determining whether the DCA program is suited for your financial needs and investment risk tolerance.

Special Transfer Services -- Asset Rebalancing Program

We administer an Asset Rebalancing program which enables you to specify the allocation percentage levels you would like to maintain in particular Investment Options. We will automatically rebalance your Contract Value pursuant to the schedule described below to maintain the indicated percentages by transfers among the Investment Options. You must include your entire value in the Variable Investment Options in the Asset Rebalancing program. Other investment programs, such as the DCA program, or other transfers or withdrawals may not work in concert with the Asset Rebalancing program. Therefore, you should monitor your use of these other programs and any other transfers or withdrawals while the Asset Rebalancing program is being used. If you are interested in the Asset Rebalancing program, you may obtain a separate authorization form and full information concerning the program and its restrictions from your registered representative or our Annuities Service Center. There is no charge for participation in the Asset Rebalancing program.

We will permit asset rebalancing only on the following time schedules:

      - quarterly on the 25th day of the last month of the calendar quarter (or the next Business Day if the 25th is not a Business Day);

      - semi-annually on June 25th and December 26th (or the next Business Day if these dates are not Business Days); or

      - annually on December 26th (or the next Business Day if December 26th is not a Business Day).

IMPACT OF AUTOMATIC TRANSFERS UNDER AN IPFL 6.11 SERIES RIDER. If you purchase a Contract with an IPFL 6.11 Series Rider, we will use the Portfolio Stabilization Process to determine if any Contract Value will be transferred to or from the Bond PS Subaccount. THE PORTFOLIO STABILIZATION PROCESS IS NOT DESIGNED TO MAINTAIN CONTRACT VALUE AMONG INVESTMENT OPTIONS IN YOUR INDICATED PERCENTAGES. IT MAY RESULT INSTEAD IN LIMITING YOUR ABILITY TO ACHIEVE THE DESIRED BENEFIT OF THE ASSET REBALANCING PROGRAM.

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Although we will process a scheduled transaction under the Asset Rebalancing program before we process a transaction under the Portfolio Stabilization Process, you may experience:

      (i) transfers on a scheduled asset rebalancing date that do not match your indicated percentages;

      (ii) transfers to and from a particular Investment Option between scheduled asset rebalancing dates; and

      (iii) gains and losses between scheduled asset rebalancing dates for a particular Investment Option that do not reflect the investment of your indicated percentage of Contract Value in the Investment Option for the entire period.

We describe the Portfolio Stabilization Process in more detail in "VI. Optional Benefits" in this Prospectus, and in the SAI.

You should consult with your financial professional to assist you in deciding whether the Asset Rebalancing program is suited for your financial needs and investment risk tolerance, and in determining appropriate percentages for each Investment Option you select.

Withdrawals

You may withdraw all or a portion of your Contract Value, but you may incur withdrawal charges or tax liability as a result.

During the Accumulation Period, you may withdraw all or a portion of your Contract Value upon written request (complete with all necessary information) to our Annuities Service Center. You may make withdrawals by telephone as described above under "Telephone and Electronic Transactions." For certain Qualified Contracts, exercise of the withdrawal right may require the consent of the Qualified Plan participant's spouse under the Code. See the SAI for further information regarding the impact of taking withdrawals from Section 403(b) Qualified Contracts. In the case of a total withdrawal, we will pay the Contract Value as of the date of receipt of the request, complete with all necessary information, at our Annuities Service Center, minus any applicable withdrawal charge, Rider charge, administrative fee, or tax. We will then cancel the Contract. In the case of a partial withdrawal, we will pay the amount requested, reduced by any applicable withdrawal charge, Rider charge, administrative fee, or amount withheld for taxes, and cancel accumulation units credited to each Investment Account equal in value to the amount withdrawn from that Investment Account plus any applicable withdrawal charge deducted from that Investment Account.

When making a withdrawal from a Contract with an IPFL 6.11 Series Rider, your Withdrawal Amount is taken proportionally from all of your Variable Investment Options, including the Bond PS Subaccount.

When making a withdrawal from a Contract without an IPFL 6.11 Series Rider, you may specify the Investment Options from which the withdrawal is to be made. The amount requested from an Investment Option may not exceed the value of that Investment Option minus any applicable withdrawal charge. If you do not specify the Investment Options from which a withdrawal is to be taken, we will take the withdrawal proportionally from all of your Variable Investment Options.

There is no limit on the frequency of withdrawals; however, the amount withdrawn must be at least $300 or, if less, the entire balance in the Investment Option. If after the withdrawal (and deduction of any withdrawal charge) the amount remaining in the Investment Option is less than $100, we generally treat the withdrawal as a withdrawal of the entire amount held in the Investment Option. If a withdrawal plus any applicable withdrawal charge would reduce the Contract Value to less than $1,000, we generally treat the withdrawal as a total withdrawal of the Contract Value. We currently enforce these Contract minimum restrictions only for Venture(R) Frontier variable annuity Contracts that do not have an Income Plus For Life(R) 6.11 Series Rider. We reserve the right to enforce these restrictions for other Contracts in the future.

We do not permit you to apply any amount less than your entire Contract Value to the Annuity Options available under your Contract. If you want to use a part of your Contract Value to purchase an immediate annuity contract, you must make a withdrawal request, which will be subject to any applicable withdrawal charge.

We will pay the amount of any withdrawal from the Variable Investment Options promptly, and in any event within seven days of receipt of the request, complete with all necessary information, at our Annuities Service Center. We reserve the right to defer the right of withdrawal or postpone payments for any period when:

      - the New York Stock Exchange is closed (other than customary weekend and holiday closings);

      -     trading on the New York Stock Exchange is restricted;

      - an emergency exists as determined by the SEC, as a result of which disposal of securities held in the Separate Accounts is not reasonably practicable or it is not reasonably practicable to determine the value of the Separate Accounts' net assets;

      - pursuant to SEC rules, the Money Market Subaccount suspends payment of redemption proceeds in connection with a liquidation of the underlying Portfolio; or

      - the SEC, by order, so permits for the protection of security holders.

Applicable rules and regulations of the SEC shall govern as to whether trading is restricted or an emergency exists.

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

IMPACT OF DIVORCE. In the event that you and your spouse become divorced after you purchase a Contract, we will treat any request to reduce or divide benefits under a Contract as a request for a withdrawal of Contract Value. The transaction may be subject to any applicable tax or withdrawal charge. Also, for Contracts issued with an optional Income Plus For Life(R) 6.11 Series Rider, your guarantee may be reduced. If you determine to divide a Contract with an optional benefit Rider, we will permit you to continue the existing Rider under one, but not both, resulting Contracts. We will also permit the Owner of the other Contract to purchase any optional benefit Rider then available.

TAX CONSIDERATIONS. Withdrawals from the Contract may be subject to income tax and a 10% penalty tax. Withdrawals are permitted from Contracts issued in connection with Section 403(b) Qualified Plans only under limited circumstances (see "VIII. Federal Tax Matters" and the section titled "Qualified Plan Types" in the SAI).

Signature Guarantee Requirements for Surrenders and Withdrawals
(Not applicable to Contracts issued in New Jersey)

We may require that you provide a signature guarantee on a surrender or withdrawal request in the following circumstances:

      - you are requesting that we mail the amount withdrawn to an alternate address; or

      - you have changed your address within 30 days of the withdrawal request; or

      - you are requesting a withdrawal in the amount of $250,000 or greater.

We must receive the original signature guarantee on your withdrawal request. We will not accept copies or faxes of a signature guarantee. You may obtain a signature guarantee at most banks, financial institutions or credit unions. A notarized signature is not the same as a signature guarantee and will not satisfy this requirement. There may be circumstances, of which we are not presently aware, in which we would not impose a signature guarantee on a surrender or withdrawal as described above.

Special Withdrawal Services -- The Income Plan

You may make Systematic "Income Plan" withdrawals.

For Contracts without an IPFL 6.11 Series Rider, we administer an Income Plan ("IP") that permits you to pre-authorize a periodic exercise of the Contractual withdrawal rights described above. After entering into an IP agreement, you may instruct us to withdraw a level dollar amount from specified Investment Options on a periodic basis. We limit the total of IP withdrawals in a Contract Year to not more than 10% of the Purchase Payments made (to ensure that no withdrawal charge will ever apply to an IP withdrawal). If additional withdrawals, outside the IP program, are taken from a Contract in the same Contract Year in which an IP program is in effect, IP withdrawals after the withdrawal charge-free Withdrawal Amount has been exceeded are subject to a withdrawal charge. The IP is not available to Contracts for which Purchase Payments are being automatically deducted from a bank account on a periodic basis. We reserve the right to suspend your ability to make Additional Purchase Payments while you are enrolled in an IP. IP withdrawals, like other withdrawals, may be subject to income tax and a 10% penalty tax. If you are interested in an IP, you may obtain a separate authorization form and full information concerning the program and its restrictions from your registered representative or our Annuities Service Center. There is no charge for participation in the IP program.

Special Withdrawal Services -- The Income Made Easy Program

Our Income Made Easy Program provides you with an automatic way to access guaranteed withdrawal amounts if you purchase a Contract with an IPFL 6.11 Series Rider. There is no charge for participation in this program. Please read "VI. Optional Benefits -- Withdrawals, Distributions and Settlements -- Pre-authorized Withdrawals -- The Income Made Easy Program," for more information.

Death Benefit During Accumulation Period

If you die during the Accumulation Period, your Beneficiary will receive a death benefit that could exceed your Contract Value.

The Contracts described in this Prospectus provide for the distribution of a death benefit before the Annuity Commencement Date.

AMOUNT OF DEATH BENEFIT. The death benefit payable under the Contract will be the greater of:

      -     the Contract Value; or

      - the "Guaranteed Minimum Death Benefit," i.e., the sum of all Purchase Payments made, less any amounts deducted in connection with withdrawals.

The death benefit is reduced in connection with withdrawals on a pro rata basis, by an amount equal to (i) multiplied by (ii) where:

      (i)   is equal to the death benefit prior to the withdrawal; and

      (ii) is equal to the amount of the withdrawal divided by the Contract Value prior to the withdrawal.

If you die during the Settlement Phase under an optional Income Plus For Life(R)
6.11 Series Rider, however, the death benefit will be the amount, if any, then payable under that Rider. Please read "VI. Optional Benefits" for more information.

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

PAYMENT OF DEATH BENEFIT. The determination of the death benefit will be made on the date we receive written notice and "proof of death" as well as all required claims forms in Good Order from all Beneficiaries at our Annuities Service Center. No one is entitled to the death benefit until this time. Proof of death occurs when we receive one of the following at our Annuities Service Center:

      -     a certified copy of a death certificate; or

      - a certified copy of a decree of a court of competent jurisdiction as to the finding of death; or

      -     any other proof satisfactory to us.

DISTRIBUTION OF DEATH BENEFIT. The following discussion applies principally to distribution of death benefits upon the death of an Owner under Contracts that are not issued in connection with Qualified Plans, i.e., Nonqualified Contracts. Tax law requirements applicable to Qualified Plans, including IRAs, and the tax treatment of amounts held and distributed under such plans, are quite complex. Accordingly, if your Contract is used in connection with a Qualified Plan, you should seek competent legal and tax advice regarding requirements governing the distribution of benefits, including death benefits, under the plan. In particular, if you intend to use the Contract in connection with a Qualified Plan, including an IRA, you and your advisor should consider that there is some uncertainty as to the income tax effects of the death benefit on Qualified Plans, including IRAs (see "VIII. Federal Tax Matters" and the section titled "Qualified Plan Types" in the SAI).

In designating Beneficiaries you may impose restrictions on the timing and manner of payment of death benefits. The description of death benefits in this Prospectus does not reflect any of the restrictions that could be imposed, and it should be understood as describing what will happen if the Contract Owner chooses not to restrict death benefits under the Contract. If the Contract Owner imposes restrictions, those restrictions will govern payment of the death benefit to the extent permitted by the Code and by Treasury Department regulations.

We will pay the death benefit to the Beneficiary if any Contract Owner dies before the earlier of the Maturity Date or the Annuity Commencement Date. If there is a surviving Owner, that Contract Owner will be deemed to be the Beneficiary. No death benefit is payable on the death of any Annuitant, except that if any Owner is not a natural person, the death of any Annuitant will be treated as the death of an Owner. On the death of the last surviving Annuitant, the Owner, if a natural person, will become the Annuitant unless the Owner designates another person as the Annuitant.

Upon request, the death benefit proceeds may be taken in the form of a lump sum. In that case, we will pay the death benefit within seven calendar days of the date that we determine the amount of the death benefit, subject to postponement under the same circumstances for which payment of withdrawals may be postponed (see "Withdrawals" above). Beneficiaries who opt for a lump sum payout of their portion of the death benefit may choose to receive the funds either in a single check or wire transfer or in a John Hancock Safe Access Account ("JHSAA"). Similar to a checking account, the JHSAA provides the Beneficiary access to the payout funds via a checkbook, and account funds earn interest at a variable interest rate. Any interest paid may be taxable. The Beneficiary can obtain the remaining death benefit proceeds in a single sum at any time by cashing one check for the entire amount. The Beneficiary may draw a check on the JHSAA that is payable to himself/herself as well as to any other person or party. Note, however, that a JHSAA is not a true checking account, but is solely a means of distributing the Contract's death benefit. The Beneficiary can only make withdrawals, and not deposits. The JHSAA is part of our general account; it is not a bank account and it is not insured by the FDIC or any other government agency. As part of our general account, it is subject to the claims of our creditors. We receive a benefit from all amounts left in the JHSAA.

If the Beneficiary does not choose a form of payment, or the death benefit payable upon the death of an Owner is not taken in a lump sum, the Contract will continue, subject to the following:

      -     The Beneficiary will become the Owner.

      - We will allocate any excess of the death benefit over the Contract Value to the Owner's Investment Accounts in proportion to their relative values on the date of receipt by us of due proof of the Owner's death.

      - No Additional Purchase Payments may be made (even if the Beneficiary is a surviving spouse).

      -     We will waive withdrawal charges for all future distributions.

      - If the deceased Owner's Beneficiary is a surviving spouse who falls within the definition of "spouse" under the federal Defense of Marriage Act (see "Other Contract Provisions -- Spouse" below), he or she may continue the Contract as the new Owner without triggering adverse federal tax consequences. In such a case, the distribution rules applicable when a Contract Owner dies will apply when the spouse, as the Owner, dies. In addition, a death benefit will be paid upon the death of the spouse. For purposes of calculating the death benefit payable upon the death of the spouse (excluding any optional benefits), we will treat the death benefit paid upon the first Owner's death as a Purchase Payment to the Contract. In addition, all Purchase Payments made and all amounts deducted in connection with withdrawals prior to the date of the first Owner's death will be excluded from consideration in the determination of the spouse's death benefit.

      - If the Beneficiary is not the deceased Owner's spouse (as defined by the federal Defense of Marriage Act), distribution of the Owner's entire interest in the Contract must be made within five years of the Owner's death, or alternatively, an individual Beneficiary may take distributions as an annuity, under one of the Annuity Options described below, which begins within one year after the Owner's death and is payable over the life of the Beneficiary or over a period not extending beyond the life expectancy of the Beneficiary (see "Annuity Options" below). Note: we continue to assess

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

            the mortality and expense risks charge during this period, even though we bear only the expense risk and not any mortality risk (see "VII. Charges and Deductions -- Mortality and Expense Risks Fee"). If distribution is not made within five years and the Beneficiary has not specified one of the above forms of payment, we will distribute a lump sum cash payment of the Beneficiary's portion of the death benefit. Also, if distribution is not made as an annuity, upon the death of the Beneficiary, any remaining death benefit proceeds will be distributed immediately in a single sum cash payment.

      - Alternatively, if the Contract is not a Qualified Contract, an individual Beneficiary may take distribution of the Owner's entire interest in the Contract as a series of withdrawals over the Beneficiary's life expectancy, beginning one year after the Owner's death. If this form of distribution is selected, the Beneficiary may not reduce or stop the withdrawals, but may in any year withdraw more than the required amount for that year. If life expectancy withdrawals have been selected and the initial Beneficiary dies while value remains in the Contract, a successor Beneficiary may either take a lump sum distribution of the remaining balance or continue periodic withdrawals according to the original schedule based on the initial Beneficiary's life expectancy.

We may change the way we calculate the death benefit if you add any Contract Owner. If we do, the new death benefit will equal the Contract Value as of the date of the ownership change. We will also treat the Contract Value on the date of the change as a "Purchase Payment" made on that date for any subsequent calculations of the death benefit prior to the Annuity Commencement Date, and we will not consider any Purchase Payments made and any amounts deducted in connection with withdrawals prior to the date of the ownership change in our determination of the death benefit.

If you substitute a new Contract Owner, the death benefit will be the Contract Value and the Guaranteed Minimum Death Benefit will not longer apply, with the following exceptions:

      (a) the new Owner is a guardian, a custodian or a trust established for the sole benefit of the previous Owner;

      (b) the new Owner is an individual and the previous Owner was a guardian, a custodian or a trust established for the sole benefit of that individual;

      (c) the change is from one guardian , custodian or trust established for the sole benefit of an individual to another guardian, custodian or trust established for the sole benefit of that individual; or

      (d) ownership is transferred to the Owner's spouse following the death of the Owner.

A change of Contract Owner may be a taxable event if the Owner or co-Owner before the change is an individual and the new Owner or co-Owner is not a spouse of the previous Owner (or co-Owner). You should consult with a qualified tax advisor for further information relevant to your situation.

Please see "VI. Optional Benefits" for a discussion of benefits available to Beneficiaries under the optional Annual Step-Up Death Benefit Rider.

PAY-OUT PERIOD PROVISIONS

General

You have a choice of several different ways of receiving annuity payments from us.

Generally, the Contracts contain provisions for the commencement of annuity payments to the Annuitant up to the Contract's Maturity Date (the "Annuity Commencement Date" is the first day of the Pay-out Period). The Maturity Date is the date shown on your Contract's specifications page, unless we have approved a change. For John Hancock USA Contracts, the earliest allowable Annuity Commencement Date is six months after the Contract Date. For John Hancock New York Contracts, the earliest allowable Annuity Commencement Date is one year from the Contract Date. If no date is specified, the Maturity Date is the first day of the month following the 95th birthday of the oldest Annuitant (or in New York, the later of the 90th birthday of the oldest Annuitant or the tenth Contract Anniversary) ("Default Maturity Date"). You may request a different Maturity Date (including a date later than the Default Maturity Date) at any time by written request at least one month before both the current and new Maturity Dates. Under our current administrative procedures, however, the new Maturity Date may not be later than the Default Maturity Date unless we consent otherwise.*

----------

* We will deny our consent to a later Annuity Commencement Date based solely upon any current or future legal restrictions imposed by state laws and regulations, by regulatory authorities or by the Internal Revenue Code and the IRS. Currently, for Nonqualified Contracts, the IRS has not provided guidance with respect to a maximum date on which annuity payments must start. In the event that any future rulings, regulations, or other pronouncements by the IRS provide us with guidance, we may need to restrict your ability to change to an Annuity Commencement Date under a Nonqualified Contract which occurs when the Annuitant is at an advanced age (i.e., past age 95). You should consult with a qualified tax advisor for information about potential adverse tax consequences for such Annuity Commencement Dates. For Qualified Contracts, distributions may be required before the Annuity Commencement Date (see "VII. Federal Tax Matters - Qualified Contracts - Required Minimum Distributions").

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

NOTICE OF MATURITY DATE. We will send you one or more notices at least 30 days before your scheduled Maturity Date and request that you verify information we currently have on file. If you do not choose an Annuity Option, do not make a total withdrawal of the Surrender Value, or do not ask us to change the Maturity Date, we will provide as a default a variable Annuity Option in the form of a life annuity with monthly payments guaranteed for ten years, as described in "Annuity Options offered in the Contract" below. For Contracts with an Income Plus For Life 6.11 Series Rider, we will provide as a default a fixed Annuity Option in the form of a lifetime (or joint and survivor lifetime) income with cash refund annuity, as described in "Additional Annuity Options for Contracts with an IPFL 6.11 Series Rider" below. The Annuity Commencement Date will be the Maturity Date. However, if the Contract Value is such that a monthly payment would be less than $20, we may pay the Contract Value in one lump sum to the Annuitant on the Annuity Commencement Date.

Annuity Options

Annuity payments are available under the Contract on a fixed, variable, or combination fixed and variable basis. Upon purchase of the Contract, and at any time during the Accumulation Period, you may select one or more of the Annuity Options described below on a fixed and/or variable basis or choose an alternate form of payment acceptable to us. A Beneficiary may also elect to apply the Death Benefit to an Annuity Option. We apply your entire Contract Value or the Beneficiary's entire portion of the Death Benefit proceeds to the Annuity Option(s) selected. We will determine annuity payments based on the Investment Account Value of each Investment Option at the Annuity Commencement Date. You may select the frequency of annuity payments. However, if the Contract Value at the Annuity Commencement Date is such that a monthly payment would be less than $20, we may pay the Contract Value in one lump sum to the Annuitant on the Annuity Commencement Date.

United States Treasury Regulations may preclude the availability of certain Annuity Options in connection with certain Qualified Contracts. Once annuity payments commence:

      - you will no longer be permitted to make any withdrawals under the Contract;

      - you will no longer be permitted to make or receive any withdrawals under an Income Plus For Life(R) 6.11 Series Rider;

      -     we may not change the Annuity Option or the form of settlement; and

      -     your Guaranteed Minimum Death Benefit will terminate.

Please read the description of each Annuity Option carefully. In general, a non-refund life annuity provides the highest level of payments. However, because there is no guarantee that any minimum number of payments will be made, an Annuitant may receive only one payment if the Annuitant dies prior to the date the second payment is due. You may also elect annuities with payments guaranteed for a certain number of years but the amount of each payment will be lower than that available under the non-refund life Annuity Option.

ANNUITY OPTIONS OFFERED IN THE CONTRACT. The Contracts guarantee the availability of the following Annuity Options:

Option 1(a): Non-Refund Life Annuity -- An annuity with payments during the lifetime of the Annuitant. No payments are due after the death of the Annuitant. Because we do not guarantee that we will make any minimum number of payments, an Annuitant may receive only one payment if the Annuitant dies prior to the date the second payment is due.

Option 1(b): Life Annuity with Payments Guaranteed for 10 Years -- An annuity with payments guaranteed for 10 years and continuing thereafter during the lifetime of the Annuitant. Because we guarantee payments for 10 years, we will make annuity payments to the end of such period if the Annuitant dies prior to the end of the tenth year.

Option 2(a): Joint & Survivor Non-Refund Life Annuity -- An annuity with payments during the lifetimes of the Annuitant and a designated co-Annuitant. No payments are due after the death of the last survivor of the Annuitant and co-Annuitant. Because we do not guarantee that we will make any minimum number of payments, an Annuitant or co-Annuitant may receive only one payment if the Annuitant and co-Annuitant die prior to the date the second payment is due.

Option 2(b): Joint & Survivor Life Annuity with Payments Guaranteed for 10 Years -- An annuity with payments guaranteed for 10 years and continuing thereafter during the lifetimes of the Annuitant and a designated co-Annuitant. Because we guarantee payments for 10 years, we will make annuity payments to the end of such period if both the Annuitant and the co-Annuitant die prior to the end of the tenth year.

ADDITIONAL ANNUITY OPTIONS. We currently offer the following Annuity Options which are in addition to the ones we are contractually obligated to make available. We may cease offering any of the following Annuity Options at any time and may offer other Annuity Options in the future.

Option 3: Life Annuity with Payments Guaranteed for 5, 15 or 20 Years -- An annuity with payments guaranteed for 5, 15 or 20 years and continuing thereafter during the lifetime of the Annuitant. Because we guarantee payments for the specific number of years, we make annuity payments to the end of the last year of the 5-, 15- or 20-year period.

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
Option 4: Lifetime Annuity with Cash Refund -- An annuity with payments during the lifetime of the Annuitant. After the death of the Annuitant, we will pay the Beneficiary a lump sum amount equal to the excess, if any, of the Contract Value at the election of this option over the sum of the annuity payments made under this option.

Option 5: Joint Life Annuity with Payments Guaranteed for 20 Years -- An annuity with payments guaranteed for 20 years and continuing thereafter during the lifetime of the Annuitant and a designated co-Annuitant. Because we guarantee payments for the specific number of years, we make annuity payments to the end of the last year of the 20-year period if both the Annuitant and the co-Annuitant die during the 20-year period.

Option 6: Joint & Two-Thirds Survivor Non-Refund Life Annuity -- An annuity with full payments during the joint lifetime of the Annuitant and a designated co-Annuitant and two-thirds payments during the lifetime of the survivor. Because we do not guarantee that we will make any minimum number of payments, an Annuitant or co-Annuitant may receive only one payment if the Annuitant and co-Annuitant die prior to the date the second payment is due.

Option 7: Period Certain Only Annuity for 10, 15 or 20 Years -- An annuity with payments for a 10-, 15- or 20-year period and no payments thereafter. You may surrender all or part of your Contract for its 'Commuted Value' after the Pay-out Period has begun only if you select a variable pay-out under this Option. (See "Full Surrenders During the Pay-out Period" and "Partial Surrenders During the Pay-out Period" below.)

ADDITIONAL ANNUITY OPTIONS FOR CONTRACTS WITH AN IPFL 6.11 SERIES RIDER. We make additional Annuity Options available if you purchase a Contract with one of our Income Plus For Life(R) 6.11 Series Riders ("IPFL Alternate Annuity Options"). The applicable fixed IPFL Alternate Annuity Option for single or joint lives shown below will be provided as the default option at your Contract's Maturity Date.

IPFL Alternate Annuity Option 1: Lifetime Income Amount with Cash Refund -- This Annuity Option is available if you purchase a Contract with an IPFL 6.11 Rider. Under this option, we will make annuity payments during the lifetime of the Annuitant. After the death of the Annuitant, we will pay the Beneficiary a lump sum amount equal to the excess, if any, of the Contract Value at the election of this option over the sum of the annuity payments made under this option. The annual amount of the annuity payments will equal the greater of:

      - the Lifetime Income Amount on the Annuity Commencement Date, if any, as provided by the IPFL 6.11 Rider that you purchased with your Contract; or

      - the annual amount that your Contract Value provides on a guaranteed basis under a lifetime with cash refund annuity.

IPFL Alternate Annuity Option 2: Joint & Survivor Lifetime Income Amount with Cash Refund -- This Annuity Option is available if you purchase a Contract with the IPFL -- Joint Life 6.11 Rider and both Covered Persons remain on the Rider at the Annuity Commencement Date. Under this option, we will make annuity payments during the joint lifetime of the co-Annuitants. After the death of the last surviving Annuitant, we will pay the Beneficiary a lump sum amount equal to the excess, if any, of the Contract Value at the election of this option over the sum of the annuity payments made under this option. The annual amount of the annuity payments will equal the greater of:

      - the Lifetime Income Amount on the Annuity Commencement Date, if any, as provided by the IPFL -- Joint Life 6.11 Rider that you purchased with your Contract; or

      - the annual amount that your Contract Value provides on a guaranteed basis under a joint life with cash refund annuity.

FULL SURRENDERS DURING THE PAY-OUT PERIOD. You may surrender your Contract, after the Pay-out Period has begun, only if you have selected a variable pay-out under Option 7: Period Certain Only Annuity for 10, 15, or 20 years. Under this option, we will pay you the present value of any remaining guaranteed annuity payments ("Commuted Value") of your Contract. The Commuted Value is determined on the day we receive your written request for surrender. We determine the Commuted Value by:

      - multiplying the number of Annuity Units we currently use to determine each payment by the respective Annuity Unit value on the last payment date (see "Annuity Units and the Determination of Subsequent Variable Annuity Payments" below for a description of an Annuity Unit);

      - assuming that the net investment factor for the remainder of the guarantee period will equal the assumed interest rate of 1%, resulting in level annuity payments; and

      - calculating the present value of these payments at the assumed interest rate of 1%.

If you elect to take the entire Commuted Value of the remaining annuity payments due in the Period Certain, no future annuity payments will be made.

PARTIAL SURRENDERS DURING THE PAY-OUT PERIOD. We permit partial surrenders after the Pay-out Period has begun, only if you have selected a variable pay-out under Option 7: Period Certain Only Annuity for 10, 15, or 20 years. You may take partial surrenders of amounts equal to the Commuted Value of the payments that we would have made during the Period Certain. The Commuted Value is determined in the manner described above on the day we receive your written request for surrender.

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If you elect to take only the Commuted Value of some of the remaining annuity payments due in the Period Certain, we will reduce the remaining annuity payments during the remaining Period Certain by reducing the number of Annuity Units used to determine payments (see "Annuity Units and the Determination of Subsequent Variable Annuity Payments" in this section, below, for how we determine the initial number of Annuity Units used to determine payments). Since there will be fewer Annuity Units, your remaining payments will be reduced. The new number of Annuity Units used to determine future payments after an amount is commuted will equal a x {1 - ((b / c) / d)}, where:

      a equals the number of Annuity Units used to determine future payments before the commutation;

      b equals the dollar amount requested to be paid out as part of the commutation;

      c equals the present value of all Annuity Units to be paid out if there were no commutation, where the interest rate used to present value the Annuity Units is the assumed interest rate of 1%; and

      d equals the Annuity Unit value on the day the commutation is executed.

For example, assume that before you request a partial Commuted Value, you will receive 400 units a year for 10 years. You request $20,000 in Commuted Value. Since you are receiving those 400 units for 10 years, C equals the present value of 400 units for 10 years starting the end of this year at a rate of an assumed interest rate of 1%. This value is 3,788.52 units. Assuming the annuity unit value on the day the commutation is executed is $12.50, after the commutation you will receive 400 x {1 - (($20,000 / 3,788.52) / $12.50)} = 231.07 units a year for 10 years.

Once annuity payments begin under an Annuity Option, you will not be able to make any additional withdrawals under a Contract with an Income Plus For Life(R)
6.11 Series Rider.

FIXED ANNUITY OPTIONS. Upon death (subject to the distribution of death benefits provisions; see "Death Benefit During Accumulation Period"), withdrawal or the Maturity Date of the Contract, the proceeds may be applied to a Fixed Annuity Option.

We determine the amount of each Fixed Annuity payment by applying the portion of the proceeds (minus any applicable premium taxes) applied to purchase the Fixed Annuity to the appropriate table in the Contract. If the table we are then using is more favorable to you, we will substitute that table. If you choose an Annuity Option that is not guaranteed in the Contract, we will use the appropriate table that we are currently offering. We guarantee the dollar amount of Fixed Annuity payments.

We do not permit you to apply any amount less than your entire Contract Value to the Annuity Options available under your Contract. If you request to use a part of your Contract Value to purchase an immediate annuity contract, we will treat the request as a withdrawal request, subject to any applicable withdrawal charge.

Determination of Amount of the First Variable Annuity Payment

We determine the first Variable Annuity payment by applying the portion of the proceeds (minus any applicable premium taxes) applied to purchase a Variable Annuity to the annuity tables contained in the Contract. We will determine the amount of the Contract Value as of the date not more than ten Business Days prior to the Annuity Commencement Date. We will reduce Contract Value used to determine annuity payments by any applicable premium taxes.

The rates contained in the annuity tables vary with the Annuitant's age and the Annuity Option selected. The longer the life expectancy of the Annuitant under any life Annuity Option or the longer the period for which payments are guaranteed under the option, the smaller the amount of the first monthly Variable Annuity payment will be.

Annuity Units and the Determination of Subsequent Variable Annuity Payments

We will base Variable Annuity payments after the first one on the investment performance of the Subaccounts selected during the Pay-out Period. The amount of a subsequent payment is determined by dividing the amount of the first annuity payment from each Subaccount by the Annuity Unit value of that Subaccount (as of the same date the Contract Value to effect the annuity was determined) to establish the number of Annuity Units which will thereafter be used to determine payments. This number of Annuity Units for each Subaccount is then multiplied by the appropriate Annuity Unit value as of a uniformly applied date not more than ten Business Days before the annuity payment is due, and the resulting amounts for each Subaccount are then totaled to arrive at the amount of the annuity payment to be made. The number of Annuity Units generally remains constant throughout the Pay-out Period (assuming no transfer is made). We will deduct a pro rata portion of the administration fee from each annuity payment.

We charge the same Annual Separate Account Expenses during the annuitization period as we do during the Accumulation Period. We determine the "net investment factor" for an Annuity Unit in the same manner as we determine the net investment factor for an accumulation unit (see "Value of Accumulation Units" and "Net Investment Factor" under "V. Description of the Contract"). The value of an Annuity Unit for each Subaccount for any Business Day is determined by multiplying the Annuity Unit value for the immediately preceding Business Day by the net investment factor for that Subaccount for the valuation period for which the Annuity Unit value is being calculated and by a factor to neutralize the assumed interest rate.

Generally, if the net investment factor is greater than the assumed interest rate, the payment amount will increase. If the net investment factor is less than the assumed interest rate, the payment amount will decrease.

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We build a 1% assumed interest rate into the annuity tables in the Contract used to determine the first Variable Annuity payment. The smallest annual rate of investment return which is required to be earned on the assets of the Separate Account so that the dollar amount of Variable Annuity payments will not decrease is 2.17%.

Transfers During Pay-out Period

Some transfers are permitted during the Pay-out Period, but subject to different limitations than during the Accumulation Period.

Once Variable Annuity payments have begun, you may transfer all or part of the investment upon which those payments are based from one Subaccount to another. You must submit your transfer request to our Annuities Service Center at least 30 DAYS BEFORE the due date of the first annuity payment to which your transfer will apply. We will make transfers after the Annuity Commencement Date by converting the number of Annuity Units being transferred to the number of Annuity Units of the Subaccount to which the transfer is made, so that the next annuity payment if it were made at that time would be the same amount that it would have been without the transfer. Thereafter, annuity payments will reflect changes in the value of the Annuity Units for the new Subaccount selected. We reserve the right to limit, upon notice, the maximum number of transfers a Contract Owner may make to four per Contract Year. Once annuity payments have commenced, a Contract Owner may not make transfers from a Fixed Annuity Option to a Variable Annuity Option or from a Variable Annuity Option to a Fixed Annuity Option. In addition, we reserve the right to defer the transfer privilege at any time that we are unable to purchase or redeem shares of a Portfolio. We also reserve the right to modify or terminate the transfer privilege at any time in accordance with applicable law.

Death Benefit During Pay-out Period

If an Annuity Option providing for payments for a guaranteed period has been selected and the Annuitant dies during the Pay-out Period, we will make the remaining guaranteed payments to the Beneficiary. We will make any remaining payments as rapidly as under the method of distribution being used as of the date of the Annuitant's death. If no Beneficiary is living, we will commute any unpaid guaranteed payments to a single sum (on the basis of the interest rate used in determining the payments) and pay that single sum to the estate of the last to die of the Annuitant and the Beneficiary.

We do not make any payments to a Beneficiary, however, if the last surviving Covered Person dies while we are making payments under an Annuity Option providing only for payments for life or payments during the Settlement Phase under an optional Income Plus For Life(R) 6.11 Series Rider. Please read "VI. Optional Benefits" for additional information.

OTHER CONTRACT PROVISIONS

Right to Review

You have a right to cancel your Contract.

You may cancel the Contract by returning it to our Annuities Service Center or to your registered representative at any time within 10 days after receiving it or such other period as required by law. Within 7 days of receiving a returned Contract, we will pay you the Contract Value computed at the end of the Business Day on which we receive your returned Contract or written notification acceptable to us.

No withdrawal charge is imposed upon return of a Contract within the right to review period. The number of days for a right to review may vary in certain states and for certain age groups in order to comply with the requirements of state insurance laws and regulations. Also, when required by state law or when the Contract is issued as an individual retirement annuity under section 408 or 408A of the Code, during the first 7 days of the right to review period, we will return all Purchase Payments if this is greater than the amount otherwise payable.

If you purchase your Contract in connection with a replacement of an existing contract, your Contract may provide for a longer time period to return it to us. For example, in New York, you may return the Contract at any time within 60 days after receiving it. Replacement of an existing annuity contract generally is defined as the purchase of a new contract in connection with (a) the lapse, partial or full surrender or change of, or borrowing from, an existing annuity or life insurance contract or (b) the assignment to a new issuer of an existing annuity contract. This description, however, does not necessarily cover all situations which could be considered a replacement of an existing contract. Therefore, you should consult with your registered representative or attorney regarding whether the purchase of a new Contract is a replacement of an existing contract.

Ownership

You own the Contract.

Prior to the Maturity Date, the Contract Owner is the person(s) designated in the Contract specifications page or as subsequently named. We do not permit joint ownership of Contracts purchased by a non-natural person (such as a corporation or a trust) or held for the benefit of such an entity. On and after the Annuity Commencement Date, the Annuitant is the Contract Owner (except when the Owner is a trust or custodian). If amounts become payable to any Beneficiary under the Contract, the Beneficiary becomes the Contract Owner.

You must make any requests to change ownership in writing and we must receive such written change at the Annuities Service Center.

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Before requesting a change of ownership or making an assignment of your
Contract, you should consider:

      - A change of ownership may be treated as a distribution from the Contract and subject to tax. We consider a collateral assignment to be a distribution from the Contract, and we will report any taxable amounts as may be required.

      - A change of ownership may result in termination of a qualified minimum withdrawal benefit guarantee (see "VI. Optional Benefits").

      - An addition of any Contract Owner may result in a reduction of the death benefit. We may reset the death benefit to an amount equal to the Contract Value as of the date of the change of ownership, and treat that amount as a "Purchase Payment" made on the same date for purposes of computing further adjustments to the amount of the death benefit.

      - A substitution of any Contract Owner may result in a reduction of the death benefit. We may reset the death benefit to an amount equal to the Contract Value.

      - A change of ownership (or collateral assignment) will be subject to the rights of any irrevocable Beneficiary.

      - You may not change ownership or make a collateral assignment after the earlier of the Maturity Date or the Annuity Commencement Date.

      - Contracts issued to a Qualified Plan may be subject to restrictions on transferability. For example, Qualified Contracts generally may not be transferred except by the trustee of an exempt employees' trust which is part of a retirement plan qualified under section 401 of the Code or as otherwise permitted by applicable Treasury Department regulations. You may not be able to sell, assign, transfer, discount or pledge (as collateral for a loan or as security for the performance of an obligation, or for any other purpose) a Qualified Contract to any person other than us.

We assume no liability for any payments made or actions taken before a change is approved or an assignment is accepted. We assume no responsibility for the validity or sufficiency of any assignment. An absolute assignment or ownership change will revoke the interest of any revocable Beneficiary.

Annuitant

The Annuitant is either you or someone you designate.

The Annuitant is any natural person or persons whose life is used to determine the duration of annuity payments involving life contingencies. The Annuitant is entitled to receive all annuity payments under the Contract. If the Contract Owner names more than one person as an "Annuitant," the second person named shall be referred to as "co-Annuitant." The Annuitant is as designated on the Contract specifications page or in the application, unless changed. You must make any change of Annuitant in writing in a form acceptable to us and the change must be received at our Annuities Service Center. We must approve any change.

On the death of the Annuitant prior to the Annuity Commencement Date, the co-Annuitant, if living, becomes the Annuitant. If there is no living co-Annuitant, the Owner becomes the Annuitant. In the case of certain Qualified Contracts, there are limitations on the ability to designate and change the Annuitant and the co-Annuitant. The Annuitant becomes the Owner of the Contract at the Annuity Commencement Date (except when the Owner is a trust or custodian).

If any Annuitant is changed and any Contract Owner is not a natural person, we normally distribute the entire interest in the Contract to the Contract Owner within five years. We will reduce the amount distributed by charges that would otherwise apply upon withdrawal.

Beneficiary

The Beneficiary is the person you designate to receive the death benefit if you die.

The Beneficiary is the person, persons or entity designated in the Contract specifications page (or as subsequently changed). However, if there is a surviving Contract Owner, we will treat that person as the Beneficiary. You may change the Beneficiary subject to the rights of any irrevocable Beneficiary. You must make any change in writing and the change must be received at our Annuities Service Center. We must approve any change. If approved, we will effect such change as of the date on which it was written. We assume no liability for any payments made or actions taken before the change is approved. If no Beneficiary is living, any designated Contingent Beneficiary will be the Beneficiary. The interest of any Beneficiary is subject to that of any assignee. If no Beneficiary or Contingent Beneficiary is living, the Beneficiary is the estate of the deceased Contract Owner. In the case of certain Qualified Contracts, Treasury Department regulations may limit designations of Beneficiaries.

Spouse

FEDERAL DEFINITION OF SPOUSE. Any federal tax provisions related to status as a "spouse" are governed by the Federal Defense of Marriage Act ("DOMA"), which does not recognize civil unions or same-sex marriages that may be allowed under state law. Please consult with your own qualified tax advisor for information on how federal tax rules may affect Contracts where civil union or same-sex marriage partners, either singularly or jointly own the Contract, or are designated Annuitant(s), Beneficiary(ies) and/or Covered Person(s).

STATE VARIATIONS. Some states require that civil union and same-sex marriage partners receive the same contractual benefits as spouses who fall within the DOMA definition. To see a table of states with such a requirement, you may request an SAI from the Annuities Service Center. You should consult with a qualified financial professional for additional information on your state's regulations regarding civil unions and same-sex marriages.

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Modification

We may not modify your Contract or certificate without your consent, except to the extent required to make it conform to any law or regulation or ruling issued by a governmental agency.

Code Section 72(s)

In order for our Nonqualified Contracts (i.e., Contracts not purchased to fund an Individual Retirement Account or other Qualified Plan) to be treated as annuities under the Code, we will interpret the provisions of the Contract so as to comply with the requirements of section 72(s) of the Code, which prescribes certain required provisions governing distributions after the death of the Owner.

Our Approval

We reserve the right to accept or reject any Contract application at our sole discretion.

Misstatement and Proof of Age or Survival

We may require proof of age or survival of any person upon whose age or survival any payment depends. If the age of the Annuitant has been misstated, the benefits will be those that would have been provided for the Annuitant's correct age. If we have made incorrect payments under the Contract, we will either pay the amount of any underpayment immediately or we will deduct the amount of any overpayment from future payments.

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                              VI. Optional Benefits

OVERVIEW

We currently offer two types of optional benefit Riders that you may elect to purchase when you purchase a Contract:

      - the Income Plus For Life(R) 6.11 Series Riders*, which are designed to provide a stream of lifetime income to the annuitant through withdrawals; and

      - the Annual Step-Up Death Benefit Rider, which has the potential to provide a death benefit in excess of that provided under the Contract if the holder of the Contract (or the Annuitant, if the holder is a legal entity) dies during the Accumulation Phase of the Contract.

* We use the term "IPFL 6.11 SERIES RIDERS" in the Prospectus to refer to both Income Plus For Life(R) Riders, i.e., Income Plus For Life(R) 6.11 and Income Plus For Life -- Joint Life(R) 6.11.

You may elect to purchase these Riders only at the time you purchase a Contract. Once you elect a Rider and the right to cancel your Contract period expires (see "Other Contract Provisions -- Right to Review" in "V. Description of the Contract"), you may not revoke these optional benefits. When your Contract reaches the Maturity Date, you may elect to extend the Maturity Date or choose one of our Annuity Options. If you do not elect to extend the Maturity Date or choose an Annuity Option (or do not make a total withdrawal of the Surrender Value), we will provide as a default a fixed Annuity Option as described in "V. Description of the Contract - Additional Annuity Options for Contracts with an IPFL 6.11 Series Rider."

FEATURES OF THE IPFL 6.11 SERIES RIDERS

Covered Person(s)

The Income Plus For Life(R) 6.11 Series Riders we currently offer provide a lifetime income guarantee based on a single life (Income Plus For Life(R) 6.11) or on the lifetime duration of two Covered Persons (Income Plus For Life -- Joint Life(R) 6.11).

SINGLE LIFE GUARANTEE. For Income Plus For Life(R) 6.11 Riders that provide a lifetime income guarantee based on the life of a single Covered Person, the Covered Person is the oldest Annuitant at issue of the Rider.

The Covered Person must remain an Annuitant (subject to our underwriting rules) to receive benefits under a Rider.

JOINT LIFE GUARANTEE. Income Plus For Life -- Joint Life(R) 6.11 Riders provide a lifetime income guarantee based on the lifetime duration of two Covered Persons, determined at the time you elect the Rider. A spouse may need to qualify as a "spouse" under federal law to be treated as a Covered Person under the Contract. See "Civil Union and Same-Sex Marriage Partners" below.

Availability

You may elect an IPFL 6.11 Series Rider at the time you purchase a Contract, provided:

      - the Rider is available for sale in the state where the Contract was sold;

      - you limit your investment allocations of Purchase Payments and Contract Value to the Investment Options we make available with the Rider;

      - the Covered Person complies with the age restrictions we may impose for the Rider; and

      - if you intend the Contract to be used with an IRA you inherited from someone else (sometimes referred to as an "Inherited IRA" or "Beneficiary IRA"), you must be the surviving spouse of the decedent and own the IRA in your own name.

If you are the Beneficiary of a Contract that is intended to qualify as an IRA:

      - you may be able to continue that Contract in effect as an Inherited IRA, but if the Contract has an existing IPFL 6.11 Rider, the Rider will terminate and

      - you will not be permitted to purchase a new IPFL 6.11 Rider for use with the Contract.

In most cases, an IPFL 6.11 -- Joint Life Rider that we issued with a Contract intended for use as an IRA continues until the death of the last Covered Person.

You may elect to purchase an Income Plus For Life(R) 6.11 Series Rider only at the time you purchase a Contract. Once you elect a Rider and the right to cancel your Contract period expires (see "Other Contract Provisions -- Right to Review" in "V. Description of the Contract"), you may not revoke this optional benefit. Please contact the John Hancock Annuities Service Center at 800-344-1029 (in NY:
800-551-2078) for additional information on availability. We offer these optional benefit Riders only where approved by state insurance regulatory agencies. We reserve the right to accept or refuse to issue a Rider at our sole discretion. Once you elect to purchase a Rider, its effective date usually will be the Contract Date (unless we permit otherwise) and it is irrevocable.

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AGE RESTRICTIONS. The Covered Person (oldest Covered Person for IPFL 6.11 --
Joint Life) must be under age 81 for you to purchase a Rider.

IMPACT OF OWNERSHIP ARRANGEMENTS ON THE AVAILABILITY OF INCOME PLUS FOR LIFE -- JOINT LIFE(R) 6.11 RIDERS. We will issue an Income Plus For Life -- Joint Life(R) 6.11 Rider only if your ownership arrangement permits continuation of your Contract at death of the Owner.

We will issue Income Plus For Life -- Joint Life(R) 6.11 Riders if the spouses are co-Annuitants and under the following ownership arrangements:

      - In general, covered spouses should be joint Owners, or one covered spouse should be the Owner and the other covered spouse should be named as the sole primary Beneficiary.

      - For non-natural person ownership designations, generally the covered spouses should be the co-Beneficiaries.

      - For custodial IRAs and Qualified Plans, the surviving spouse must be the designated primary Beneficiary of the custodial IRA or Qualified Plan account.

We may issue the Income Plus For Life -- Joint Life(R) 6.11 Rider under certain other non-natural person ownership arrangements, provided the arrangement allows for the continuation of the Contract at death of the Annuitant. Please note that naming a trust as the Beneficiary may trigger an accelerated payment of the death benefit and negate continuation of the Rider benefit to the surviving spouse. You are responsible for understanding the impact of ownership arrangements in your estate planning and for establishing and maintaining ownership arrangements that will allow for spousal continuation. It is the responsibility of the trustee, under a custodial IRA or a Qualified Plan, to determine whether the Beneficiary designation on file with the trustee will allow for continuation of the Rider benefit.

Changes to the Owner, Annuitant or Beneficiary after the Rider is issued may reduce, limit, or terminate benefits available under the Rider.

CIVIL UNION AND SAME-SEX MARRIAGE PARTNERS. The Rider generally is designed to comply with current federal tax provisions related to status as a "spouse" under the federal Defense of Marriage Act ("DOMA"). The DOMA definition does not recognize civil unions or same-sex marriages that may be allowed under state law. In certain states, however, we will allow civil union and same-sex marriage partners to purchase the Contract with the Rider and receive the same Rider benefits as a "spouse" who falls within the DOMA definition. See the SAI for a table identifying these states. Please note that in these states, there may be adverse federal tax consequences with distributions and other transactions upon the death of the first civil union or same-sex marriage partner. Please consult with your own qualified tax advisor.

Rider Fee

We charge an additional fee on each Contract Anniversary for the IPFL 6.11 Series Riders. Subject to certain limits described below, we reserve the right to change the fee, up to the maximum fee, at any time. We withdraw the fee from each Investment Option in the same proportion that the value of Investment Accounts of each Investment Option bears to the Contract Value. We will deduct a pro rata share of this annual fee from the Contract Value:

      -     on the date we determine the death benefit;

      - after the Annuity Commencement Date at the time an Annuity Option under the Contract begins; or

      -     at full surrender of the Contract.

We do not deduct any additional Rider fee during the Settlement Phase or after the Annuity Commencement Date once an Annuity Option begins.

The current fee is equal to 1.00% of the Adjusted Benefit Base. The Adjusted Benefit Base is the Benefit Base that was available on the prior Contract Anniversary (including any Step-Up applied on that prior Contract Anniversary) increased by any Additional Purchase Payments that we applied to the Benefit Base during the Contract Year prior to the current Contract Anniversary. We reserve the right to change the IPFL 6.11 Series Rider fee at any time, but we will not change the Rider fee during the first two Contract Years, or within the two Contract Years following a change in the Rider fee. The fee will never exceed a maximum fee of 1.50%.

Restrictions on Additional Purchase Payments

In addition to the limits we place on Additional Purchase Payments in the Contract, we further restrict your ability to make Additional Purchase Payments into Contracts with an IPFL 6.11 Series Rider. You must obtain our prior approval if the contract values in this Contract plus any other variable annuity contracts with the same Owner or Annuitant and issued by us or our affiliates (your "total contract values") would, immediately following an Additional Purchase Payment, exceed $1 million. We do not permit Additional Purchase Payments during a Rider's Settlement Phase (see "Settlement Phase" below). Other limitations on Additional Purchase Payments may vary by state.

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SPECIAL PURCHASE PAYMENT LIMITS ON NONQUALIFIED CONTRACTS. If we issue your
Contract not in connection with an IRA or other Qualified Plan, we also will not accept, without our prior approval, an Additional Purchase Payment if your total payments after the first Contract Anniversary exceed $100,000.

SPECIAL PURCHASE PAYMENT LIMITS ON QUALIFIED CONTRACTS. If we issue your Contract in connection with a Qualified Plan, including an IRA, we also impose additional limits on your ability to make Purchase Payments:

      - to the extent provided in your Rider, we will not accept an Additional Purchase Payment if your total payments after the first Contract Anniversary, or the Age 65 Contract Anniversary, if later, exceed $100,000; and

      - we will not accept any Purchase Payment after the oldest Covered Person becomes age 81.

Prior to purchasing a Contract or an IPFL 6.11 Series Rider, you should consult with a qualified tax advisor for further information on tax rules affecting Qualified Contracts, including IRAs.

GENERAL RIGHT OF REFUSAL. We reserve the right to refuse to accept Additional Purchase Payments at any time after the first Contract Anniversary to the extent permitted in the state we issue your Contract.

IPFL 6.11 Series Riders Benefits

LIFETIME INCOME AMOUNT. The Rider provides our guarantee that a Lifetime Income Amount will be available for withdrawal each Contract Year, beginning on a Lifetime Income Date as long as:

      - (for the IPFL 6.11 Rider): the Covered Person remains alive and is designated as an Annuitant under the Contract, or

      - (for the IPFL -- Joint Life 6.11 Rider): either Covered Person remains alive and is designated as an Annuitant under the Contract.

The Rider terminates upon the death of the last Covered Person or upon a change in Owner, Beneficiary or Annuitant that removes the last Covered Person from the Contract as an Owner, Beneficiary or Annuitant.

We determine the initial Lifetime Income Amount by multiplying:

      -     the Benefit Rate for the Rider on the Lifetime Income Date; by

      -     the Benefit Base for the Rider on the Lifetime Income Date.

EXAMPLE (IPFL 6.11): Assume that the Benefit Base on the Lifetime Income Date is $100,000. If the Benefit Rate is 5%, the Lifetime Income Amount is $5,000 (5% x $100,000).

We will increase the Lifetime Income Amount to reflect Additional Purchase Payments, Credits and Step-Ups that we may apply to an IPFL 6.11 Series Rider's Benefit Base and/or Benefit Rate. Please see "Increases in Guaranteed Amounts" below for more information.

We will reduce the Lifetime Income Amount if you take Excess Withdrawals. During periods of declining investment performance, Excess Withdrawals could result in substantial reductions to your Benefit Base. Please see "Withdrawals, Distributions and Settlements" below for more information.

LIFETIME INCOME DATE. The Lifetime Income Amount guarantee starts on a Lifetime Income Date. The earliest Lifetime Income Date will be the date you purchase the Rider (the Rider's "effective date") if the youngest Covered Person will attain age 59 1/2 or older during the first Contract Year.

Otherwise, the Lifetime Income Date in most cases is the Contract Anniversary immediately preceding the date the youngest Covered Person attains age 59 1/2. The earliest available Lifetime Income Date we offer for this Rider is subject to change. Once you purchase this Rider, the earliest available Lifetime Income Date in effect when we issue the Rider will remain in effect for as long as the Rider remains in effect.

Benefits under the Rider may be affected if you purchase the Rider before the earliest available Lifetime Income Date and take a withdrawal before then. Please see "Withdrawals before the Lifetime Income Date" for more information.

We determine the initial Lifetime Income Amount on the Lifetime Income Date. You cannot change or defer the Lifetime Income Date under the Rider, but you may continue to be eligible for Credits and increases in the Benefit Rate, if any, if you defer taking withdrawals (see "Increases in Guaranteed Amounts," below).

BENEFIT BASE. We use a Benefit Base to determine the Lifetime Income Amount. The maximum Benefit Base at any time for an IPFL 6.11 Series Rider is $3 million. The initial Benefit Base equals the amount of your initial Purchase Payment (up to $3 million).

We will reduce the Benefit Base if you take Excess Withdrawals. We reduce the Benefit Base to reflect these withdrawals on a pro rata basis. During periods of declining investment performance, Excess Withdrawals could result in substantial reductions to your Benefit Base. Please see "Withdrawals, Distributions and Settlements" in this section, below, for more information.

We will increase the Benefit Base to reflect Additional Purchase Payments, Credits and Step-Ups. Please see "Increases in Guaranteed Amounts" below for more information.

BENEFIT RATE. We use the following Benefit Rates to determine the Lifetime Income Amount:

                                  BENEFIT RATE BY AGE
-----------------------------------------------------------------------------------
   Covered Person's age during
the Contract Year of the first
  withdrawal after the Lifetime
         Income Date                 IPFL 6.11 Rider  IPFL - Joint Life 6.11 Rider
-----------------------------------  ---------------  -----------------------------
           59 1/2 - 64                    4.00%                 3.75%
           65 and over                    5.00%                 4.75%

Because we provide our guarantee over the lifetimes of two Covered Persons under the Income Plus For Life -- Joint Life(R) 6.11 Rider, we use a lower Benefit Rate than we do under the Income Plus For Life(R) 6.11 Rider. Because there is a higher Benefit Rate at older ages, if you defer taking withdrawals after the Lifetime Income Date, we will use the Benefit Rate applicable to the attained age of the Covered Person (youngest Covered Person under IPFL -- Joint Life 6.11) on the first withdrawal after the Lifetime Income Date.

EXAMPLE: Assume that you purchase a Contract with the IPFL 6.11 Rider when your age is 57 years and 7 months. Your Lifetime Income Date will be the first Contract Anniversary since you will attain age 59 1/2 during the Contract Year that begins on that anniversary. If the first time you take a withdrawal after the Lifetime Income Date is during the second Contract Year, we will set your Benefit Rate equal to 4% since you were over age 59 1/2 and under age 65 during the Contract Year of the withdrawal. If you wait until the 8th Contract Year to take the first withdrawal after the Lifetime Income Date, we will set your Benefit Rate equal to 5% since you will attain age 65 during the Contract Year of the withdrawal.

We may change the Benefit Rate we offer for this Rider. With the higher Benefit Rate at older ages, if you defer taking withdrawals after the Lifetime Income Date, we will use the Benefit Rate applicable to the attained age of the Covered Person on the first withdrawal after the Lifetime Income Date.

We do not expect the Benefit Rate(s) we offer to be less than 3% or more than 7%, but we provide no assurance that we will continue to offer the Rider within this range. Once you purchase this Rider, however, the Benefit Rate(s) in effect when we issue the Rider will remain in effect for as long as the Rider remains in effect.

Variable Investment Options and Automatic Transfers of Contract Value Under an IPFL 6.11 Series Rider

The Variable Investment Options that we use for Contracts with an IPFL 6.11 Series Rider differ from the Variable Investment Options we make available for Contracts without an IPFL 6.11 Series Rider.

The Variable Investment Options for Contracts with an IPFL 6.11 Series Rider are:

                                                                                                         VARIABLE INVESTMENT OPTION
                    VARIABLE INVESTMENT OPTIONS THAT YOU MAY SELECT                                       THAT WE USE FOR AUTOMATIC
Subject to automatic transfers of Contract Value: Not subject to automatic transfers of Contract Value: TRANSFERS OF CONTRACT VALUE
------------------------------------------------- ----------------------------------------------------- ---------------------------
       Lifestyle Balanced PS Subaccount                    Ultra Short Term Bond Subaccount                 Bond PS Subaccount
        Lifestyle Growth PS Subaccount
       Lifestyle Moderate PS Subaccount

   Lifestyle Conservative PS Subaccount*               Lifestyle Conservative PS Subaccount*

* Automatic transfers will not apply if you allocate 100% of your Contract Value to the Lifestyle Conservative PS Subaccount or the Ultra Short Term Bond Subaccount.

When you select a Variable Investment Option, we allocate your money to a Subaccount of our Separate Account. Each Subaccount invests in a corresponding Portfolio of the John Hancock Variable Insurance Trust. Please see "IV. General Information about Us, the Separate Accounts and the Portfolios" for more information about each of these Portfolios.

You also may use a Variable Investment Option (other than the Bond PS Subaccount) as a DCA Source Investment Option under our DCA program. (See "V. Description of the Contract -- Special Transfer Services -- Dollar Cost Averaging" for more information about this program.) We reserve the right to restrict in the future the Variable Investment Options that you may select to allocate your Contract Value.

YOU SHOULD CONSULT WITH YOUR REGISTERED REPRESENTATIVE TO ASSIST YOU IN DETERMINING WHICH AVAILABLE VARIABLE INVESTMENT OPTIONS ARE BEST SUITED FOR YOUR FINANCIAL NEEDS AND RISK TOLERANCE.

If you elect to purchase an IPFL 6.11 Series Rider, you may invest your Contract Value only in the Investment Options we make available with that Rider, and we may transfer your Contract Value between the Lifestyle PS Subaccounts and the Bond PS Subaccount

AUTOMATIC TRANSFERS. When you purchase an IPFL 6.11 Series Rider, you give us authority to make automatic transfers between your selected Lifestyle PS Subaccounts and the Bond PS Subaccount. Accordingly, we will monitor your Contract Value daily and systematically transfer amounts between the Lifestyle PS Subaccounts shown above and the Bond PS Subaccount. The determination of when, and how much, to transfer is made through a non-discretionary, systematic mathematical process that we call the "Portfolio Stabilization Process."

We intend the process to limit your Contract Value's exposure to equity markets by allocating Contract Value to the Bond PS Subaccount during periods of equity market volatility and also when you take withdrawals after the Lifetime Income Date. The Portfolio Stabilization Process determines when and how much to transfer, if any, from the Lifestyle PS Subaccounts to the Bond PS Subaccount. The Portfolio Stabilization Process also determines when, and how much, Contract Value to transfer, if any, from the Bond PS Subaccount to the Lifestyle PS Subaccounts. We designed the Portfolio Stabilization Process, and made it an integral part of the IPFL 6.11 Series Riders, to protect us by reducing the potential impact of volatile markets on the risk we assume from the guarantees provided to you under the Riders. The process works to monitor your Contract Value every Business Day and to determine whether to transfer Contract Value between the Lifestyle PS Subaccounts and the Bond PS Subaccount. Transfers under the Portfolio Stabilization Process do not affect the current value of the Benefit Base or the Lifetime Income Amount, and they are not included within the Separate Account's short term trading restriction of two transfers per month. (See "V. Description of the Contract -- Transfers You May Make Among Investment Options.")

      Because the Portfolio Stabilization Process can allocate Contract Value to the Bond PS Subaccount, it may limit your ability to participate in favorable investment performance of the Lifestyle PS Subaccounts whenever a portion of your Contract Value is invested in the Bond PS Subaccount. On the other hand, when Contract Value is allocated and retained in the Bond PS Subaccount, the Portfolio Stabilization Process has the potential to protect your Contract Value from declining and volatile equity markets.

WE PROVIDE NO ASSURANCE:

      - OF THE AMOUNT, IF ANY, AND DURATION OF ANY INVESTMENT IN THE BOND PS SUBACCOUNT;

      - THAT THE PORTFOLIO STABILIZATION PROCESS WILL ENHANCE THE EARNINGS POTENTIAL OF YOUR CONTRACT OR PROTECT YOUR CONTRACT VALUE FROM DECLINES IN VALUE; OR

      - THAT THE AMOUNT AND/OR FREQUENCY OF STEP-UPS WILL NOT BE AFFECTED BY THE PORTFOLIO STABILIZATION PROCESS.

YOU MAY NOT DIRECTLY ALLOCATE CONTRACT VALUE TO THE BOND PS SUBACCOUNT. Your Contract will refer to the Bond PS Subaccount as the "Designated Investment Option." We reserve the right to designate a different Subaccount for automatic transfers of Contract Value in the event there is a substantial change in the investment objectives and strategy of the Bond PS Series Portfolio.

Operation of the Portfolio Stabilization Process

Here's how the Portfolio Stabilization Process generally works:

STEP ONE

DETERMINATION OF REFERENCE VALUE. We calculate a Reference Value based on the initial Contract Value of your Contract in each of your selected Variable Investment Options. We increase the Reference Value each Business Day to reflect:

      - prior to the Lifetime Income Date, the full amount of Additional Purchase Payments we receive on that Business Day; and

      - on or after the Lifetime Income Date, the excess, if any, of any Additional Purchase Payments we receive on that Business Day over any withdrawal since the later of:

                  -     the Lifetime Income Date, or

                  - the date of the most recent Additional Purchase Payment that increased the Reference Value, or

                  -     the date of the most recent reduction in the Reference
                        Value.

We increase the Reference Value on each Monthly Anniversary to reflect the current Contract Value if that amount is greater than the most recently determined Reference Value.

We decrease the Reference Value on any Business Day you take an excess Withdrawal, (which includes any withdrawal prior to the Lifetime Income Date). Excess Withdrawals reduce the Reference Value in the same proportion as the amount of the withdrawal divided by the Contract Value prior to the withdrawal. The Reference Value will not be decreased for withdrawals on and after the

Lifetime Income Date that are less than or equal to the Lifetime Income Amount or if your withdrawals are made under our Life Expectancy Distribution program (see "Withdrawals after the Lifetime Income Date," below).

THE REFERENCE VALUE HAS NO CASH VALUE, AND YOU CANNOT WITHDRAW IT. IT IS NOT DESIGNED TO EQUAL THE BENEFIT BASE OR THE LIFETIME INCOME AMOUNT.

STEP TWO

COMPARISON OF CONTRACT VALUE TO REFERENCE VALUE; IMPACT OF TRANSACTIONS. We designed the Portfolio Stabilization Process to trigger a review of your Contract Value and the possibility of an automatic transfer of Contract Value to and from the Bond PS Subaccount based on:

      - the ratio (expressed as a percentage) of your Contract Value to the Reference Value (the "Reference Value Ratio" or "RV Ratio") or

      -     the occurrence of certain transactions that we describe below.

We calculate the RV Ratio for your Contract at the end of each Business Day by dividing the current Contract Value by the current Reference Value. NOTE: The RV Ratio may change when you take withdrawals up to the Lifetime Income Amount, and may result in automatic transfers of Contract Value to the Bond PS Subaccount under STEP FOUR A (see Examples 5(a) and 5(d) in Appendix D: "Examples of the Portfolio Stabilization Process").

The Portfolio Stabilization Process reviews the allocation of Contract Value under your Contract (and determines possible transfers to or from the Bond PS Subaccount, as described in STEP THREE) when the RV Ratio first falls below 92.5% and at certain incremental thresholds after that. The Portfolio Stabilization Process generally does not review the allocation of Contract Value under your Contract if the RV Ratio from one Business Day to the next remains within one of the following bands ("RV Ratio Bands"):

  RV RATIO
   BAND                           RV RATIO
----------  --------------------------------------------------
    5       92.5% or more
    4       less than 92.5%, but greater than or equal to 90%
    3       less than 90%, but greater than or equal to 87.5%
    2       less than 87.5%, but greater than or equal to 85%
    1       less than 85%, but greater than or equal to 82.5%
    0       less than 82.5%

The Portfolio Stabilization Process will proceed to STEP THREE to determine possible transfer to or from Bond PS Subaccount under the following circumstances:

      - on any Business Day when the RV Ratio Band decreases from the RV Ratio Band in effect on the date of a previous transfer under the Portfolio Stabilization Process, or

      - in cases where the RV Ratio previously increased from an RV Ratio Band to a higher RV Ratio Band and remained at least at a higher RV Ratio Band for five consecutive Business Days, or

      -     if the RV Ratio is less than 82.5% on any Monthly Anniversary, or

      -     upon the occurrence of a transaction described below.

INCREASES IN RV RATIO. The Portfolio Stabilization Process will not proceed to STEP THREE, unless:

      - the RV Ratio remains within the same RV Ratio Band for 5 consecutive Business Days (or moves to a higher RV Ratio Band during that 5 Business Day period), or

      -     upon the occurrence of a transaction described below.

At the end of the 5th consecutive Business Day, the Portfolio Stabilization Process uses the minimum RV Ratio Band calculated during the 5 Business Day Period to determine the permitted Contract Value allocation described in STEP THREE, inclusive of amounts held in the Bond PS Subaccount.

EXAMPLES. In the next two examples, we illustrate the impact of the daily RV Ratio Band on transfers from the Bond PS Subaccount. In each example, we assume that:

      -     your Contract Value has been allocated to the Lifestyle PS
            Subaccounts,

      - the Portfolio Stabilization Process previously resulted in a transfer of Contract Value to the Bond PS Subaccount,

      -     there are no transactions, as described in STEP TWO, and

      - there is Contract Value allocated in the Bond PS Subaccount for each Business Day shown that exceeds the amount required.

EXAMPLE 1: RV Ratio Band Increases Then Falls. Assume the RV Ratio at the end of each Business Day falls within the RV Ratio Band shown:

 BUSINESS DAY:   1    2    3    4    5    6
-------------   ---  ---  ---  ---  ---  ---
RV RATIO BAND:   2    3    3    3    3    1

Although the RV Ratio Band increased from 2 to 3, it did not remain at 3 for the required five Business Days so no amounts would be transferred under your Contract from the Bond PS Subaccount to any Lifestyle PS Subaccounts. Under this example, the RV Ratio Band on Business Day 6 decreased from RV Ratio Band 3 to RV Ratio Band 1. Since RV Ratio Band is even lower than the RV Ratio Band on Day 1, it is possible that additional Contract Value might even be transferred to the Bond PS Subaccount from your selected Lifestyle PS Subaccounts.

EXAMPLE 2: RV Ratio Band Increases. Assume the RV Ratio at the end of each Business Day falls within the RV Ratio Band shown:

 BUSINESS DAY:   1    2    3    4    5    6
-------------   ---  ---  ---  ---  ---  ---
RV RATIO BAND:   2    3    3    3    4    5

In this example, the RV Ratio Band increased from 2 to 3 and remained at an RV Ratio Band of 3 or higher for five consecutive Business Days (i.e., from Business Day 2 through Business Day 6). The Portfolio Stabilization Process would result in a transfer of Contract Value from the Bond PS Subaccount at the end of Business Day 6 based on the RV Ratio Band 3 (i.e., the lowest RV Ratio Band from Business Day 2 through Business Day 6). Even though the RV Ratio Band increased from 3 to 4 on Business Day 5, and again increased to RV Ratio Band 5, it did not remain at either of the higher RV Ratio Bands at the end of Business Day 6 for the required five consecutive Business Days. The movement to a higher RV Ratio Band on Day 5 could result in an additional transfer if the RV Ratio for the next 4 Business Days (i.e., Business Days 6 to 9) remains at RV Ratio Band 4 or higher.

Once all conditions have been satisfied, the Portfolio Stabilization Process will transfer Contract Value held in the Bond PS Subaccount, up to the total amount permitted, on a pro rata basis to each of the Lifestyle PS Subaccounts in which your Contract currently allocates Contract Value. TRANSFERS FROM YOUR SELECTED LIFESTYLE PS SUBACCOUNTS TO THE BOND PS SUBACCOUNT MAY OCCUR MORE FREQUENTLY THAN TRANSFERS FROM THE BOND PS SUBACCOUNT BACK TO YOUR SELECTED LIFESTYLE PS SUBACCOUNTS.

TRANSACTIONS. We will review the allocation of Contract Value on any Business Day if one or more of the following transactions occur:

      -     you make an Additional Purchase Payment, or

      - you transfer Contract Value between your selected Variable Investment Options, or

      - an automatic investment program (e.g., Automatic Rebalancing or Dollar Cost Averaging) transfers Contract Value to any of your selected Variable Investment Options.

WE PROCEED TO STEP THREE when:

      - at least one of the transactions described in the section above has occurred ,

      -     the RV Ratio first declines below 92.5%,

      - the RV Ratio decreases from the last assigned RV Ratio Band to a lower RV Ratio Band,

      -     the RV Ratio is less than 82.5% on the Monthly Anniversary or

      - the RV Ratio increases from an RV Ratio Band to a higher RV Ratio Band and remains at a higher level for five consecutive Business Days (see STEP FOUR B, below).

Otherwise, no further action is taken under the Portfolio Stabilization Process for that Business Day.

STEP THREE

REVIEW ALLOCATION OF CONTRACT VALUE. The Portfolio Stabilization Process reviews the allocation of your Contract Value and determines how much Contract Value, if any, will be transferred to or from the Bond PS Subaccount. It does this by:

      - assigning an assumed equity allocation factor ("Assumed Equity Allocation Factor" or "AEAF") to each of the Lifestyle PS Subaccounts that you may select;

      - calculating a dollar-weighted AEAF for your Contract Value based on the Contract Value then allocated to each of your selected Lifestyle PS Subaccounts;

      - determining the amount of Contract Value*, if any, (a) to be transferred from the Lifestyle PS Subaccounts to the Bond PS Subaccount; or (b) to be transferred to the Lifestyle PS Subaccounts from the Bond PS Subaccount.

ASSUMED EQUITY ALLOCATION FACTORS UNDER THE PORTFOLIO STABILIZATION PROCESS. The AEAF for each of the Lifestyle PS Subaccounts is a hypothetical value that will not change once we issue a Contract with an IPFL 6.11 Series Rider. The factor is based on the underlying Portfolio's investment objective. In general, the more an underlying Portfolio seeks to invest in equities (or in funds that invest in equities), the higher the factor. Your selection of other Investment Options, and the amount of Contract Value allocated to each of your selected Investment Options will impact the overall factor.

The AEAF for each of the Lifestyle PS Subaccounts on the date of this Prospectus is:

      -     Lifestyle Growth PS Subaccount -- 70

      -     Lifestyle Balanced PS Subaccount -- 50

      -     Lifestyle Moderate PS Subaccount -- 40

      -     Lifestyle Conservative PS Subaccount -- 20

If your Contract Value is in more than one Lifestyle PS Subaccount, the dollar-weighted AEAF for your Contract equals the weighted average of the factors for each of your selected Lifestyle PS Subaccounts. The dollar-weighted AEAF does not apply to Contract Value that has been allocated to the Bond PS Subaccount or the Ultra Short Term Bond Subaccount.

EXAMPLE 3: If $4,000 of your Contract Value is allocated to the Lifestyle Growth PS Subaccount, $4,000 of your Contract Value is allocated to the Lifestyle Balanced PS Subaccount, and $2,000 of your Contract Value is allocated to the Ultra Short Term Bond Subaccount, only the amounts in the two Lifestyle PS Subaccounts are considered for application of the AEAFs. Accordingly, since half of the relevant Contract Value is in each Lifestyle Subaccount, the dollar-weighted AEAF is calculated as ($4,000 x 70) + ($4,000 x 50) / ($4,000 + $4,000) = 60 (i.e., (50% x 70) + (50% x 50), or 60).

We may change the AEAF that applies to each Subaccount in the future, and apply it to Contracts issued after the change. We also may assign an AEAF to any additional Subaccounts that we may make available.

The Portfolio Stabilization Process calculates the amount of your Contract Value required to be invested in the Bond PS Subaccount, if any, on any Business Day based on:

      - the dollar-weighted AEAF applicable to your Contract (based on the specific Lifestyle PS Subaccounts in which your Contract is invested);

      -     the RV Ratio; and

      -     your entire Contract Value on the date of the calculation.

The amount of your Contract Value required to be invested in the Bond PS Subaccount (if any):

      -     can differ depending on the Lifestyle PS Subaccounts you select;

      - can differ depending on the Contract Value allocated to each of your Investment Options; and

      - can differ from the amounts determined on a previous Business Day based on changes in the Contract Value allocated to each Investment Option, changes in the value of the Bond PS Subaccount, and changes in the RV Ratio.
----------

* The Portfolio Stabilization Process uses the term "Target Bond PS Subaccount Allocation" in connection with the review of Contract Value Allocation to describe the target amount required to be maintained in the Bond PS Subaccount, before adjustment to reflect Contract Value allocated to the Ultra Short Term Bond Subaccount. We define the term as follows:

Target Bond PS Subaccount Allocation - The sum of (a) plus (b) minus (c) minus
(d) where:

      (a)   Is the minimum of the Contract Value and 80% of the Reference Value

      (b)   Is the Reference Value Band multiplied by 2.5% of the Reference
            Value

      (c) Is 20 divided by the weighted average AEAF ("WAEAF") multiplied by the minimum of the Contract Value and 80% of the Reference Value

      (d) Is the Reference Value Band multiplied by 2.5% of the Reference Value multiplied by F.

                  For purposes of the Target Bond PS Subaccount
                   Allocation, "F" is determined as follows:

                          32 x WAEAF - 540 + RV Ratio Band x (WAEAF - 20)
              F =    -------------------------------------------------------
                                           5 x WAEAF

The Portfolio Stabilization Process does not limit the amount of Contract Value that you may allocate to:

      -     the Ultra Short Term Bond Subaccount, or

      - the Lifestyle Conservative PS Subaccount if that is the only one of the Lifestyle PS Subaccounts that you select.

Contract Value in the Ultra Short Term Bond Subaccount will lower any amounts required to be allocated under the Portfolio Stabilization Process to the Bond PS Subaccount.

In general, a higher dollar-weighted AEAF for your Contract, and/or a lower RV Ratio Band, will result in a lower percentage of Contract Value that may be maintained in the Lifestyle PS Subaccounts. We provide additional information on calculations under the Portfolio Stabilization Process in the SAI, which is available at no cost.

EXAMPLES OF PERMITTED ALLOCATIONS IN LIFESTYLE PS SUBACCOUNTS. The examples illustrate how current allocations of Contract Value, your selection of Investment Options, and RV Ratio Bands affect the amounts permitted to be invested in Lifestyle PS Subaccounts under the Portfolio Stabilization Process.

EXAMPLE 4: 100% Lifestyle PS Subaccount. In the following table, we illustrate four different hypothetical Contracts where 100% of your Contract Value is allocated to one of the Lifestyle PS Subaccounts. These examples show how the Portfolio Stabilization Process limits the percentage of Contract Value that could remain allocated to that Subaccount under different RV Ratio Bands and different Assumed Equity Allocation Factors ("AEAF") for each of the Lifestyle PS Subaccounts.

                                               CURRENT CONTRACT VALUE ALLOCATION:
--------------------------------------------------------------------------------------------------------------------------
                 Contract A                   Contract B                 Contract C               Contract D
          ------------------------  --------------------------   --------------------------   ----------------------------
          100% Lifestyle Growth PS  100%  Lifestyle Balanced PS  100% Lifestyle Moderate PS   100% Lifestyle Conservative PS
                   Subaccount                 Subaccount                    Subaccount                 Subaccount
          ------------------------  --------------------------   --------------------------   ----------------------------
                                    CONTRACT VALUE ALLOCATION AFTER THE PORTFOLIO STABILIZATION PROCESS:
--------------------------------------------------------------------------------------------------------------------------
             Contract A                 Contract B                    Contract C                     Contract D
          ------------------------  --------------------------   --------------------------   ----------------------------
            Lifestyle Growth PS       Lifestyle Balanced PS      Lifestyle Moderate PS         Lifestyle Conservative PS
              Subaccount                   Subaccount                 Subaccount                   Subaccount
          ------------------------  --------------------------   --------------------------   ----------------------------
 RV Ratio           Permitted Contract        Permitted Contract        Permitted Contract        Permitted Contract
  Band    AEAF    Value Range(1)    AEAF    Value Range(1)    AEAF    Value Range(1)    AEAF      Value Range
-----     ----  ------------------  ----  ------------------  ----  ------------------  ----  ----------------------------
  5        70         100%           50         100%          40          100%           20           100%
  4        70     85.7 - 86.1%       50     88.0 - 88.3%      40      90.0 - 90.3%       20           100%
  3        70     71.4 - 72.2%       50     76.0 - 76.7%      40      80.0 - 80.6%       20           100%
  2        70     57.1 - 58.4%       50     64.0 - 65.0%      40      70.0 - 70.9%       20           100%
  1        70     42.9 - 44.5%       50     52.0 - 53.4%      40      60.0 - 61.2%       20           100%
  0        70     28.6 - 30.7%       50     40.0 - 41.8%      40      50.0 - 51.5%       20           100%

(1) The permitted Contract Value refers to the percentage of Contract Value that may be allocated to the Investment Option. The permitted Contract Value percentage will range within the values shown for each RV Ratio Band. The exact percentage depends on the specific RV Ratio.

EXAMPLE 5: Multiple Investment Options. In the following table, we illustrate two other hypothetical Contracts where your Contract Value is allocated to more than one Investment Option. These examples show how your selection of more than one Investment Option impacts the limits of the percentage of Contract Value that could remain allocated to a Lifestyle PS Subaccount under the Portfolio Stabilization Process.

                                              CURRENT CONTRACT VALUE ALLOCATION:
----------------------------------------------------------------------------------------------------------------------
                               Contract E                                           Contract F
         -------------------------------------------------------  ----------------------------------------------------
         50% Lifestyle Growth PS   50% Lifestyle Conservative PS  80% Lifestyle Growth PS  20% Ultra Short Term Bond
                  Subaccount                 Subaccount                    Subaccount                 Subaccount
         -----------------------   -----------------------------  -----------------------  ---------------------------
                                   CONTRACT VALUE ALLOCATION AFTER THE PORTFOLIO STABILIZATION PROCESS:
----------------------------------------------------------------------------------------------------------------------
                               Contract E                                           Contract F
         -------------------------------------------------------  ----------------------------------------------------
                Lifestyle Growth PS       Lifestyle Conservative PS    Lifestyle Growth PS   Ultra Short Term Bond
                     Subaccount                Subaccount                  Subaccount              Subaccount
         -----------------------   -----------------------------  -----------------------  ---------------------------
RV Ratio       Permitted Contract        Permitted Contract        Permitted Contract        Permitted Contract
 Band    AEAF    Value Range(1)    AEAF    Value Range(1)    AEAF    Value Range(1)    AEAF      Value Range
-----    ----  ------------------  ----  ------------------  ----  ------------------  ----  -------------------------
 5       45            50%         45             50%        70             80%          --              --
 4       45       44.4 -- 44.6%    45        44.4 -- 44.6%   70             80%          --              --
 3       45       38.9 -- 39.2%    45        38.9 -- 39.2%   70        72.2 -- 73.5%     --              --
 2       45       33.3 -- 33.8%    45        33.3 -- 33.8%   70        61.1 -- 62.8%     --              --
 1       45       27.8 -- 28.4%    45        27.8 -- 28.4%   70        50.0 -- 52.0%     --              --
 0       45       22.2 -- 23.1%    45        22.2 -- 23.1%   70        38.9 -- 41.3%     --              --

(1) The permitted Contract Value refers to the percentage of Contract Value that may be allocated to the Investment Option. The permitted Contract Value percentage will range within the values shown for each RV Ratio Band. The exact percentage depends on the specific RV Ratio. We do not transfer Contract value to or from the Ultra Short Term Bond Subaccount, but the allocation of Contract Value to that Subaccount reduces the amount that would otherwise be transferred to the Bond PS Subaccount.

WE PROCEED TO STEP FOUR:

      - when your current Contract Value allocation in the Lifestyle PS Subaccounts exceeds the amount permitted under the Portfolio Stabilization Process (STEP FOUR A); or

      - when your current Contract Value allocation in the Bond PS Subaccount exceeds the amount required under the Portfolio Stabilization Process ( STEP FOUR B).

Otherwise, no further action is taken under the Portfolio Stabilization Process for that Business Day.

Again, the Portfolio Stabilization Process is a non-discretionary, systematic mathematical process that automatically determines when, and how much, Contract Value will be transferred between the Lifestyle PS Subaccounts you select and the Bond PS Subaccount. Transfers can occur under a number of different conditions. For example, transfers to the Bond PS Subaccount could occur as a result of:

      - declines in your Contract Value as a result of poor investment performance of the Subaccounts, or

      - withdrawals of your Contract Value after the Lifetime Income Date that are less than or equal to the Lifetime Income Amount, and which result in a decline of the RV Ratio in effect at the time of the withdrawal.

STEP FOUR

A. TRANSFERS FROM THE LIFESTYLE PS SUBACCOUNTS TO THE BOND PS SUBACCOUNT. We are authorized to transfer Contract Value to the Bond PS Subaccount from all Lifestyle PS Subaccounts in your Contract on a pro rata basis based on the current ratio of Contract Value in each of your selected Lifestyle PS Subaccounts. The Portfolio Stabilization Process will determine whether, and how much, Contract Value must be transferred to the Bond PS Subaccount as described in STEP THREE.

EXAMPLES OF PRO RATA TRANSFERS FROM LIFESTYLE PS SUBACCOUNTS: In the next two examples, we illustrate the impact of the current Contract Value allocation in the Lifestyle PS Subaccounts on possible transfers under your Contract to the Bond PS Subaccount. In both examples, we assume:

      - you purchase a Contract with an IPFL 6.11 Series Rider for a one-time Purchase Payment of $100,000;

      -     the Reference Value of your Contract is $100,000; and

      - your Contract Value decreases from $93,000 to $91,000 at the end of a Business Day.

EXAMPLE 6: Contract Value Allocated to Lifestyle Growth PS Subaccount Only. If your entire Contract Value is allocated to the Lifestyle Growth PS Subaccount, the Portfolio Stabilization Process would result in a transfer to the Bond PS Subaccount of $12,857 (14.1%) of your Contract Value.

EXAMPLE 7: Contract Value Allocated to Lifestyle Growth PS Subaccount and Ultra Short Term Bond Subaccount. Assume that 50% of your Contract Value is in the Lifestyle Growth PS Subaccount and 50% of your Contract Value is in the Ultra Short Term

Bond Subaccount. The Portfolio Stabilization Process would calculate a reallocation to the Bond PS Subaccount of $12,857. However, since the amount invested in the Ultra Short Term Bond Subaccount (50% x $91,000, or $45,500) exceeds the target reallocation to the Bond PS Subaccount, no transfer occurs.

The percentages shown in the above Examples are illustrative only, and do not reflect the impact of daily fluctuations in the values of the Lifestyle Growth PS Series, the Ultra Short Term Bond Trust and the Bond PS Series, nor does this example show the impact of daily transfers that may arise under the Portfolio Stabilization Process. Actual results will differ.

B. TRANSFERS FROM THE BOND PS SUBACCOUNT TO THE LIFESTYLE PS SUBACCOUNTS. The Portfolio Stabilization Process will determine whether, and how much, Contract Value must be transferred to the Bond PS Subaccount as described in STEP THREE. From time to time, the amount of your Contract Value actually allocated to the Bond PS Subaccount could be in excess of the amount required under the Portfolio Stabilization Process. In that case, we may transfer Contract Value from the Bond PS Subaccount to all of the Lifestyle PS Subaccounts selected in your Contract on a pro rata basis based on the current ratio of Contract Value in each Lifestyle PS Subaccount. This could happen in instances involving:

      - favorable investment performance in the Ultra Short Term Bond Subaccount or Bond PS Subaccount relative to your other selected Investment Options;

      - an overall increase in Contract Value that results in a higher RV Ratio Band for a period of 5 consecutive Business Days; or

      - your transfer of Contract Value from a Lifestyle PS Subaccount to the Ultra Short Term Bond Subaccount or to a different Lifestyle PS Subaccount with a lower AEAF.

In STEP THREE, the Portfolio Stabilization Process calculates the total limit on amounts that may be invested in the Lifestyle PS Subaccounts. In most cases, the calculation uses the RV Ratio Band in effect for that Business Day. However, where STEP THREE results from an increase in the RV Ratio Band, the Portfolio Stabilization Process uses the lowest RV Ratio Band during the 5 consecutive Business Days.

C. TRANSFERS FROM THE BOND PS SUBACCOUNT TO THE ULTRA SHORT TERM BOND SUBACCOUNT OR THE LIFESTYLE CONSERVATIVE PS SUBACCOUNT. The Portfolio Stabilization Process will result in a transfer to the Ultra Short Term Bond Subaccount or the Lifestyle Conservative PS Subaccount if:

      - you have instructed us to allocate 100% of your available Contract Value to ONE OF the Ultra Short Term Bond Subaccount or the Lifestyle Conservative PS Subaccount, and

      - some of your Contract Value is currently allocated to the Bond PS Subaccount.

In such an event, your Contract Value allocated to the Bond PS Subaccount will be transferred automatically to the Subaccount you have instructed.

The Portfolio Stabilization Process will result in a transfer to the Lifestyle Conservative PS Subaccount if:

      - you have instructed us to allocate 100% of your available Contract Value to A COMBINATION OF the Ultra Short Term Bond Subaccount or the Lifestyle Conservative PS Subaccount, and

      - some of your Contract Value is currently allocated to the Bond PS Subaccount.

In such an event, your Contract Value allocated to the Bond PS Subaccount will be transferred automatically to the Lifestyle Conservative PS Subaccount.

ADDITIONAL INFORMATION ON THE PORTFOLIO STABILIZATION PROCESS. We provide additional information on the Portfolio Stabilization Process in the SAI, which is available to you at no charge.

Other Investment Limitations Under an IPFL 6.11 Series Rider

WE RESERVE THE RIGHT TO RESTRICT INVESTMENTS IN ANY VARIABLE INVESTMENT OPTION AT ANY TIME. If we restrict a Variable Investment Option, you may not be able to transfer or allocate Purchase Payments to the restricted Variable Investment Option after the date of the restriction. Any amounts you allocated to a Variable Investment Option before we imposed restrictions will not be affected by such restrictions as long as it remains in that Investment Option.

LIMITATIONS ON ALLOCATIONS OF ADDITIONAL PURCHASE PAYMENTS. We will allocate Additional Purchase Payments in accordance with your instructions, subject to the restrictions described herein.

Increases in Guaranteed Amounts

ADDITIONAL PURCHASE PAYMENTS. Prior to the Lifetime Income Date, we will increase the Benefit Base each time you make an Additional Purchase Payment, up to a maximum Benefit Base of $3 million.

On and after the earliest available Lifetime Income Date, we may increase the Benefit Base each time you make an Additional Purchase Payment, up to a maximum Benefit Base of $3 million. The new Benefit Base will be the Benefit Base immediately before the Additional Purchase Payment, plus the excess, if any, of the Additional Purchase Payment (subject to our Purchase Payment limits) over any Withdrawal Amount (reduced by any subsequent Purchase Payment) since the later of:

      -     the Lifetime Income Date or

      -     the latest of:

            -     the date of a Purchase Payment that we applied to the Benefit
                  Base,

            -     the date of a reduction in the Benefit Base, or

            -     the effective date of a Step-Up.

EXAMPLE: Assume you took a withdrawal of $5,000 after the Lifetime Income Date, your current Benefit Base is $100,000, and you make an Additional Purchase Payment of $15,000. Your Benefit Base will increase by $10,000, the excess of the Additional Purchase Payment over the prior withdrawal ($15,000 - $5,000). Your new Benefit Base will equal $110,000. Assume that the following year you take an Excess Withdrawal of $10,000 that reduces your Benefit Base to $105,000. If you then make an Additional Purchase Payment of $10,000, the entire $10,000 will be added to your current Benefit Base, since the Benefit Base was reduced by the previous withdrawal. The new Benefit Base will be $115,000 ($105,000 + $10,000).

Credits may increase one or more of our guarantees when you defer withdrawals.

CREDITS. We offer the IPFL 6.11 Series Riders with the following Credit features:

           -     Annual Credit Rate:

 Attained Age of Youngest
     Covered Person        Annual Credit Rate
-------------------------  -------------------
     64 and under                 5%
     65 and over                  6%

      - Credit Period (for Annual Credits) -- The initial Credit Period coincides with the first 10 Contract Years while the Rider is in effect. We will extend the Credit Period each time a Step-Up occurs to the lesser of 10 years from the Step-Up Date or the Age 95 Contract Anniversary.

We may change the Credit Rate or Credit Periods for IPFL 6.11 Series Riders that we may offer in the future. We may offer a Credit Rate that varies, based on a Contract Anniversary Date, the length of a Credit Period, or a combination of these factors. We expect the Credit Periods to be between 5 and 15 Contract Years, and we do not expect the Credit Rates we offer to be less than 3% or more than 7%, but we provide no assurance that we will continue to offer the Rider within these ranges. Once you purchase this Rider, however, the Credit Rate and the Credit Period in effect when we issue the Rider will remain in effect for as long as the Rider remains in effect.

Annual Credits. We increase the Benefit Base on each Contract Anniversary during the Credit Period if you did not take any withdrawals during the previous Contract Year. The Credit is equal to the applicable Credit Rate multiplied by the total Purchase Payments that have been applied to the Benefit Base. If the Benefit Base has been increased by a Step-Up or decreased as a result of an Excess Withdrawal, the Credit will equal the applicable Credit Rate multiplied by the sum of (a) the Benefit Base immediately following the most recent Step-Up or decrease and (b) the total Additional Purchase Payments applied to the Benefit Base since that Step-Up or decrease.

If you take a withdrawal during a Contract Year, you will not be eligible for a Credit at the end of that Contract Year and Annual Credits for future Contract Years may be reduced if the withdrawal results in a reduction of the Benefit Base.

EXAMPLE (Income Plus For Life(R) 6.11): Assume that you purchase a Contract with an Income Plus For Life(R) 6.11 Rider and you, the Covered Person, will attain age 63 during the first Contract Year. Also assume that you purchase the Contract and Rider for $100,000, make no Additional Purchase Payments, and there is no increase in Contract Value during the first and second Contract Years. Based on your age the applicable Annual Credit rate for those years is 5%. If you take no withdrawals during the first and second Contract Year;

      - At the end of the first Contract Year, we will apply an Annual Credit to the Benefit Base and increase it to $105,000 ($100,000 + 5% x $100,000). The Lifetime Income Amount will increase to $4,200 (4% x $105,000).

      - At the end of the second Contract Year, we will apply an Annual Credit to the Benefit Base and increase it again to $110,000 ($105,000 + 5% x $100,000). The Lifetime Income Amount will increase to $4,400 (4% x $110,000).

Now assume you take an Excess Withdrawal during the third Contract Year that reduces the Benefit Base to $90,000, and you take no withdrawal and make an Additional Purchase Payment of $5,000 in the fourth Contract Year.

      - At the end of the third Contract Year, there is no Credit since you took a withdrawal during the year.

      - At the end of the fourth Contract Year, we will apply an Annual Credit to the Benefit Base. The Credit will be based on a Credit Rate of 6%, since you attain age 66 during the fourth Contract Year, and the reduced Benefit Base plus the Additional Purchase Payment (6% x ($90,000 + $5,000) = $5,700). The Benefit Base will increase to $100,700 ($90,000 + $5,000 + $5,700) and the Lifetime Income
            Amount will increase to $5,035 (5% x $100,700).

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

EXAMPLE (Income Plus For Life -- Joint Life(R) 6.11): Assume that you purchase a Contract with an Income Plus For Life -- Joint Life(R) 6.11 Rider and the younger Covered Person will attain age 63 during the first Contract Year. Also assume that you purchase the Contract and Rider for $100,000, make no Additional Purchase Payments, and there is no increase in Contract Value during the first and second Contract Years. Based on the youngest Covered Person's age the applicable Annual Credit rate is 5%. If you take no withdrawals during the first and second Contract Year;

      - At the end of the first Contract Year, we will apply an Annual Credit to the Benefit Base and increase it to $105,000 ($100,000 + 5% x $100,000). The Lifetime Income Amount will increase to $3,938 (3.75% x $105,000).

      - At the end of the second Contract Year, we will apply an Annual Credit to the Benefit Base and increase it again to $110,000 ($105,000 + 5% x $100,000). The Lifetime Income Amount will increase to $4,125 (3.75% x $110,000).

Now assume you take an Excess Withdrawal during the third Contract Year that reduces the Benefit Base to $90,000, and you take no withdrawal and make an Additional Purchase Payment of $5,000 in the fourth Contract Year.

      - At the end of the third Contract Year, there is no Credit since you took a withdrawal during the year.

      - At the end of the fourth Contract Year, we will apply an Annual Credit to the Benefit Base. The Credit will be based on the reduced Benefit Base plus the Additional Purchase Payment (6% x ($90,000 + $5,000) = $5,700). The Benefit Base will increase to $100,700 ($90,000 + $5,000 + $5,700) and the Lifetime Income Amount will increase to $4,783 (4.75% x $100,700).

Step-Ups may increase one or more of our guarantees if your Contract has favorable investment performance.

STEP-UPS. The IPFL 6.11 Series Riders provide Step-Ups. We discuss how the Step-Up works below. The Step-Up compares your Contract Value, or a percentage of your Contract Value on a Step-Up Date, to certain previously calculated guaranteed amounts. Step-Up Dates coincide with the first Contract Anniversary after you purchase the Rider and every Contract Anniversary thereafter, up to and including the Age 95 Contract Anniversary.

We may change the Step-Up Dates for IPFL 6.11 Series Riders that we offer in the future. We may offer the Rider with Step-Up Dates that occur after the Rider has been in effect for more than one Contract Year, or that occur at intervals longer than one Contract Year. We also may shorten the period during which we provide Step-Up Dates. We do not expect the Step-Up Dates we may offer in the future to begin more than 5 Contract Years from the date you purchase a Rider, to occur at intervals greater than 5 Contract Years, or to end sooner than on the Age 75 Contract Anniversary, but we provide no assurance that we will continue to offer the Rider within these ranges. Once you purchase this Rider, however, the Step-Up Dates in effect when we issue the Rider will remain in effect for as long as the Rider remains in effect.

How Step-Ups Work. If the Contract Value on any Step-Up Date is greater than the Benefit Base (including any Credit) on that date, we will automatically step up the Benefit Base to equal the Contract Value (subject to the maximum Benefit Base limit of $3 million). We will also increase the Lifetime Income Amount (after the Lifetime Income Date) and the dollar amount of the Rider fee (see "Rider Fees" earlier in this section). The new Lifetime Income Amount will equal the Benefit Base value after the Step-Up multiplied by the Benefit Rate then in effect for your Rider, and the Rider fee will be based on the increased Benefit Base.

EXAMPLE: Assume that you purchase a Contract with an IPFL 6.11 Series Rider when you, the Covered Person, are 65, you take no withdrawals during the first three Contract Years and the applicable Annual Credit rate is 6%. Also assume that you purchase the Contract and Rider for $100,000, make no Additional Purchase Payments, and that the Contract Value on the third Contract Anniversary is $125,000. The Benefit Base on the third Contract Anniversary including the Annual Credits for the first three Contract Years is $118,000. Since the Contract Value of $125,000 is greater than the current Benefit Base including the Credit, the Benefit Base will increase to $125,000 and the Lifetime Income Amount will increase to $6,250 (5% x $125,000). If no withdrawals are taken in the fourth Contract Year, the Annual Credit on the fourth Contract Anniversary will equal $7,500 (6% x $125,000).

Impact of Additional Purchase Payments, Credits and Step-Ups on the Portfolio Stabilization Process. Please see Appendix C: "Impact of Transactions on Portfolio Stabilization Process" for additional information on the impact of Additional Purchase Payments, Credits and Step-Ups on the Portfolio Stabilization Process.

Step-Ups may occur only while an IPFL 6.11 Series Rider is in effect.

Withdrawals, Distributions and Settlements

OVERVIEW. The IPFL 6.11 Series Riders provide a guaranteed minimum withdrawal benefit during the Accumulation Period. In particular, the Riders will permit you to withdraw a minimum annual amount, for as long as a Covered Person lives, subject to the terms and conditions of each Rider. We may determine the amount of the initial guarantee after we issue your Contract, depending on the age of the Covered Person when we issue the Contract. We may increase the guarantee:

      - by one or more Credits if you make no withdrawals during certain Contract Years, up to limits described in the "Credits" section, above;

      - as a result of a Step-Up of the guarantee (see preceding section) to reflect your then-current Contract Value on certain Contract Anniversary dates; or

      -     if you make an Additional Purchase Payment (up to specified limits).

Although the Riders guarantee a minimum annual withdrawal amount, you may take withdrawals of any amount of Contract Value during your Contract's Accumulation Period. We reduce your Contract Value and your death benefit each time you take a withdrawal.

EXAMPLE: If you take a withdrawal of $8,000 when your Account Value is $80,000 and your Guaranteed Minimum Death Benefit is $100,000, we will reduce your Guaranteed Minimum Death Benefit on a pro rata basis. That means we will reduce the Guaranteed Minimum Death Benefit by 10% ($8,000/$80,000) to $90,000 ($100,000 - 10% x $100,000).

PRO RATA WITHDRAWALS ONLY. Through your purchase of an IPFL 6.11 Series Rider with the Portfolio Stabilization Process, you authorize us to deem any request to take a withdrawal of Contract Value as a request to withdraw your requested Contract Value on a pro rata basis from each Investment Option (including the Bond PS Subaccount). Please read Appendix C: "Impact of Transactions on Portfolio Stabilization Process" for a description of the impact of pro rata withdrawals on the Portfolio Stabilization Process.

We will reduce the Benefit Base and Lifetime Income Amount if you take Excess Withdrawals.

EXCESS WITHDRAWALS. We reduce guaranteed minimum amounts for future withdrawals if you take withdrawals for more than the amount guaranteed under the terms of the Rider you select. Your future Lifetime Income Amount could be significantly reduced if:

      -     you take withdrawals prior to the Lifetime Income Date, or

      - your Contract Value declines due to poor investment performance to an amount that is less than your Benefit Base, and you then take Excess Withdrawals.

An Excess Withdrawal is:

      - a withdrawal (including applicable withdrawal charges) you take before the Lifetime Income Date; or

      - a withdrawal (including applicable withdrawal charges) you take on or after the Lifetime Income Date that, together with all other withdrawals during a Contract Year (including any applicable withdrawal charges), exceeds the Lifetime Income Amount for that Contract Year.

If you experience unfavorable investment performance, an Excess Withdrawal could result in substantial reductions to your Contract Value and Benefit Base. Your future Lifetime Income Amount could be significantly reduced, and if both your Contract Value and Benefit Base decline to zero before the Lifetime Income Date, you will lose your guaranteed minimum withdrawal benefit.

After the Lifetime Income Date, we do not consider withdrawals under our Life Expectancy Distribution program to result in an Excess Withdrawal unless you take additional withdrawals outside of that program. Please read Appendix C:
"Impact of Transactions on Portfolio Stabilization Process" for a description of the impact of Excess Withdrawals on the Portfolio Stabilization Process.

WITHDRAWALS BEFORE THE LIFETIME INCOME DATE. Each time you take a withdrawal before the Lifetime Income Date, we reduce the Benefit Base on a pro rata basis. This means that we reduce the Benefit Base in the same proportion that your Contract Value is reduced by the Withdrawal Amount.

EXAMPLE: Assume that you purchase a Contract with an IPFL 6.11 Series Rider that names you as the Covered Person when you are 45. Now assume that in the eighth Contract Year, when you are 53, the Contract Value is $80,000, the Benefit Base is $90,000, no withdrawal charges apply under your Contract, and you withdraw $5,000 of Contract Value.

In this case, you would reduce your Contract Value by 6.25% (i.e., $5,000/$80,000) and we would reduce your Benefit Base by the same percentage ($90,000 x 0.0625, or $5,625). The Benefit Base after the Excess Withdrawal would be $90,000 - $5,625, or $84,375. Please read Appendix C: "Impact of Transactions on Portfolio Stabilization Process" for a description of the impact of withdrawals before the Lifetime Income Date on the Portfolio Stabilization Process.

Note: Withdrawals may be taxable and if made prior to age 59 1/2 may be subject to a 10% penalty (see "VIII. Federal Tax Matters").

WITHDRAWALS AFTER THE LIFETIME INCOME DATE. Each time you take a withdrawal after the Lifetime Income Date, we first determine if the Withdrawal Amount is entirely or partially an Excess Withdrawal (i.e., a withdrawal, including any withdrawal charges, that exceeds the Lifetime Income Amount when combined with any other withdrawal(s) for that Contract Year). If so, we will reduce the Benefit Base on a pro rata basis. We do this by reducing your Benefit Base in the same proportion that your Contract Value is reduced by the portion of the withdrawal that is an Excess Withdrawal.

Each time we reduce the Benefit Base, we also reduce the Lifetime Income Amount. We do this by multiplying the reduced Benefit Base by the Benefit Rate in effect for your Rider. We also will reduce the Benefit Base and the Lifetime Income Amount for each subsequent Excess Withdrawal that you take during that Contract Year.

EXAMPLE: Assume that you purchase a Contract with an IPFL 6.11 Series Rider. Also assume that when you are age 67, the Contract Value is $100,000, the Benefit Base is $110,000, and the Lifetime Income Amount is $5,500. If you withdraw $10,000, we would first reduce your Contract Value by the Lifetime Income Amount of $5,500 to $94,500. Next, since $4,500 of this withdrawal is an Excess Withdrawal, we would reduce your Benefit Base by 4.76% ($4,500/$94,500). The Benefit Base after the Excess Withdrawal would be $104,764 ($110,000 - .0476 x $110,000) and the Lifetime Income Amount would be $5,238 (.05 x $104,764).

We do not reduce the Benefit Base and/or the Lifetime Income Amount:

      - if the withdrawals are taken under our Life Expectancy Distribution Program (as opposed to those withdrawals taken prior to the Lifetime Income Date, which do reduce the Benefit Base); or

      - if your total Withdrawal Amounts during a Contract Year are less than or equal to the Lifetime Income Amount.

The IPFL 6.11 Series Rider enters the Settlement Phase in any Contract Year that your Contract Value declines below the greater of $1,000 or the Lifetime Income Amount. See "Settlement Phase" below. The guaranteed minimum withdrawal benefit terminates if both the Contract Value and Benefit Base immediately after a withdrawal are equal to zero. Please read Appendix C: "Impact of Transactions on Portfolio Stabilization Process" for a description of the impact of withdrawals after the Lifetime Income Date on the Portfolio Stabilization Process.

EXCESS WITHDRAWALS LOWER THE LIFETIME INCOME AMOUNT GUARANTEED FOR FUTURE WITHDRAWALS.

PRE-AUTHORIZED WITHDRAWALS -- THE INCOME MADE EASY PROGRAM. If you purchase a Contract with an IPFL 6.11 Series Rider, you can pre-authorize periodic withdrawals to receive amounts guaranteed under the Rider. We currently offer our Income Made Easy Program for Contracts with the Rider to provide income payments for the lifetime of the Covered Person. The full allowable amount is based on the Lifetime Income Amount. You can start taking withdrawals under the Income Made Easy Program no sooner than the earliest available Lifetime Income Date for the Rider you purchase.

The Income Made Easy Program allows you to select: (A) the annual guaranteed amount ("full allowable amount") under your Rider, which will automatically increase to reflect an increase in the annual guaranteed amount under the Rider resulting from a Step-Up or an Additional Purchase Payment; (B) the full allowable amount and any increases in Contract Value above that amount at the end of a Contract Year resulting from investment gains in your Contract at the end of that Contract Year (this option will reduce your ability to obtain Step-Ups after you enroll in the program); (C) the full allowable amount plus any amount under our Life Expectancy Distribution Program that would exceed the full allowable amount; (D) the annual amount under our Life Expectancy Distribution Program (in lieu of the full allowable amount); or (E) a specified dollar amount that is less than the full allowable amount. We may make additional options available in the future or upon request.

Your participation in the Income Made Easy Program will be suspended (i.e., we will not process any further withdrawals under the Program until you re-enroll) if:

      -     you select option A, B or C; and

      - you take an additional withdrawal outside the Income Made Easy Program in any Contract Year in which the program is in effect.

Income Made Easy withdrawals, like other withdrawals:

      - may be subject to income tax (including withholding for taxes) and, if your Rider calculates an annual guaranteed amount before age 59 1/2, a 10% penalty tax under the Code;

      -     reduce the death benefit and other optional benefits;

      - cancel your eligibility to earn a Credit under the provisions of your Income Plus For Life(R) 6.11 Series Rider during any Contract Year in which you receive a payment under the program; and

      -     may reduce your ability to obtain Step-Ups.

If you are interested in the Income Made Easy Program, you may obtain a separate authorization form and full information concerning the program and its restrictions from your registered representative or our Annuities Service Center. There is no charge for participation in this program. We will, however, suspend your participation in the Income Plan (see "Special Withdrawal Services -- The Income Plan" in "V. Description of the Contract") if you enroll in the Income Made Easy Program. Please read Appendix C: "Impact of Transactions on Portfolio Stabilization Process" for a description of the impact of withdrawals under the Income Made Easy Program on the Portfolio Stabilization Process.

PRE-AUTHORIZED WITHDRAWALS -- LIFE EXPECTANCY DISTRIBUTION PROGRAM. If you purchase a Contract with an IPFL 6.11 Series Rider, you may request of us in writing, in a form acceptable to us and received at our Annuities Service Center, to pay you withdrawals that we determine to be part of a series of substantially equal periodic payments over your "life expectancy" (or, if applicable, the joint life expectancy of you and your spouse). The Life Expectancy Distribution Program may provide one or more of the following:

      - Pre-59 1/2 Distributions -- these are payments made at the request of the Owner that are intended to comply with Code section 72(q)(2)(D) or section 72(t)(2)(A)(iv); or

      - Nonqualified Death Benefit Stretch Distributions -- these are payments made to the Beneficiary that are intended to comply with and may not deviate from Code section 72(s)(2); or

      - Required Minimum Distributions and Qualified Death Benefit Stretch Distributions -- these are payments we calculate to comply with Code section 401(a)(9), section 403(b)(10), section 408(a)(6), section 408(b)(3), or section 408A(c)(5)). For further information on such distributions, please see "VIII. Federal Tax Matters -- Required Minimum Distributions."

Each withdrawal under our Life Expectancy Distribution program will reduce your Contract Value. We will reduce your Benefit Base proportionally by the amount of the withdrawal if you take a withdrawal under the Life Expectancy Distribution program prior to the Lifetime Income Date. We will not reduce your Benefit Base or Lifetime Income Amount if a withdrawal under the Life Expectancy Distribution program on or after the Lifetime Income Date (for an amount we calculate based on our current understanding and interpretation of federal tax law) causes total withdrawals during a Contract Year to exceed the Lifetime Income Amount and all withdrawals during that year were under our Life Expectancy Distribution program. The Life Expectancy Distribution program ends when certain amounts described in the Rider are depleted to zero. We may make further distributions as part of the Settlement Phase for the Rider you purchase.

If you are interested in the Life Expectancy Distribution Program, you may obtain further information concerning the program and its restrictions from your registered representative or our Annuities Service Center. There is no charge for participation in this program. To take withdrawals under the Life Expectancy Distribution Program, you must participate in either the Income Plan (see "V. Description of the Contract -- Special Withdrawal Services -- The Income Plan") or the Income Made Easy Program (see "Pre-Authorized Withdrawals -- The Income Made Easy Program" above).

Under our Life Expectancy Distribution program, each withdrawal will be in an amount that we determine to be your Contract's share of all life expectancy distributions, based on information that you provide and our understanding of the Code. We reserve the right to make any changes we deem necessary to comply with the Code and Treasury Department regulations. Please read Appendix C:
"Impact of Transactions on Portfolio Stabilization Process" for a description of the impact of withdrawals under the Life Expectancy Distribution program on the Portfolio Stabilization Process.

We base our Life Expectancy Distribution calculations on our understanding and interpretation of the requirements under tax law applicable to Pre-59 1/2 Distributions, Required Minimum Distributions, Nonqualified Death Benefit Stretch Distributions and Qualified Death Benefit Stretch Distributions. You should discuss these matters with a qualified tax advisor.

SETTLEMENT PHASE. We automatically begin making payments to you under the "Settlement Phase" of an IPFL 6.11 Series Rider if your Contract Value reduces below a minimum required amount and you satisfy the conditions described in the Rider. During the Settlement Phase, the Contract will continue but all other rights and benefits under the Contract, including death benefits and any optional benefit Riders, terminate. We will not accept Additional Purchase Payments for, apply additional Credits or make any Step-Ups to, or deduct any charges from an IPFL 6.11 Series Rider during the Settlement Phase. You cannot annuitize once the Settlement Phase begins.

The minimum required amount to trigger the Settlement Phase under an IPFL 6.11 Series Rider is a Contract Value that is less than or equal to the greater of:

      - the Lifetime Income Amount (or, if less, any remaining Lifetime Income Amount), or

      -     $1,000.

EXAMPLE: Assume that you purchase a Contract with an IPFL 6.11 Series Rider and the Lifetime Income Amount is equal to $5,000. Also assume that the Contract Value declines to $4,950. Since the Contract Value is less than the Lifetime Income Amount, the Rider will enter its Settlement Phase and we will begin automatically making payments that total $5,000 per year as long as the Covered Person (either Covered Person for IPFL -- Joint Life 6.11) remains alive.

There is no Settlement Phase under an IPFL 6.11 Series Rider if you take any withdrawal before the earliest available Lifetime Income Date and the Contract Value declines to zero during the Contract Year of the withdrawal.

The settlement amount we pay to you under the Rider varies:

      - At the start of the Settlement Phase, we will pay an initial settlement amount equal to the remaining Lifetime Income Amount for that Contract Year and make additional annual payments of the Lifetime Income Amount as long as a Covered Person is living.

      - If the Settlement Phase begins before the earliest available Lifetime Income Date, we will begin making annual settlement payments following the earliest available Lifetime Income Date as long as the Covered Person is living. In this case, the annual amount will equal the Lifetime Income Amount (i.e., the Benefit Base at the Lifetime Income Date multiplied by the Benefit Rate then in effect).

      - In lieu of annual payments of the settlement amount, we will permit you to elect monthly, quarterly or semi-annual installment payments of the Lifetime Income Amount.

Additional Annuity Options

In addition to the traditional Annuity Options we provide under the Contract, we provide additional Annuity Options for Contracts issued with an IPFL 6.11 Series Rider ("IPFL Alternate Annuity Options"). These IPFL Alternate Annuity Options are only available for Annuity Commencement Dates no earlier than the first day of the month following the later of the 90th birthday of the oldest Annuitant or the tenth Contract Anniversary. The IPFL Alternate Annuity Options are designed so that you will receive annuity payments that are no less than the Lifetime Income Amount at the time of annuitization, but you could receive larger payments, depending on your investment experience prior to annuitization. The Annuity Options available to you are described in detail in "V. Description of the Contract -- Pay-out Period Provisions."

Comparison between Guaranteed Minimum Withdrawal Benefits and Annuity Payments

If you choose to take withdrawals under one of our IPFL 6.11 Series Riders, it is not the same as receiving annuity payments upon annuitization (as described in "Pay-out Period Provisions" in "V. Description of the Contract").

When you take withdrawals:

      -     you will have the flexibility to start and stop withdrawals;

      - you will have the flexibility to choose an amount of your withdrawal that is less than or equal to your Lifetime Income Amount (without reducing your future available Lifetime Income Amount);

      - you will have the ability to surrender your Contract for the cash surrender value (Contract Value minus any applicable charges and premium taxes), if any;

      -     you reduce the Contract Value available for annuitization; and

      - you may receive less favorable tax treatment of your withdrawals than annuity payments would provide. See "VIII. Federal Tax Matters" for information on tax considerations related to optional benefit Riders.

When you annuitize:

      - you will receive annuity payments that will be fixed in amount (or in the number of units paid for Variable Annuity payments);

      - your annuity payments will not vary in timing once they commence (for as long as we are due to pay them to you);

      -     you will no longer have access to the Contract Value; and

      - your Annuity Payments may receive more favorable tax treatment than guaranteed minimum withdrawal benefits. See "VIII. Federal Tax Matters" for information on tax considerations related to optional benefit Riders.

SPECIAL CONSIDERATION ON ANNUITIZATION. The Contract does not permit you to make a partial annuitization. You must apply your entire Contract Value to an Annuity Payment Option. You probably will not want to purchase a Contract, with or without an IPFL 6.11 Series Rider, if you are primarily interested in receiving the tax treatment available to annuity contracts that permit you to apply a portion of a deferred annuity contract's cash value to a stream of annuity payments and retain the balance in the accumulation phase.

Impact of Death Benefits

The IPFL 6.11 Series Rider ends if (a) a death benefit becomes payable during the Accumulation Period (but before the Settlement Phase under the Rider), and
(b) the Beneficiary takes the death benefit provided under the terms of the Contract as a lump sum under our current administrative procedures. In cases where the Rider continues, we will determine the Adjusted Benefit Base and the Rider fee based on the date we determine the death benefit, and anniversaries of that date, instead of the initial Contract Anniversary date.

If the Beneficiary does not take the death benefit as a lump sum, the following will apply:

IF THE DECEASED OWNER IS:     THEN THE IPFL 6.11 SERIES RIDER:
---------------------------   -----------------------------------------------------------
1. Not the Covered Person     -  may continue if the Beneficiary elects to continue the
                                 Contract. We will automatically increase the Benefit
                                 Base to equal the initial death benefit we determine, if
                                 the death benefit is greater than the Benefit Base prior
                                 to our determination. We will also recalculate the
                                 Lifetime Income Amount to equal the Benefit Rate then in
                                 effect multiplied by the recalculated Benefit Base and
                                 will assess the Rider Fee based on the recalculated
                                 Benefit Base.

                              -  enters its Settlement Phase if a subsequent withdrawal
                                 causes the Contract Value to fall below a minimum
                                 required amount.

                              -  continues to be eligible for any remaining Credits and
                                 Step-Ups, but we will change the date we determine and
                                 apply these benefits to future anniversaries of the date
                                 we determine the initial death benefit.

2. The Covered Person         -  ends without any further benefit.

If you die during the Settlement Phase, the only death benefits we provide are the remaining settlement payments that may become due under an IPFL 6.11 Series Rider. If the Covered Person dies during the Settlement Phase, we reduce the Lifetime Income Amount to zero and make no further payments.

The entire interest must be distributed within five years of the Owner's death, except in the case where the Beneficiary is an individual. In that case, the Beneficiary may choose to receive any remaining settlement payments over a period not extending beyond the life expectancy of the Beneficiary beginning within one year of the Owner's death. We continue to assess the mortality and expense risks charge during this period, even though we bear only the expense risk and not any mortality risk (see "VII. Charges and Deductions - Mortality and Expense Risks Fee").

INCOME PLUS FOR LIFE - JOINT LIFE(R) 6.11. If the Beneficiary continues a Contract in force following the death of an Owner, coverage under an Income Plus For Life - Joint Life(R) 6.11 Rider ends if the deceased Owner is the last Covered Person under the Rider. If the Beneficiary continues a Contract in force following the death of an Owner, coverage under the Rider may continue only if:
(a) the deceased Owner is the first Covered Person under the Rider to die; and either (b) the surviving Covered Person is a spousal Beneficiary or (c) a Qualified Plan is the non-spousal Beneficiary and the surviving Covered Person is a spouse of the deceased Owner. If the death benefit is greater than the Contract Value, we will increase the Contract Value to equal the amount of the death benefit (but will not increase the Benefit Base, Lifetime Income Amount, Credits or Step-Ups).

If the Rider continues, we will determine the Adjusted Benefit Base and the Rider fee based on the date we determine the death benefit, and anniversaries of that date, instead of the initial Contract Anniversary date.

Death of First Covered Person. If the first Covered Person to die is an Owner of the Contract (or deemed to be an Owner if the Owner is a non-natural person), the surviving Covered Person may elect to continue periodic distributions under the Contract in lieu of receiving the Contract's death benefit as a lump sum under our current administrative procedures. (See "Death after Removal of a Covered Person" below if there is no surviving Covered Person.) If the Contract continues, the Income Plus For Life - Joint Life(R) 6.11 Rider will continue. We will continue to provide the Lifetime Income Amount guarantee only for the lifetime of the surviving Covered Person and continue to charge the Income Plus For Life - Joint Life(R) 6.11 Rider fee (see "Rider Fees - Fee for Income Plus For Life(R) 6.11 Series Riders" earlier in this section). If the death benefit is greater than the Contract Value, we will increase the Contract Value only to equal the amount of the death benefit (but will not make any adjustments to the Benefit Base, Lifetime Income Amount, Credits or Step-Ups). We will treat any distribution of death benefits under a Contract as a "withdrawal" for purposes of subsequent calculations of the Benefit Base and the Lifetime Income Amount.

If the first Covered Person to die is not the Owner (and is not deemed to be an Owner if the Owner is a non-natural person), no death benefit is payable under the Contract. The Rider will continue in effect and we will base the duration of the Lifetime Income Amount only on the lifetime of the surviving Covered Person. We will continue to charge the Income Plus For Life - Joint Life(R) 6.11 Rider fee; however, we will make no adjustments to the Contract Value or make any adjustments to the Benefit Base, Lifetime Income Amount, Credits or Step-Ups.

Death of Last Covered Person. If the surviving Covered Person dies while the Income Plus For Life - Joint Life(R) 6.11 Rider is in effect, we will reduce the Lifetime Income Amount to zero and we make no additional payments under the Rider to the Beneficiary.

Death after Removal of a Covered Person. In certain instances, a person initially designated as a Covered Person may be removed as a Covered Person from the Rider. If that happens and:

      - if the removed Covered Person subsequently dies, there will be no impact on the guarantees provided by the Rider in most cases; and

      - if the remaining Covered Person subsequently dies, we will consider that Covered Person to be the "last" Covered Person and the Rider will terminate.

Death Benefits during the Settlement Phase. If death occurs during an Income Plus For Life - Joint Life(R) 6.11 Rider's Settlement Phase, the only death benefit we provide is the remaining settlement payments that may become due under that Rider. If the death of the first Covered Person occurs while the Rider is in its Settlement Phase, no additional death benefit is payable under the Contract and, in most instances, we will continue to make settlement payments in the same manner as before the death. If the death occurs before the Lifetime Income Date, we will compute a Lifetime Income Amount during the Settlement Phase on the later of the Lifetime Income Date or the date we receive notice of the death of the first Covered Person. Settlement payments will equal the Lifetime Income Amount. WE MAY LIMIT THE ABILITY OF THE SURVIVING COVERED PERSON TO CHOOSE A SETTLEMENT PAYMENT AMOUNT AND DURATION THAT DIFFERS FROM THE AMOUNT AND DURATION IN EFFECT BEFORE THE DEATH OF THE FIRST COVERED PERSON.

Termination of Rider

These Riders will terminate upon a change in ownership (or assignment) of the Contract unless the new owner or assignee meets the qualifications specified in the Termination provision of the respective Rider. A change of the Annuitant also could result in termination of these Riders. We will permit you to change ownership (or make an assignment) of the Contract without terminating the respective Rider when the existing Owner is a legal entity and the new Owner is another legal entity if (a) the new Owner has the same taxpayer identification number as the previous Owner, (b) you transfer ownership from a custodian to the Annuitant, or vice versa, or (c) you transfer ownership from a legal entity to another entity that is satisfactory to us.

You may not terminate an IPFL 6.11 Series Rider once it is in effect. However, an IPFL 6.11 Series Rider will terminate automatically upon the earliest of:

      - the date a death benefit is payable and the Beneficiary takes the death benefit as a lump sum under the terms of the Contract;

      -     the date an Annuity Option begins;

      -     the date the Contract Value and the Benefit Base both equal zero;

      -     (for IPFL 6.11) the death of the Covered Person;

      - (for IPFL - Joint Life 6.11) the death of the last Covered Person remaining under the Rider;

      - the date a new Rider becomes effective under any exchange program that we may make available;

      -     the date the Owner is changed or the Contract is assigned, unless

            - the new Owner is a guardian, a custodian or a trust established for the sole benefit of the previous Owner; or

            - the new Owner is an individual and the previous Owner was a guardian, a custodian or a trust established for the sole benefit of that individual; or

            - the change is from one guardian, custodian or trust established for the sole benefit of an individual to another guardian, custodian or trust established for the sole benefit of that individual; or

            - the Ownership is transferred to the Owner's spouse following the death of the Owner; or.

            - the Contract is assigned to a guardian, a custodian or a trust established for the sole benefit of the previous Owner; or

            -     the assignment is for purposes of a tax qualified exchange; or

      -     termination of the Contract.

You should consult with your financial professional to assist you in determining whether an IPFL 6.11 Series Rider is suited for your financial needs and investment risk tolerance. The addition of a Rider to a Contract may not always be in your interest since an additional fee is imposed annually for this benefit and a Covered Person must reach the Lifetime Income Date and remain living for you to receive certain benefits. Furthermore, Contracts with an IPFL 6.11 Series Rider contain different Variable Investment Options and special investment limitations and conditions than otherwise available under the Contract and require you to defer taking withdrawals to receive certain benefits; an IPFL
6.11 Series Rider contains age caps and limitations on a Contract Owner's rights and benefits at certain ages and values; and provides no guaranteed minimum withdrawal benefits once payments begin under certain Annuity Options described in the Prospectus. You should carefully consider each of these factors before deciding if an IPFL 6.11 Series Rider is suitable for your needs, especially at older ages.

Tax Considerations

Withdrawals may be taxable and may be subject to a 10% penalty tax if made prior to age 59 1/2. See "VIII. Federal Tax Matters" for additional information on tax considerations related to optional benefit Riders.

ANNUAL STEP-UP DEATH BENEFIT

If available in your state, you may elect the optional Annual Step-Up Death
Benefit:

      - for an additional charge of 0.30% of the value of the Variable Investment Options;

      - as long as the oldest Owner of a Contract is not age 75 or older at the time of purchase (we impose this restriction because the Annual Step-Up Death Benefit would be zero if the oldest Owner were age 75 or older on the effective date of the Rider); and

      - if you do not intend the Contract to be used with an IRA you inherited from someone else (sometimes referred to as a "Beneficiary IRA"), unless you are the spouse of the decedent and own the IRA in your own name.

Election of this optional benefit may only be made at the time the Contract is issued and, once made, is irrevocable. If you purchase this Rider but not an IPFL 6.11 Series Rider, you must limit your investment allocations of Purchase Payments and Contract Value to the Investment Options we make available with the Contract, and you may not allocate Purchase Payments or Contract Value to the Investment Options we make available with our Income Plus For Life(R) 6.11 Series Riders. If you purchase this Rider and an IPFL 6.11 Series Rider, you must limit your investment allocations of Purchase Payments and Contract Value to the Investment Options we make available with the Income Plus For Life(R) Series 6.11 Rider.

Rider Benefit

The amount of the death benefit for the optional Annual Step-Up Death Benefit is the greater of:

      - the death benefit described under "Death Benefit During Accumulation Period"; or

      -     the Annual Step-Up Death Benefit.

The Annual Step-Up Death Benefit is the greatest Anniversary Value after the effective date of the Optional Annual Step-Up Death Benefit up to and including the Contract Anniversary after the 75th birthday of the oldest Owner at issue of the Contract, or the date of death of any Owner, whichever is earliest.

ANNIVERSARY VALUE. For purposes of the Rider, the Anniversary Value is equal to the Contract Value on each Contract Anniversary, plus any subsequent Purchase Payments, less any amounts deducted in connection with withdrawals since the Contract Anniversary. The amount deducted in connection with withdrawals will be on a pro rata basis and will be equal to (a) multiplied by (b) where:

      (a) is equal to the optional Annual Step-Up Death Benefit prior to the withdrawal; and

      (b) is equal to the Withdrawal Amount divided by the Contract Value prior to the withdrawal.

CONTINUATION OF RIDER UPON DEATH OF OWNER. If the Beneficiary under the Contract is the Contract Owner's surviving spouse and elects to continue the Contract, the Contract and the Optional Annual Step-Up Death Benefit will continue with the surviving spouse as the new Contract Owner, subject to our issue age rules. For purposes of calculating the Optional Annual Step-Up Death Benefit payable upon the death of the surviving spouse, the death benefit paid upon the first Owner's death will be treated as a payment to the Contract. In addition, all payments made and all amounts deducted in connection with withdrawals prior to the date the first death benefit is paid will be excluded from consideration in determining the optional Annual Step-Up Death Benefit. In determining the optional Annual Step-Up Death Benefit, the Anniversary Values for all prior Contract Anniversaries are set to zero as of the date the first death benefit is paid.

Termination of the Optional Annual Step-Up Death Benefit

The Optional Annual Step-Up Death Benefit will terminate upon the earliest to occur of:

 (a)  the date the Contract terminates;

 (b)  the Maturity Date;

 (c)  the date on which the Optional Annual Step-Up Death Benefit is paid; or

 (d)  the date the Owner is changed or the Contract is assigned, unless

      (i) the new Owner is a guardian, a custodian or a trust established for the sole benefit of the previous Owner; or

      (ii) the new Owner is an individual and the previous Owner was a guardian, a custodian or a trust established for the sole benefit of that individual; or

      (iii) the change is from one guardian, custodian or trust established for the sole benefit of an individual to another guardian, custodian or trust established for the sole benefit of that individual; or

      (iv) the Ownership is transferred to the Owner's spouse following the death of the Owner; or.

      (v) the Contract is assigned to a guardian, a custodian or a trust established for the sole benefit of the previous Owner; or

      (vi)  the assignment is for purposes of a tax qualified exchange.

Annual Step-Up Death Benefit Fee

A daily charge in an amount equal to 0.30% of the value of each variable Investment Account on an annual basis is deducted from each Subaccount for the Annual Step-Up Death Benefit.

Qualified Plans

If you intend to use your Contract in connection with a Qualified Plan, including an IRA, you should consider the effects that the death benefit provided under the Contract (with or without Annual Step-Up Death Benefit) may have on your plan. Please consult your own qualified tax advisor.

The addition of the Annual Step-Up Death Benefit to a Contract may not always be in your interest since an additional fee is imposed for this benefit and we provide no assurance that investment performance will be sufficient to result in an increased death benefit.

                           VII. Charges and Deductions

We assess charges and deductions under the Contracts against Purchase Payments, Contract Values, or withdrawal or annuity payments. Currently, there are no deductions made from Purchase Payments. In addition, there are deductions from and expenses paid out of the assets of the Portfolios that are described in the Portfolio prospectus. For information on the optional benefits fees, see "VI. Optional Benefits."

WITHDRAWAL CHARGES

If you make a withdrawal from your Contract during the Accumulation Period, we may assess a withdrawal charge. The amount of this charge will depend on the number of years that have passed since we received your Purchase Payments, and the charge structure you select. The Contract allows you to choose one of the following prior to issuance:

      - Venture(R) Frontier - the Contract imposes a charge on each withdrawal of Purchase Payments (net of the "free Withdrawal Amount" described below) equal to 8%, 7%, 6%, 5%, 4%, 3%, and 2%, in the years after payment and reducing after year seven to 0%; or

      - Venture(R) Frontier with Flex Access - this option imposes a withdrawal charge equal to 8%, 7%, 6% and 5% in the years after payment and reducing after year four to 0%, and an additional asset-based 0.50% distribution charge for the first four Contract Years.

You can choose the charge structure that best meets your needs based on your specific circumstances and preferences. You select at issue either the Venture(R) Frontier charge schedule or the Venture(R) Frontier with Flex Access option and, once made, your selection may not be revoked. We do not assess a withdrawal charge with respect to i) earnings accumulated in the Contract, ii) certain other "free Withdrawal Amounts" described below, iii) distributions required to satisfy federal income tax minimum distribution requirements, or iv) Purchase Payments that have been in the Contract more than 7 complete Contract Years (4 complete Contract Years under the Flex Access option). In no event may the total withdrawal charges exceed 8% of the amount invested.

We first allocate a withdrawal to accumulated earnings as described below, next to any "free Withdrawal Amount" in excess of accumulated earnings and finally to "unliquidated Purchase Payments" (i.e., the amount of all Purchase Payments in the Contract net of any withdrawals in excess of earnings that have been taken to date). We do not impose a withdrawal charge on amounts allocated to a free Withdrawal Amount. In any Contract Year, the free Withdrawal Amount for that year is the greater of:

      - 10% of total Purchase Payments (less all prior withdrawals in that Contract Year); and

      - the accumulated earnings of the Contract (i.e., the excess of the Contract Value on the date of withdrawal over unliquidated Purchase Payments).

Withdrawals of up to the free Withdrawal Amount may be withdrawn without the imposition of a withdrawal charge. If the amount of a withdrawal exceeds the accumulated earnings, the excess will be allocated to Purchase Payments which will be liquidated on a first-in first-out basis. On any withdrawal request, we will liquidate Purchase Payments equal to the amount of the withdrawal request which exceeds the accumulated earnings in the order the Purchase Payments were made: the oldest unliquidated Purchase Payment first, the next Purchase Payment second, etc., until all Purchase Payments have been liquidated.

Upon a full surrender of a Contract, we will liquidate the excess of all unliquidated Purchase Payments over the accumulated earnings for purposes of calculating the withdrawal charge.

Each Purchase Payment or portion thereof in excess of the Free Withdrawal Amount that is liquidated in connection with a withdrawal request is subject to a withdrawal charge based on the length of time the Purchase Payment has been in the Contract and the charge structure you selected at issue. We calculate the amount of the withdrawal charge by multiplying the amount of the Purchase Payment being liquidated by the applicable withdrawal charge percentage shown below.

                             WITHDRAWAL CHARGE (1)
                     (as a percentage of Purchase Payments)

                      JOHN HANCOCK USA AND JOHN HANCOCK NY

                                                            VENTURE(R) FRONTIER
                  VENTURE(R) FRONTIER (2)                    WITH FLEX ACCESS (2)
                  ----------------------                    --------------------
  First Year              8%                First Year             8%
 Second Year              7%               Second Year             7%
  Third Year              6%                Third Year             6%
 Fourth Year              5%               Fourth Year             5%
  Fifth Year              4%                Thereafter             0%
  Sixth Year              3%
Seventh Year              2%
  Thereafter              0%

(1) This charge is taken upon withdrawal or surrender within the specified period of years measured from the date of each Purchase Payment. The total withdrawal charge will be the sum of the withdrawal charges for the Purchase Payments being liquidated.

(2) The Flex Access option also has an asset-based distribution charge. Please see "Asset Based Charges" below.

We deduct from the amount paid to the Contract Owner as a result of the withdrawal, any applicable withdrawal charge, Contract and Rider fees and any taxes. In the case of a withdrawal, the amount requested from an Investment Account may not exceed the value of that Investment Account less any applicable fees and charges.

There is generally no withdrawal charge on distributions made as a result of the death of the Contract Owner or, if applicable, the Annuitant, and we impose no withdrawal charges on the Annuity Commencement Date if the Contract Owner annuitizes as provided in the Contract.

Withdrawal charges help to compensate us for the cost of selling the Contracts. The amount of the charges in any Contract Year does not specifically correspond to sales expenses for that year. We expect to recover our total sales expenses over the life of the Contracts. To the extent that the withdrawal charges do not cover total sales expenses, the sales expenses may be recovered from other sources, including gains from the asset-based risk charge and other gains with respect to the Contracts or from our general assets. Similarly, administrative expenses not fully recovered by the administration fee may also be recovered from such other sources.

For examples of calculation of the withdrawal charge, see Appendix A: "Examples of Calculation of Withdrawal Charge."

Waiver of Applicable Withdrawal Charge - Confinement to Eligible Nursing Home (John Hancock USA Contracts only; not available in all states)

In states where approved, any applicable withdrawal charge will be waived on a withdrawal after the "Benefit Eligibility Date" and prior to the Maturity Date if all of the following apply:

      - the Owner has been confined to an "Eligible Medical Care Facility" for at least 90 days (the waiver does not apply to the confinement of any Annuitant unless the Owner is a non-natural person);

      - the confinement began after the Contract Date, or after the change to or addition of any Owner for that Owner;

      -     confinement was prescribed by a "Physician";

      - confinement was medically necessary in the judgment of the "Physician";

      - both the Owner and the Annuitant are alive as of the date we pay the proceeds of such withdrawal; and

      - the request for a withdrawal and "Due Proof of Confinement" are received by us, in Good Order, during confinement or no later than 90 days after discharge unless it was not reasonably possible to provide proof within this time period and proof is provided as soon as reasonably possible thereafter.

The "Benefit Eligibility Date" is the 12 months after the Contract Date for any Owner at issue of the Contract and 12 months after any change or addition of an Owner for that new Owner.

An "Eligible Medical Care Facility" is a licensed "Nursing Home" or "Hospital" providing medically necessary inpatient care that is prescribed in writing by a "Physician" and is based on physical limitations which requires daily living in an institutional setting. A "Nursing Home" is a facility which: (a) is located in the United States or its territories; (b) is licensed by the jurisdiction in which it located; and (c) provides custodial care under the supervision of a registered nurse (R.N.). A "Hospital" is a facility which: (a) is located in the United States or its territories; (b) is licensed as a Hospital by the jurisdiction in which it is located; (c) is supervised by a staff of "Physicians"; (d) provides nursing services 24 hours a day by, or under the supervision of, a registered nurse (R.N.); (e) operates primarily for the care and treatment of sick or injured persons as inpatients for a charge; and (f) has access to medical, diagnostic and major surgical facilities.

A "Physician" is a person other than you, the Annuitant(s) or a member of your or the Annuitant's families who is a licensed medical doctor (M.D.) or a licensed doctor of osteopathy (D.O.), practicing within the scope of that license.

"Due Proof of Confinement" is a letter signed by a Physician containing: (a) the date the Owner was confined, (b) the name and location of the Eligible Medical Care Facility, (c) a statement that the confinement was medically necessary in the judgment of the Physician, and (d) if applicable, the date the Owner was released from the Eligible Medical Care Facility.

THE WAIVER DESCRIBED ABOVE IS NOT AVAILABLE IN ALL STATES AND CERTAIN TERMS MAY VARY DEPENDING ON THE STATE OF ISSUE AS NOTED IN YOUR CONTRACT. WITHDRAWALS MAY BE TAXABLE AND IF MADE PRIOR TO AGE 59 1/2 MAY BE SUBJECT TO A 10% PENALTY TAX (SEE "VIII. FEDERAL TAX MATTERS"). YOU SHOULD CONSULT WITH YOUR OWN QUALIFIED TAX ADVISOR BEFORE REQUESTING THE WAIVER.

There are or may be situations other than those described above or elsewhere in the Prospectus (see, e.g., "Reduction or Elimination of Charges and Deductions," below) that merit waiver of withdrawal charges, which we may consider on a case-by-case basis.

ANNUAL CONTRACT FEE

We will deduct each year an annual Contract fee of $50 as partial compensation for the cost of providing all administrative services attributable to the Contracts and the operations of the Separate Accounts and the Company in connection with the Contracts. However, if you are registered for electronic delivery of your transaction confirmations, we will waive the annual Contract fee. Please contact the John Hancock Annuities Service Center at the applicable telephone number or Internet address shown on page ii of this Prospectus for more information on electronic transactions.

During the Accumulation Period, this administration fee is deducted on the Contract Anniversary. It is withdrawn from each Investment Option in the same proportion that the value of such Investment Option bears to the Contract Value. If the entire Contract Value is withdrawn on a day other than the Contract Anniversary, the $50 Contract fee will be deducted from the amount paid. During the Pay-out Period, the fee is deducted on a pro rata basis from each annuity payment.

ASSET-BASED CHARGES

We deduct asset-based charges daily to compensate us primarily for our administrative and distribution expenses, and for the mortality and expense risks we assume under the Contracts.

Administration Fee

We allocate a portion of the asset-based charges, as shown in "III. Fee Tables," to help cover our administrative expenses. We deduct from each of the Subaccounts a daily charge, at an annual effective rate of 0.15% of the value of each corresponding Variable Investment Option, to reimburse us for administrative expenses. The charge will be reflected in the Contract Value as a proportionate reduction in the value of each Variable Investment Option. Even though administrative expenses may increase, we guarantee that the amount of the administration fees will not increase as a result.

Mortality and Expense Risks Fee

The mortality risk we assume is the risk that Annuitants may live for a longer period of time than we estimate. We assume this mortality risk by virtue of annuity payment rates incorporated into the Contract which cannot be changed. This assures each Annuitant that his or her longevity will not have an adverse effect on the amount of annuity payments. We also assume mortality risks in connection with our guarantee that, if the Contract Owner dies during the Accumulation Period, we will pay a death benefit (see "V. Description of the Contract - Accumulation Period Provisions - Death Benefit During Accumulation Period"). The expense risk we assume is the risk that the administration charges, distribution charge, or withdrawal charge may be insufficient to cover actual expenses.

To compensate us for assuming these risks, we deduct from each of the Subaccounts, as a percentage of the value of the Variable Investment Options, a daily charge at the annual effective rate of 1.00%.

Under each plan, the rate of the mortality and expense risks charge cannot be increased. The charge was established to continue for the duration of the contractual obligations consistent with pooling of risks, the persistency of certain risks, and the unpredictability of the time and nature of their occurrence. The charge is assessed on all active Contracts, including Contracts continued by a Beneficiary upon the death of the Contract Owner or continued under any annuity option payable on a variable basis. If the charge is insufficient to cover the actual cost of the mortality and expense risks assumed, we will bear the loss. Conversely, if the charge proves more than sufficient, the excess will be profit to us and will be available for any proper corporate purpose including, among other things, payment of distribution expenses. In cases where no death proceeds are payable (e.g., for Contracts continued by a

Beneficiary upon the death of the Owner), or under the Period Certain Only Annuity Option, if you elect benefits payable on a variable basis, we continue to assess the Contractual mortality and expense risks charge, although we bear only the expense risk and not any mortality risk.

Distribution Fee
(Contracts with the Flex Access option only)

If you select the Flex Access withdrawal charge option, we make an additional asset-based charge for the first four Contract Years, as shown in "III. Fee Tables," to cover our distribution expenses. We deduct a daily charge, at an annual effective rate of 0.50% of the value of each Variable Investment Option, from each corresponding Subaccount to reimburse us for distribution expenses. The charge will be reflected in the Contract Value as a proportionate reduction in the value of each Variable Investment Option. Even though distribution expenses may increase, we guarantee that the amount of the distribution fees will not increase as a result.

Although we charge a Distribution Fee on Contracts with the Flex Access option, we also reduce the rate and time period applicable to withdrawals for such Contracts. The table below illustrates the applicable Distribution Fee and withdrawal charges under the Flex Access option.

FLEX ACCESS ANNUAL SEPARATE ACCOUNT           CONTRACT   CONTRACT   CONTRACT   CONTRACT   CONTRACT
EXPENSES                                       YEAR 1     YEAR 2     YEAR 3     YEAR 4    YEARS 5+
(as a percentage of average Contract Value)
-------------------------------------------   --------   --------   --------   --------   --------
Mortality and Expense Risks Fee                  1.00%     1.00%       1.00%     1.00%       1.00%
Administration Fee (asset-based)                 0.15%     0.15%       0.15%     0.15%       0.15%
Distribution Fee (asset-based)                   0.50%     0.50%       0.50%     0.50%       0.00%
                                               ------    ------      ------     -----      ------

TOTAL ANNUAL SEPARATE ACCOUNT EXPENSES           1.65%     1.65%       1.65%     1.65%       1.15%
(With No Optional Riders Reflected)

FLEX ACCESS WITHDRAWAL CHARGE                 CONTRACT   CONTRACT   CONTRACT   CONTRACT   CONTRACT
SCHEDULE                                       YEAR 1     YEAR 2     YEAR 3     YEAR 4    YEARS 5-7
                                              --------   --------   --------   --------   ---------
                                                    8%         7%         6%         5%          0%

REDUCTION OR ELIMINATION OF CHARGES AND DEDUCTIONS
(John Hancock USA Contracts only; not available in New York)

We may reduce or eliminate the amount of withdrawal charges or any administrative charge or other deductions from Purchase Payments for certain Contracts where permitted by state law. These Contracts would involve sales that are made to individuals or to a group of individuals in a manner that results in savings of sales or maintenance expenses or that we expect may result in reduction of other risks that are normally associated with the Contracts. We will determine entitlement to such a reduction in the charges or deductions in the following manner:

      - We will consider the size and type of group to which sales are to be made. Generally, per-Contract sales expenses for a larger group are smaller than for a smaller group because of the ability to implement large numbers of Contracts with fewer sales contacts.

      - We will consider the total amount of Purchase Payments to be received. Per-dollar sales expenses are likely to be less on larger Purchase Payments than on smaller ones.

      - We will consider the nature of the group or class for which the Contracts are being purchased including the expected persistency, mortality or morbidity risks associated with the group or class of Contracts.

      - We will consider any prior or existing relationship with us. Per-Contract sales expenses are likely to be less when there is a prior or existing relationship because of the likelihood of implementing the Contract with fewer sales contacts.

      - We will consider the level of commissions paid to selling broker-dealers. Certain broker-dealers may offer the Contract in connection with financial planning programs offered on a fee-for-service basis. In view of the financial planning fees, such broker-dealers may elect to receive lower commissions for sales of the Contracts, thereby reducing our sales expenses.

      - There may be other circumstances of which we are not presently aware, which could result in reduced expenses.

If after consideration of the foregoing factors, we determine that there will be a reduction in expenses, we will provide a reduction in the charges or deductions. In no event will we permit reduction or elimination of the charges or deductions where that reduction or elimination will be unfairly discriminatory to any person. We reserve the right to modify, suspend or terminate any reductions or waivers of sales charges at any time. For further information, contact your registered representative.

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

PREMIUM TAXES

We will charge you for premium taxes to the extent we incur them and reserve the right to charge you for new taxes we may incur.

We make deductions for any applicable premium or similar taxes. Currently, certain local jurisdictions assess a tax of up to 4% of each Purchase Payment.

In most cases, and subject to applicable state law, we deduct a charge in the amount of the tax from the total value of the Contract only at the time of annuitization, death, surrender, or withdrawal. We reserve the right, however, to deduct the charge from each Purchase Payment at the time it is made. We compute the amount of the charge by multiplying the applicable premium tax percentage by the amount you are withdrawing, surrendering, annuitizing or applying to a death benefit.

                      PREMIUM TAX RATE (1)
STATE OR            QUALIFIED    NONQUALIFIED
TERRITORY           CONTRACTS      CONTRACTS
CA                    0.50%         2.35%
GUAM                  4.00%         4.00%
ME (2)                0.00%         2.00%
NV                    0.00%         3.50%
PR                    1.00%         1.00%
SD (2)                0.00%         1.25%(3)
TX (4)                0.04%         0.04%
WV                    1.00%         1.00%
WY                    0.00%         1.00%

(1)   Based on the state of residence at the time the tax is assessed.

(2)   We pay premium tax upon receipt of Purchase Payment.

(3)   0.80% on Purchase Payments in excess of $500,000.

(4)   Referred to as a "maintenance fee."

                            VIII. Federal Tax Matters

INTRODUCTION

The following discussion of the federal income tax treatment of the Contract is not exhaustive, does not purport to cover all situations, and is not intended as tax advice. The federal income tax treatment of an annuity contract is unclear in certain circumstances, and you should consult a qualified tax advisor with regard to the application of the law to your circumstances. This discussion is based on the Code, Treasury Department regulations, and Internal Revenue Service ("IRS") rulings and interpretations existing on the date of this Prospectus. These authorities, however, are subject to change by Congress, the Treasury Department and judicial decisions.

This discussion does not address state or local tax consequences associated with the purchase of a Contract. IN ADDITION, WE MAKE NO GUARANTEE REGARDING ANY TAX TREATMENT -- FEDERAL, STATE, OR LOCAL -- OF ANY CONTRACT OR OF ANY TRANSACTION INVOLVING A CONTRACT.

OUR TAX STATUS

We are taxed as a life insurance company. Under current tax law rules, we include the investment income (exclusive of capital gains) of a Separate Account in our taxable income and take deductions for investment income credited to our "policyholder reserves." We are also required to capitalize and amortize certain costs instead of deducting those costs when they are incurred. We do not currently charge a Separate Account for any resulting income tax costs. We also claim certain tax credits or deductions relating to foreign taxes paid and dividends received by the Portfolios. These benefits can be material. We do not pass these benefits through to a Separate Account, principally because: (i) the deductions and credits are allowed to the Company and not the Contract owners under applicable tax law; and (ii) the deductions and credits do not represent investment return on Separate Account assets that is passed through to Contract owners.

The Contracts permit us to deduct a charge for any taxes we incur that are attributable to the operation or existence of the Contracts or a Separate Account. Currently, we do not anticipate making a charge for such taxes. If the level of the current taxes increases, however, or is expected to increase in the future, we reserve the right to make a charge in the future. (Please note that this discussion applies to federal income tax but not to any state or local taxes.)

SPECIAL CONSIDERATIONS FOR OPTIONAL BENEFITS

At present, the IRS has not provided guidance as to the tax treatment of charges for optional benefits to an annuity contract. The IRS might take the position that each charge associated with these optional benefits is deemed a withdrawal from the contract subject to current income tax to the extent of any gains and, if applicable, the 10% penalty tax for premature withdrawals. We do not currently report charges for optional benefits as withdrawals, but we may do so in the future if we believe that the IRS would require us to report them as such.

When you take a withdrawal under a Nonqualified Contract, it ordinarily is taxable only to the extent it does not exceed gain in the Contract, if any, at the time of the withdrawal. Under current IRS guidance, we expect to determine gain on a withdrawal, including withdrawals during the "Settlement Phase" of an IPFL 6.11 Series Rider, using the Contract Value. See "VI. Optional Benefits" for a description of the IPFL 6.11 Series Riders available under the Contracts. It is possible, however, that the IRS may take the position that the value of amounts guaranteed to be available in the future should also be taken into account in computing the taxable portion of a withdrawal. In that event, you may be subject to a higher amount of tax on a withdrawal.

Please see "Qualified Contracts - Conversions and Rollovers to Roth IRAs" below for additional information on the tax impact of optional benefit Riders on a conversion to a Roth IRA.

If you purchased a Qualified Contract with an optional death benefit or other optional benefit Rider, the presence of these benefits may increase the amount of any required minimum distributions under the requirements of your Qualified Plan. See "Qualified Contracts" below.

Any annuity payments that you receive under an Annuity Option, including Annuity Options that only are available when you elect a IPFL 6.11 Series Rider, will be taxed in the manner described in "Taxation of Annuity Payments" below.

You should consult a qualified tax advisor for information on any optional benefit Riders.

CHARITABLE REMAINDER TRUSTS

This federal tax discussion does not address tax consequences of a Contract used in a charitable remainder trust. The tax consequences of charitable remainder trusts may vary depending on the particular facts and circumstances of each individual case. Additionally, the tax rules governing charitable remainder trusts, or the taxation of a Contract used with a charitable remainder trust, may be subject to change by legislation, regulatory changes, judicial decrees or other means. You should consult competent legal or tax counsel regarding the tax treatment of a charitable remainder trust before purchasing a Contract for use within it.

NONQUALIFIED CONTRACTS
(Contracts Not Purchased to Fund an Individual Retirement Account or Other Qualified Plan)

Aggregation of Contracts

In certain circumstances, the IRS may determine the portion of an annuity payment or a withdrawal from a contract that is includible in income by combining some or all of the annuity contracts owned by an individual which are not issued in connection with a Qualified Plan.

For example, if you purchase two or more deferred annuity contracts from the same insurance company (or its affiliates) during any calendar year, all such contracts will be treated as one contract for purposes of determining whether any payment not received as an annuity (including withdrawals prior to the Maturity Date) is includible in income. Thus, if during a calendar year you buy two or more of the Contracts offered by this Prospectus (which might be done, for example, in order to purchase different guarantees and/or benefits under different contracts), all of such Contracts would be treated as one Contract in determining whether withdrawals from any of such Contracts are includible in income. The IRS may also require aggregation in other circumstances and you should consult a qualified tax advisor if you own or intend to purchase more than one annuity contract.

The effects of such aggregation are not always clear and depend on the circumstances. However, aggregation could affect the amount of a withdrawal that is taxable and the amount that might be subject to the 10% penalty tax described below.

Exchanges of Annuity Contracts

We may issue the Contract in exchange for all or part of another annuity contract that you own. Such an exchange will be tax free if certain requirements are satisfied. If the exchange is tax free, your investment in the Contract immediately after the exchange will generally be the same as that of the annuity contract exchanged, increased by any Additional Purchase Payment made as part of the exchange. Your Contract Value immediately after the exchange may or may not exceed your investment in the Contract. Any excess may be includible in income should amounts subsequently be withdrawn or distributed from the Contract (e.g., as a partial surrender, full surrender, annuity payment, or death benefit).

If you exchange part of an existing contract for the Contract, and within 12 months of the exchange you receive a payment (e.g., you make a withdrawal) from either contract, the exchange may not be treated as a tax-free exchange. Rather, the exchange may be treated as if you had made a partial surrender from the existing contract and then purchased the Contract. In these circumstances, some or all of the amount exchanged into the Contract could be includible in your income and subject to a 10% penalty tax. There are various circumstances in which a partial exchange followed by receipt of a payment within 12 months of the exchange is unlikely to affect the tax free treatment of the exchange. You should consult with your own qualified tax advisor in connection with an exchange of all or part of an annuity contract for the Contract, especially if you make a withdrawal from either contract within 12 months after the exchange.

Loss of Interest Deduction Where Contracts are Held by or for the Benefit of Certain Non-Natural Persons

In the case of Contracts issued after June 8, 1997 to a non-natural taxpayer (such as a corporation or a trust), or held for the benefit of such an entity, a portion of otherwise deductible interest may not be deductible by the entity, regardless of whether the interest relates to debt used to purchase or carry the Contract. However, this interest deduction disallowance does not affect Contracts where the income on such Contracts is treated as ordinary income that is received or accrued by the Owner during the taxable year. Entities that are considering purchasing the Contract, or entities that will be beneficiaries under the Contract, should consult a qualified tax advisor.

Undistributed Gains

Except where the Owner is not an individual, we expect our Contracts to be considered annuity contracts under section 72 of the Code. This means that, ordinarily, you pay no federal income tax on any gains in your Contract until we actually make a distribution to you or you assign or pledge an interest in your Contract.

However, a Contract held by an Owner other than a natural person (for example, a corporation, partnership, limited liability company, trust, or other such entity) does not generally qualify as an annuity contract for tax purposes. Any increase in value therefore would constitute ordinary taxable income to such an Owner in the year earned. Notwithstanding this general rule, a Contract will ordinarily be treated as held by a natural person if the nominal Owner is a trust or other entity which holds the Contract as an agent for a natural person.

Taxation of Annuity Payments

When we make payments under a Contract in the form of an annuity, normally a portion of each annuity payment is taxable as ordinary income. The taxable portion of an annuity payment is equal to the excess of the payment over the exclusion amount.

In the case of variable annuity payments, the exclusion amount is the investment in the Contract when payments begin to be made divided by the number of payments expected to be made (taking into account the Annuitant's life expectancy and the form of annuity benefit selected). In the case of Fixed Annuity payments, the exclusion amount is based on the investment in the Contract and the total expected value of Fixed Annuity payments for the term of the Contract (determined under Treasury Department regulations). In general, your investment in the Contract equals the aggregate amount of premium payments you have made over the life of the Contract, reduced by any amounts previously distributed from the Contract that were not subject to tax. (A simplified method of determining the taxable portion of annuity benefit payments applies to Contracts issued in connection with certain Qualified Plans other than IRAs.)

Once you have recovered your total investment in the Contract tax free, further annuity payments will be fully taxable. If annuity payments cease because the Annuitant dies before all of the investment in the Contract is recovered, the unrecovered amount generally will be allowed as a deduction on the Annuitant's last tax return or, if there is a beneficiary entitled to receive further payments, will be distributed to the Beneficiary as described more fully below under "Taxation of Death Benefit Proceeds."

Surrenders, Withdrawals and Death Benefits

When we make a single sum payment consisting of the entire value of your Contract, you have ordinary taxable income to the extent the payment exceeds your investment in the Contract (discussed above). Such a single sum payment can occur, for example, if you surrender your Contract before the Maturity Date or if no extended payment option is selected for a death benefit payment.

When you take a withdrawal from a Contract before the Maturity Date (or Annuity Commencement Date if earlier), including a payment under a systematic withdrawal plan or guaranteed minimum withdrawal benefit, all or part of the payment may constitute taxable ordinary income to you. If, on the date of withdrawal, the total value of your Contract exceeds the investment in the Contract, the excess will be considered gain and the withdrawal will be taxable as ordinary income up to the amount of such gain. Taxable withdrawals may also be subject to a penalty tax for premature withdrawals as explained below. When there is no gain included in the Contract's value and only the investment in the Contract remains, any subsequent withdrawal made before the Maturity Date will be a tax-free return of investment, until you have recovered your entire investment in the Contract. Any additional withdrawals based upon a Rider guarantee will be subject to income tax. If you assign or pledge any part of your Contract Value, the value so pledged or assigned is taxed the same way as if it were a withdrawal.

For purposes of determining the amount of taxable income resulting from a single sum payment or a withdrawal, all nonqualified annuity contracts issued by us or our affiliates to the Owner within the same calendar year will be treated as if they were a single contract.

There may be special income tax issues present in situations where the Owner and the Annuitant are not the same person and are not married to each other. A qualified tax advisor should be consulted in those situations.

Taxation of Death Benefit Proceeds

All or part of any death benefit proceeds may constitute a taxable payout of earnings. A death benefit payment generally results in taxable ordinary income to the extent there is gain in the Contract.

Amounts may be distributed from a Contract because of the death of an Owner or the Annuitant. During the Accumulation Period, death benefit proceeds are includible in income as follows:

      - if distributed in a single sum payment under our current administrative procedures, they are taxed in the same manner as a full withdrawal, as described above; or

      - if distributed under an Annuity Option, they are taxed in the same manner as annuity payments, as described above; or

      - if distributed as a series of withdrawals over the Beneficiary's life expectancy, they are taxable to the extent there is gain in the Contract.

After a Contract matures and annuity payments begin, if the Contract guarantees payments for a stated period and the Owner dies before the end of that period, payments made to the Beneficiary for the remainder of that period are includible in the Beneficiary's income as follows:

      - if received in a single sum under our current administrative procedures, they are includible in income to the extent that they exceed the unrecovered investment in the Contract at that time; or

      - if distributed in accordance with an existing Annuity Option other than the Period Certain Only Annuity Option, they are fully excludible from income until the remaining investment in the Contract has been recovered, and all annuity benefit payments thereafter are fully includible in income; or

      - if distributed in accordance with an existing Period Certain Only Annuity Option, the payments are taxed the same as the annuity payments made before death. A portion of each annuity payment is includible in income and the remainder is excluded from income as a return of the investment in the Contract.

Penalty Tax on Premature Distributions

There is a 10% penalty tax on the taxable portion of any payment from a Nonqualified Contract. Exceptions to this penalty tax include distributions:

      - received on or after the date on which the Contract Owner reaches age 59 1/2;

      - attributable to the Contract Owner becoming disabled (as defined in the tax law);

      - made to a Beneficiary on or after the death of the Contract Owner or, if the Contract Owner is not an individual, on or after the death of an Annuitant;

      - made as a series of substantially equal periodic payments for the life (or life expectancy) of the Owner or for the joint lives (or joint life expectancies) of the Owner and designated individual Beneficiary;

      -     made under a single-premium immediate annuity contract; or

      - made with respect to certain annuities issued in connection with structured settlement agreements.

Note that when a series of substantially equal periodic payments (Life Expectancy Distribution) is used to avoid the penalty, if the Contract Owner then modifies the payment pattern (other than by reason of death or disability) before the LATER of the Contract Owner's attaining age 59 1/2 and the passage of five years after the date of the first payment, such modification may cause retroactive imposition of the penalty plus interest on it.

Diversification Requirements

Your Contract will not qualify for the tax benefits of an annuity contract unless the Separate Account follows certain rules requiring diversification of investments underlying the Contract. In addition, the rules require that the Contract Owner not have "investment control" over the underlying assets.

In certain circumstances, the owner of a variable annuity contract may be considered the owner, for federal income tax purposes, of the assets of the separate account used to support the contract. In those circumstances, income and gains from the separate account assets would be includible in the Contract Owner's gross income. The IRS has stated in published rulings that a variable contract owner will be considered the owner of separate account assets if the contract owner possesses incidents of ownership in those assets, such as the ability to exercise investment control over the assets. A Treasury Decision issued in 1986 stated that guidance would be issued in the form of regulations or rulings on the "extent to which Policyholders may direct their investments to particular subaccounts of a separate account without being treated as owners of the underlying assets." As of the date of this Prospectus, no comprehensive guidance on this point has been issued. In Rev. Rul. 2003-91, however, the IRS ruled that a contract holder would not be treated as the owner of assets underlying a variable annuity contract despite the owner's ability to allocate funds among as many as twenty subaccounts.

The ownership rights under your Contract are similar to, but different in certain respects from, those described in IRS rulings in which it was determined that contract owners were not owners of separate account assets. Since you have greater flexibility in allocating premiums and Contract Values than was the case in those rulings, it is possible that you would be treated as the owner of your Contract's proportionate share of the assets of the Separate Account.

We do not know what future Treasury Department regulations or other guidance may require. We cannot guarantee that an underlying Portfolio will be able to operate as currently described in its prospectus, or that a Portfolio will not have to change any of its investment objectives or policies. We have reserved the right to modify your Contract if we believe doing so will prevent you from being considered the owner of your Contract's proportionate share of the assets of the Separate Account, but we are under no obligation to do so.

Health Care and Education Reconciliation Act of 2010

On March 30, 2010, President Barack Obama signed the Health Care and Education Reconciliation Act of 2010 (the "Act") into law. The Act contains provisions for a new Medicare tax to be imposed at a maximum rate of 3.8% in taxable years beginning in 2013. The tax will be imposed on an amount equal to the lesser of
(a) "net investment income" or (b) the excess of the taxpayer's modified adjusted gross income over a specified income threshold ($250,000 for married couples filing jointly, $125,000 for married couples filing separately, and $200,000 for everyone else). "Net investment income," for these purposes, includes the excess (if any) of gross income from annuities, interest, dividends, royalties and rents, and certain net gain, over allowable deductions, as such terms are defined in the Act or as may be defined in future Treasury Regulations or IRS guidance. The term "net investment income" does not include any distribution from a plan or arrangement described in Code sections 401(a), 403(a), 403(b), 408 (i.e., IRAs), 408A (i.e., Roth IRAs) or 457(b).

You should consult a qualified tax advisor for further information about the impact of the Act on your individual circumstances.

Puerto Rico Nonqualified Contracts

IF YOU ARE A RESIDENT OF PUERTO RICO, YOU SHOULD CONSULT A QUALIFIED TAX ADVISOR BEFORE PURCHASING AN ANNUITY CONTRACT. Distributions from Puerto Rico annuity contracts issued by us are subject to federal income taxation, withholding and reporting requirements as well as Puerto Rico tax laws. Both jurisdictions impose a tax on distributions. Under federal requirements, distributions are deemed to be income first. Under the Puerto Rico tax laws, however, distributions from a Contract not purchased to fund a Qualified Plan ("Nonqualified Contract") are generally treated as a nontaxable return of principal until the principal is fully recovered. Thereafter, all distributions under a Nonqualified Contact are fully taxable. Puerto Rico does not currently impose an early withdrawal penalty tax. The Code, however, does impose such a penalty and bases it on the amount that is taxable under federal rules.

Distributions under a Nonqualified Contract after annuitization are treated as part taxable income and part nontaxable return of principal. After annuitization, the annual amount excluded from gross income under Puerto Rico tax law is equal to the amount of the distribution in excess of 3% of the total Purchase Payments paid, until an amount equal to the total Purchase Payments paid has been excluded. Thereafter, the entire distribution from a Nonqualified Contract is included in gross income. For federal income tax purposes, however, the portion of each annuity payment that is subject to tax is computed on the basis of investment in the Contract and the Annuitant's life expectancy. Generally Puerto Rico does not require income tax to be withheld from distributions of income from annuity contracts. Although Puerto Rico allows a credit against its income tax for taxes paid to the federal government, you may not be able to use the credit fully.

QUALIFIED CONTRACTS
(Contracts Purchased to Fund an Individual Retirement Account or Other Qualified
Plan)

The Contracts are also available for use in connection with certain types of retirement plans that receive favorable treatment under the Code ("Qualified Plans"). Numerous special tax rules apply to the participants in Qualified Plans and to the Contracts used in connection with these plans. We provide a brief description of types of Qualified Plans in Appendix B of this Prospectus and in the SAI, but make no attempt to provide more than general information about use of the Contracts with the various types of Qualified Plans in this Prospectus. We may limit the availability of the Contracts to certain types of Qualified Plans and may discontinue making Contracts available to any Qualified Plan in the future. If you intend to use a Contract in connection with a Qualified Plan you should consult a qualified tax advisor.

We have no responsibility for determining whether a particular retirement plan or a particular contribution to the plan satisfies the applicable requirements of the Code, or whether a particular employee is eligible for inclusion under a plan. In general, the Code imposes limitations on the amount of annual compensation that can be contributed into a Qualified Plan and contains rules to limit the amount you can contribute to all of your Qualified Plans. Trustees and administrators of Qualified Plans may, however, generally invest and reinvest existing plan assets without regard to such Code imposed limitations on contributions. Certain distributions from Qualified Plans may be transferred directly to another plan, unless funds are added from other sources, without regard to such limitations.

The tax rules applicable to Qualified Plans vary according to the type of plan and the terms and conditions of the plan itself. For example, for both withdrawals and annuity benefit payments under certain Qualified Contracts, there may be no "investment in the Contract" and the total amount received may be taxable. Both the amount of the contribution that may be made and the tax deduction or exclusion that you may claim for that contribution are limited under Qualified Plans. Under the tax rules, the Owner and the Annuitant may not be different individuals if a Contract is used in connection with a Qualified Plan. If a co-Annuitant is named, all distributions made while the Annuitant is alive must be made to the Annuitant. Also, if a co-Annuitant is named who is not the Annuitant's spouse, the Annuity Options which are available may be limited, depending on the difference in ages between the Annuitant and co-Annuitant. Additionally, for Contracts issued in connection with Qualified Plans subject to the Employee Retirement Income Security Act of 1974 (ERISA), the spouse or ex-spouse of the Owner will have rights in the Contract. In such a case, the Owner may need the consent of the spouse or ex-spouse to change Annuity Options or make a withdrawal from the Contract.

Required Minimum Distributions

Treasury Department regulations prescribe required minimum distribution ("RMD") rules governing the time at which distributions to the Owner and beneficiaries must commence and the form in which the distributions must be paid. These special rules may also require the length of any guarantee period to be limited. They also affect the restrictions that the Owner may impose on the timing and manner of payment of death benefits to beneficiaries or the period of time over which a Beneficiary may extend payment of the death benefits under the Contract. In addition, the presence of the death benefit or a benefit provided under an optional rider may affect the amount of the required minimum distributions that must be made under the Contract. Failure to comply with RMD requirements will result in the imposition of an excise tax, generally 50% of the amount by which the amount required to be distributed exceeds the actual distribution. In the case of IRAs (other than Roth IRAs), distributions of minimum amounts (as specified in the tax law) to the Owner must generally commence by April 1 of the calendar year following the calendar year in which the Owner attains age 70 1/2. In the case of certain other Qualified Plans, such distributions of such minimum amounts must generally commence by the later of this date or April 1 of the calendar year following the calendar year in which the employee retires.

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

Distributions made under certain Qualified Plans, including IRAs and Roth IRAs, after the Owner's death must also comply with RMD requirements, and different rules governing the timing and the manner of payments apply, depending on whether the designated Beneficiary is an individual and, if so, the Owner's spouse, or an individual other than the Owner's spouse. If you wish to impose restrictions on the timing and manner of payment of death benefits to your designated beneficiaries or if your Beneficiary wishes to extend over a period of time the payment of the death benefits under your Contract, please consult your own qualified tax advisor.

Penalty Tax on Premature Distributions

There is also a 10% penalty tax on the taxable amount of any payment from certain Qualified Contracts (but not section 457 plans). (The amount of the penalty tax is 25% of the taxable amount of any payment received from a SIMPLE retirement account during the 2-year period beginning on the date the individual first participated in any qualified salary reduction arrangement maintained by the individual's employer.) There are exceptions to this penalty tax which vary depending on the type of Qualified Plan. In the case of an Individual Retirement Annuity or an IRA, including a SIMPLE IRA, the penalty tax does not apply to a payment:

      - received on or after the date on which the Contract Owner reaches age 59 1/2;

      - received on or after the Owner's death or because of the Owner's disability (as defined in the tax law); or

      - made as a series of substantially equal periodic payments (not less frequently than annually) for the life (or life expectancy) of the Owner or for the joint lives (or joint life expectancies) of the Owner and "designated beneficiary" (as defined in the tax law).

Note that when a series of substantially equal periodic payments is used to avoid the penalty, if the Contract Owner then modifies the payment pattern (other than by reason of death or disability) before the LATER of the Contract Owner's attaining age 59 1/2 or the passage of five years after the date of the first payment, such modification may cause retroactive imposition of the penalty plus interest on it.

These exceptions generally apply to taxable distributions from other Qualified Plans (although, in the case of plans qualified under sections 401 and 403 of the Code, the exception for substantially equal periodic payments applies only if the Owner has had a severance from employment). In addition, the penalty tax does not apply to certain distributions from IRAs that are used for first time home purchases or for higher education expenses, or for distributions made to certain eligible individuals called to active duty after September 11, 2001. Special conditions must be met to qualify for these three exceptions to the penalty tax. If you wish to take a distribution from an IRA for these purposes, you should consult your own qualified tax advisor.

When we issue a Contract in connection with a Qualified Plan, we will amend the Contract as necessary to conform to the requirements of the plan. However, your rights to any benefits under the plan may be subject to the terms and conditions of the plan itself, regardless of the terms and conditions of the Contracts.

Rollovers and Transfers

If permitted under your plan, you may make a distribution:

      - from a traditional IRA and make a "tax-free rollover" to another traditional IRA;

      - from a traditional IRA and make a "tax-free rollover" to a retirement plan qualified under section 401(a), 403(a), or 403(b) of the Code or a governmental deferred compensation plan described in section 457(b) of the Code;

      - from any Qualified Plan (other than a section 457 deferred compensation plan maintained by a tax-exempt organization) and make a "tax-free rollover" to a traditional IRA; or

      - from a retirement plan qualified under section 401(a), 403(a), or 403(b) of the Code or a governmental deferred compensation plan described in section 457(b) of the Code and make a "tax-free rollover" to any such plans.

In addition, if your spouse survives you, he or she is permitted to take a distribution from your tax-qualified retirement account and make a "tax-free rollover" to another tax-qualified retirement account in which your surviving spouse participates, to the extent permitted by your surviving spouse's plan. A beneficiary who is not your surviving spouse may, if permitted by the plan, make a direct transfer to a traditional IRA of the amount otherwise distributable to him or her upon your death under a Contract that is held as part of a retirement plan described in section 401(a), 403(a), or 403(b) of the Code or a governmental deferred compensation plan described in section 457(b) of the Code. The IRA is treated as an inherited IRA of the non-spouse beneficiary. A beneficiary who is not your spouse may make a direct transfer to an inherited IRA of the amount otherwise distributable to him or her under a Contract which is a traditional IRA.

You may also make a taxable rollover from a traditional IRA to a Roth IRA. In addition, distributions that you receive from a retirement plan described in section 401(a), 403(a), or 403(b) of the Code or a governmental deferred compensation plan described in section 457(b) of the Code may be rolled over directly to a Roth IRA. This type of rollover is taxable. You may make a "tax-free rollover" to a Roth IRA from a Roth IRA or from a Roth account in a retirement plan described in section 401(a) or section 403(b) of the Code.

Although we allow a beneficiary of an IRA who is eligible to roll the IRA over to a Contract as a traditional or Roth IRA to do so, we do not allow such an IRA beneficiary to purchase any of our optional benefit Riders on that Contract.

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

In lieu of taking a distribution from your plan (including a section 457 deferred compensation plan maintained by a tax-exempt organization), your plan may permit you to make a direct trustee-to-trustee transfer from the plan.

Withholding on Rollover Distributions

Eligible rollover distributions from a retirement plan that is qualified under section 401(a), 403(a), or 403(b) of the Code, or a governmental deferred compensation plan described in section 457(b) of the Code are subject to mandatory withholding. An eligible rollover distribution generally is any taxable distribution from such plans except (i) minimum distributions required under section 401(a)(9) of the Code, (ii) certain distributions for life, life expectancy, or for 10 years or more which are part of a "series of substantially equal periodic payments," and (iii) if applicable, certain hardship withdrawals.

Federal income tax of 20% will be withheld from an eligible rollover distribution. The withholding is mandatory and you cannot elect to have it not apply. This 20% withholding will not apply, however, if instead of receiving the eligible rollover distribution, you choose to have it directly transferred to an applicable plan, a traditional IRA, or a Roth IRA.

If you take a distribution from a Qualified Contract, we may have to withhold a portion of the distribution and remit it to the IRS. The amount we may be required to withhold can be up to 20% of the taxable portion of your distribution. We treat any amount we withhold as a withdrawal from your Contract, which could result in an Excess Withdrawal or other type of reduction in guarantees and benefits that you may have purchased under an optional benefits Rider to your Contract. Please read "VI. Optional Benefits" for information about the impact of withdrawals on optional benefit Riders.

We do not need to withhold any amounts if you provide us with information, on the forms we require for this purpose, that you wish to assign a Qualified Contract and/or transfer amounts from that Contract directly to another Qualified Plan. Similarly, if you wish to purchase a Qualified Contract, you may find it advantageous to instruct your existing retirement plan to transfer amounts directly to us in lieu of making a distribution to you. YOU SHOULD SEEK INDEPENDENT TAX ADVICE IF YOU INTEND TO PURCHASE A CONTRACT FOR USE WITH A QUALIFIED PLAN.

Conversions and Rollovers to Roth IRAs

You can convert a traditional IRA to a Roth IRA or directly roll over distributions that you receive from a retirement plan described in sections 401(a), 403(a), or 403(b) of the Code or a governmental deferred compensation plan described in section 457(b) of the Code to a Roth IRA. The Roth IRA annual contribution limit does not apply to converted or rollover amounts.

You must, however, pay tax on any portion of the converted or rollover amount that would have been taxed if you had not converted or rolled over to a Roth IRA. No similar limitations apply to rollovers to one Roth IRA from another Roth IRA or from a Roth account in a retirement plan described in section 401(a) or section 403(b) of the Code. Please note that the amount deemed to be the "converted amount" for tax purposes may be higher than the Contract Value because of the deemed value of guarantees.

If you convert a Contract issued as a traditional IRA (or other type of Qualified Contract, if permitted under your plan) to a Roth IRA, or instruct us to transfer a rollover amount from a Qualified Contract to a Roth IRA, you may instruct us to not withhold any of the conversion for taxes and remittance to the IRS. A direct rollover or conversion is not subject to mandatory tax withholding, even if the distribution is includible in gross income. If you do instruct us to withhold for taxes when converting an existing Contract to a Roth IRA, we will treat any amount we withhold as a withdrawal from your Contract, which could result in an Excess Withdrawal or other reduction of the guarantees and benefits you may have purchased under an optional benefits Rider to your Contract. Please read "VI. Optional Benefits" for information about the impact of withdrawals on optional benefit Riders.

The adjusted gross income limit for converting traditional IRAs and other qualified retirement accounts to a Roth IRA was repealed effective January 1, 2010. Accordingly, taxpayers with more than $100,000 of adjusted gross income may now convert such assets without an early distribution penalty at the time of the conversion. However, the early distribution penalty may still apply if amounts converted to a Roth IRA are distributed within the 5-taxable year period beginning in the year the conversion is made. Generally, the amount converted to a Roth IRA is included in ordinary income for the year in which the account was converted. Given the potential for taxation of Roth IRA conversions and early distribution penalties, you should consider the resources that you have available, other than your retirement plan assets, for paying any taxes that would become due the year of any such conversion or a subsequent year. You should seek independent qualified tax advice if you intend to use the Contract in connection with a Roth IRA.

Section 403(b) Qualified Plans

Section 403(b) of the Code permits public school employees and employees of certain types of tax-exempt organizations to have their employers purchase annuity contracts for them and, subject to certain limitations, to exclude the Purchase Payments from gross income for tax purposes. We currently are not offering this Contract for use in a retirement plan intended to qualify as a
Section 403(b) Qualified Plan (a "Section 403(b) Qualified Plan" or the "Plan") unless (a) we (or an affiliate of ours) previously issued annuity contracts to that retirement plan, (b) the initial purchase payment for the new Contract is sent to us directly from the Section 403(b) Qualified Plan through your employer, the Plan's administrator, the Plan's sponsor or in the form of a transfer acceptable to us, (c) we have entered into an agreement with your
Section 403(b) Qualified Plan concerning the sharing of information related to your Contract (an "Information Sharing Agreement"), and (d) unless contained in the Information Sharing Agreement, we have

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

received a written determination by your employer, the Plan administrator or the Plan sponsor of your Section 403(b) Qualified Plan that the plan qualifies under section 403(b) of the Code and complies with applicable Treasury Department regulations (a "Certificate of Compliance") (Information Sharing Agreement and Certificate of Compliance, together, the "Required Documentation").

We may accept, reject or modify any of the terms of a proposed Information Sharing Agreement presented to us, and make no representation that we will enter into an Information Sharing Agreement with your Section 403(b) Qualified Plan.

In the event that we do not receive the Required Documentation and you nonetheless direct us to proceed with a rollover transfer of initial Purchase Payment funds, the transfer may be treated as a taxable transaction.

If you are considering making a rollover transfer from a retirement plan described in section 403(b) of the Code to a traditional IRA or a Roth IRA, you should consult with a qualified tax advisor regarding possible tax consequences. If you have a loan outstanding under the Section 403(b) Qualified Plan, the transfer may subject you to income taxation on the amount of the loan balance.

Please see Appendix B or request a copy of the SAI from the Annuities Service Center for more detailed information regarding Section 403(b) Qualified Plans.

Puerto Rico Contracts Issued to Fund Retirement Plans

The tax laws of Puerto Rico vary significantly from the provisions of the Internal Revenue Code of the United States that are applicable to various Qualified Plans. With regard to Qualified Plans, although we may offer variable annuity contracts in Puerto Rico in connection with Puerto Rican "tax qualified" retirement plans, the text of this Prospectus addresses federal tax law only and is inapplicable to the tax laws of Puerto Rico.

Designated Roth Accounts within Qualified Plans

The Small Business Jobs Act of 2010 authorizes: (1) participants in 457(b) plans to contribute deferred amounts to designated Roth accounts within their 457(b) plan; and (2) participants in 401(k), 403(b) and certain other plans to roll over qualified distributions into a designated Roth account within their plans, if allowed by their plans. The Contract, however, was not designed to separately account for any Contract Value in a single Contract that is split between Roth and non-Roth accounts, even if your 401(k) Plan, 403(b) Plan or 457 Plan allows you to split your account. If your plan allows it, and you split your Contract Value into Roth and non-Roth accounts, you or your plan administrator (in the case of 401(k) Plans) will be responsible for the accounting of your Contract Value for tax purposes: calculating withholding, income tax reporting, and verifying Required Minimum Distribution distributions made under our Life Expectancy Distribution Program. We are not responsible for the calculations of any service provider that you may use to split Contract Value between Roth and non-Roth accounts. We will deny any request that would create such a split.

SEE YOUR OWN TAX ADVISOR

The foregoing description of federal income tax topics and issues is only a brief summary and is not intended as tax advice. It does not include a discussion of federal estate and gift tax or state tax consequences. The rules under the Code governing Qualified Plans are extremely complex and often difficult to understand. Changes to the tax laws may be enforced retroactively. Anything less than full compliance with the applicable rules, all of which are subject to change from time to time, can have adverse tax consequences. The taxation of an Annuitant or other payee has become so complex and confusing that great care must be taken to avoid pitfalls. For further information you should always consult a qualified tax advisor.

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                               IX. General Matters

ASSET ALLOCATION SERVICES

We are aware that certain third parties offer asset allocation services ("Asset Allocation Services") in connection with the Contracts through which a third party may transfer amounts among Investment Options from time to time on your behalf. In certain cases we have agreed to honor transfer instructions from such Asset Allocation Services where we have received powers of attorney, in a form acceptable to us, from the Contract Owners participating in the service and where the Asset Allocation Service has agreed to the trading restrictions imposed by us. These trading restrictions include adherence to a Separate Account's policies that we have adopted to discourage disruptive frequent trading activity. (See "Transfers Among Investment Options.") WE DO NOT ENDORSE, APPROVE OR RECOMMEND SUCH SERVICES IN ANY WAY, AND YOU SHOULD BE AWARE THAT FEES PAID FROM YOUR CONTRACT VALUE FOR SUCH SERVICES: (1) ARE TREATED AS WITHDRAWALS UNDER THE TERMS DESCRIBED EARLIER IN THIS PROSPECTUS; AND (2) IF ANY SUCH WITHDRAWALS INCUR A FEE UNDER THE TERMS DESCRIBED IN THIS PROSPECTUS, SUCH FEES WOULD BE SEPARATE AND IN ADDITION TO ANY OTHER FEES PAID UNDER THE CONTRACTS. (See "V. Description of the Contract - Accumulation Period Provisions - Withdrawals" for information about the treatment of withdrawals under the Contract, and "VI. Optional Benefits - Features of Income Plus For Life(R) 6.11 Series Riders - Withdrawals, Distributions and Settlements" for information about the treatment of withdrawals under Contracts with our optional guaranteed minimum withdrawal benefit Riders.)

DISTRIBUTION OF CONTRACTS

We pay compensation for sales of the Contracts.

John Hancock Distributors, LLC ("JH Distributors"), a Delaware limited liability company that we control, is the principal underwriter and distributor of the Contracts offered by this Prospectus and of other annuity and life insurance products we and our affiliates offer. JH Distributors also acts as the principal underwriter of the John Hancock Variable Insurance Trust, whose securities are used to fund certain Variable Investment Options under the Contracts and under other annuity and life insurance products we offer.

JH Distributors' principal address is 200 Bloor Street East, Toronto, Canada M4W 1E5. It also maintains offices with us at 601 Congress Street, Boston, Massachusetts 02210. JH Distributors is a broker-dealer registered under the Securities Exchange Act of 1934, as amended (the "1934 Act") and is a member of the Financial Industry Regulatory Authority ("FINRA").

We offer the Contracts for sale through select broker-dealers (firms) that have entered into selling agreements with JH Distributors and us. Broker-dealers sell the Contracts through their registered representatives who have been appointed by us to act as our insurance agents. JH Distributors, or any of its affiliates that is registered under the 1934 Act and a member of FINRA, may also offer the Contracts directly to potential purchasers. Signator Investors, Inc. is an affiliated broker-dealer.

JH Distributors pays compensation to broker-dealers for the promotion and sale of the Contracts. Contract Owners do not pay this compensation directly. These payments are made from JH Distributors' and our own revenues, profits or retained earnings, which may be derived from a number of sources, such as fees received from an underlying portfolio's or fund of funds' (but not both) distribution plan ("12b-1 fees"), the fees and charges imposed under the Contract, and other sources.

The individual representative who sells you a Contract typically will receive a portion of the compensation, under the representative's own arrangement with his or her broker-dealer. A limited number of broker-dealers may also be paid commissions or overrides to "wholesale" the Contract; that is, to provide marketing support and training services to the broker-dealer firms that do the actual selling. We may also provide compensation to broker-dealers for providing ongoing service in relation to Contract(s) that have already been purchased.

Standard Compensation

The amount and timing of compensation JH Distributors may pay to broker-dealers may vary depending on the selling agreement, but compensation with respect to Contracts sold through our selected broker-dealers (inclusive of wholesaler overrides and expense allowances) and paid to broker-dealers is not expected to exceed 6.50% of Purchase Payments. In addition, JH Distributors may pay ongoing compensation at an annual rate of up to 1.25% of the values of the Contracts attributable to such Purchase Payments. The greater the amount of compensation paid by JH Distributors at the time you make a Purchase Payment, the less it will pay as ongoing compensation.

Revenue Sharing and Additional Compensation

In addition to standard compensation arrangements and to the extent permitted by SEC and FINRA rules and other applicable laws and regulations, we, either directly or through JH Distributors, may enter into special compensation or reimbursement arrangements ("revenue sharing") with selected firms. We determine which firms to support and the extent of the payments that are made. Under these arrangements, the form of payment may be any one or a combination of a flat fee, a percentage of the assets we hold that are attributable to Contract allocations, a percentage of sales revenues, reimbursement of administrative expenses (including ticket charges), conference fees, or some other type of compensation.

We hope to benefit from these revenue sharing arrangements through increased sales of our annuity products. In consideration of these arrangements, a firm may feature the Contract in its sales system or give us preferential access to members of its sales force. In addition, the firm may agree to participate in our marketing efforts by allowing JH Distributors or its affiliates to participate in conferences, seminars or other programs attended by the firm's sales force.

These arrangements may not be offered to all firms, and the terms of such arrangements may differ between firms. We provide additional information on special compensation or reimbursement arrangements in the SAI, which is available upon request. Any such compensation, which may be significant at times, will not result in any additional direct charge to you by us.

Selling broker-dealers may receive additional payments from us, either directly or through JH Distributors, in the form of cash, other special compensation or reimbursement of expenses. These additional compensation or reimbursement payments may include, for example, payments for providing conferences or seminars, sales or training programs for invited registered representatives and other employees, payments for travel expenses, including lodging, incurred by registered representatives and other employees for such seminars or training programs, seminars for the public, advertising and sales campaigns regarding the Contract, and payments to assist a firm in connection with its marketing expenses and/or other events or activities sponsored by the firms. We may contribute to, as well as sponsor, various educational programs, sales promotions and/or contests in which participating firms and their sales persons may receive gifts and prizes such as merchandise, cash, or other awards, as may be permitted by applicable FINRA rules and other applicable laws and regulations.

In an effort to promote the sale of our products, our affiliated broker-dealer may pay its registered representatives additional cash incentives such as bonus payments, expense payments, health and retirement benefits or the waiver of overhead costs or expenses in connection with the sale of the Contracts that they would not receive in connection with the sale of contracts issued by unaffiliated companies.

Differential Compensation

Compensation negotiated and paid by JH Distributors pursuant to a selling agreement with a broker-dealer may differ from compensation levels that the broker-dealer receives for selling other variable contracts. In addition, under their own arrangements, broker-dealer firms may pay a portion of any amounts received from us to their registered representatives. As a result, registered representatives may be motivated to sell the Contracts of one issuer over another issuer or one product over another product.

You should contact your registered representative for more information on compensation arrangements in connection with the sale and purchase of your Contract.

TRANSACTION CONFIRMATIONS

We will send you confirmation statements for certain transactions in your Investment Accounts. You should carefully review these transaction confirmations to verify their accuracy. You should report any mistakes immediately to our Annuities Service Center. If you fail to notify our Annuities Service Center of any mistake within 60 days of the delivery of the transaction confirmation, we will deem you to have ratified the transaction. We encourage you to register for electronic delivery of your transaction confirmations, and we will waive the $50 annual Contract fee if you are registered. Please contact the John Hancock Annuities Service Center at the applicable telephone number or Internet address shown on page ii of this Prospectus for more information on electronic transactions.

REINSURANCE ARRANGEMENTS

From time to time we may utilize reinsurance as part of our risk management program. Under any reinsurance agreement, we remain liable for the contractual obligations of the Contracts' guaranteed benefits and the reinsurer(s) agree to reimburse us for certain amounts and obligations in connection with the risks covered in the reinsurance agreements. The reinsurer's contractual liability runs solely to us, and no Contract Owner shall have any right of action against any reinsurer. In evaluating reinsurers, we consider the financial and claims paying ability ratings of the reinsurer. Our philosophy is to minimize incidental credit risk. We do so by engaging in secure types of reinsurance transactions with high quality reinsurers and diversifying reinsurance counterparties to limit concentrations. Some of the benefits that may be reinsured include living benefits, guaranteed death benefits, or other obligations.

STATEMENTS OF ADDITIONAL INFORMATION

Our Statements of Additional Information provide additional information about the Contract, including the optional benefit Riders and the Separate Accounts, including information on our history, services provided to the Separate Accounts and legal and regulatory matters. We filed the Statements of Additional Information with the SEC on the same date as this Prospectus and incorporate them herein by reference. You may obtain a copy of the current Statements of Additional Information without charge by contacting us at the Annuities Service Center shown on page ii of this Prospectus. The SEC also maintains a Web site (http://www.sec.gov) that contains the Statements of Additional Information and other information about us, the Contracts and the Separate Accounts. We list the Table of Contents of the Statements of Additional Information below.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H
Statement of Additional Information
Table of Contents

General Information and History..........................................................     1
John Hancock Variable Insurance Trust Portfolio Holdings Currently Posted on a Website...     1
Accumulation Unit Value Tables...........................................................     1
Services.................................................................................     1
         Independent Registered Public Accounting Firm...................................     1
         Servicing Agent.................................................................     2
         Principal Underwriter...........................................................     2
         Special Compensation and Reimbursement Arrangements.............................     2
State Variations Regarding Recognition of Same-Sex Couples...............................     5
Additional Information about the Portfolio Stabilization Process.........................     6
Qualified Plan Types.....................................................................     8
Legal and Regulatory Matters.............................................................    13
Appendix A: Audited Financial Statements.................................................   A-1

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A Statement of Additional Information
Table of Contents

General Information and History..........................................................     1
John Hancock Variable Insurance Trust Portfolio Holdings Currently Posted on a Website...     1
Accumulation Unit Value Tables...........................................................     1
Services.................................................................................     1
         Independent Registered Public Accounting Firm...................................     1
         Servicing Agent.................................................................     2
         Principal Underwriter...........................................................     2
         Special Compensation and Reimbursement Arrangements.............................     2
State Variations Regarding Recognition of Same-Sex Couples...............................     5
Additional Information about the Portfolio Stabilization Process.........................     6
Qualified Plan Types.....................................................................     8
Legal and Regulatory Matters.............................................................    13
Appendix A: Audited Financial Statements.................................................   A-1

Financial Statements

The Statements of Additional Information also contain the Company's financial statements as of the years ended 2009 and 2010, and its Separate Accounts' financial statements as of the year ended 2010 (the "Financial Statements"). Our Financial Statements provide information on our financial strength as of the year ended 2010, including information on our general account assets that were available at that time to support our guarantees under the Contracts and any optional benefit Riders. The Company's general account consists of securities and other investments, the value of which may decline during periods of adverse market conditions.

            Appendix A: Examples of Calculation of Withdrawal Charge

The following examples assume an initial Purchase Payment of $30,000 and an Additional Purchase Payment of $20,000 during the second Contract Year.

VENTURE(R) FRONTIER AND VENTURE(R) FRONTIER WITH FLEX ACCESS OPTION

EXAMPLE 1. If you surrender the Contract during Contract Year 3, the Contract Value is $60,000 and there have been no prior withdrawals, we will calculate the withdrawal charge as follows:

      a) First we will calculate the free Withdrawal Amount, which equals the greater of:

            -     10% of all Purchase Payments = .10 x ($30,000 + $20,000) =
                  $5,000, or

            - Accumulated earnings equal to the Contract Value minus unliquidated Purchase Payments = $60,000 - $50,000 = $10,000.

      b) Next we determine the amount of Purchase Payments to be liquidated as the greater of the Contract Value or the unliquidated Purchase Payments, reduced by the accumulated earnings, or $60,000 - $10,000 = $50,000.

      c) Finally we calculate the withdrawal charge by applying the appropriate withdrawal charge percentage for each Purchase Payment liquidated based on the length of time the payment has been in the Contract.

            - The initial Purchase Payment is in the third year, so the applicable withdrawal charge is .06 x $30,000 = $1,800.

            - The subsequent payment of $20,000 is in the second year, so the applicable withdrawal charge is .07 x $20,000 =

                  $1,400.

            -     The total withdrawal charge is $1,800 + $1,400 = $3,200.

EXAMPLE 2. If you surrender the Contract during Contract Year 3, the Contract Value is $35,000 and there have been no prior withdrawals, we will calculate the withdrawal charge as follows:

      a) First we will calculate the free Withdrawal Amount, which equals the greater of:

            -     10% of all Purchase Payments = .10 x ($30,000 + $20,000) =
                  $5,000, or

            - Earnings equal to the Contract Value minus unliquidated Purchase Payments = $35,000 - $50,000 = $- 15,000.

      b) Next we determine the amount of Purchase Payments to be liquidated as the greater of the Contract Value or the unliquidated Purchase Payments, reduced by the accumulated earnings, or $50,000 - $0 = $50,000.

      c) Next we allocate a portion of the Purchase Payments to be liquidated to the excess of the free amount over the accumulated earnings, $5,000.

      d) Finally we calculate the withdrawal charge by applying the appropriate withdrawal charge percentage for the remainder of each Purchase Payment liquidated based on the length of time the Payment has been in the Contract.

            - The initial Purchase Payment is in the third year, so the applicable withdrawal charge is .06 x $25,000 = $1,500.

            - The subsequent payment of $20,000 is in the second year, so the applicable withdrawal charge is .07 x $20,000 = $1,400.

            -     The total withdrawal charge is $1,500 + $1,400 = $2,900.

EXAMPLE 3. If you withdraw $5,000 during Contract Year 3 when the Contract Value is $52,000 and then surrender the Contract later in Contract Year 3 when the Contract Value is $49,000, we will calculate the withdrawal charge as follows:

      a) First we will calculate the free Withdrawal Amount for the withdrawal, which equals the greater of:

            -     10% of all Purchase Payments = .10 x ($30,000 + $20,000) =
                  $5,000, or

            - Accumulated earnings equal to the Contract Value minus unliquidated Purchase Payments = $52,000 - $50,000 = $2,000.

      b) Since the withdrawal is equal to the free Withdrawal Amount, we liquidate Purchase Payments equal to $3,000, the excess of the free Withdrawal Amount over the accumulated earnings, but there will not be any withdrawal charge.

      c) When the Contract is surrendered, we will calculate the free Withdrawal Amount for the surrender, which equals the greater of:

            - 10% of all Purchase Payments reduced by prior withdrawals during the year = .10 x ($30,000 + $20,000) - $5,000 = $0,

                  or

            - Earnings equal to the Contract Value minus unliquidated Purchase Payments = $49,000 - $47,000 = $2,000.

      d) Next we determine the amount of Purchase Payments to be liquidated as the greater of the Contract Value or the unliquidated Purchase Payments, reduced by the accumulated earnings, or $49,000 - $2,000 = $47,000.

      e) Finally we calculate the withdrawal charge by applying the appropriate withdrawal charge percentage for each Purchase Payment liquidated based on the length of time the payment has been in the Contract.

            - The initial Purchase Payment is in the third year, so the applicable withdrawal charge is .06 x $27,000 = $1,620.

            - The subsequent payment of $20,000 is in the second year, so the applicable withdrawal charge is .07 x $20,000 = $1,400.

            -     The total withdrawal charge is $1,620 + $1,400 = $3,020.

                        Appendix B: Qualified Plan Types

  For more detailed information about these plan types, you may request an SAI.

PLAN TYPE
    TRADITIONAL IRAs             Section 408 of the Code permits eligible individuals to contribute to an individual retirement program known as an Individual Retirement Annuity or IRA (sometimes referred to as a traditional IRA to distinguish it from the Roth IRA discussed below). IRAs are subject to limits on the amounts that may be contributed and deducted, the persons who may be eligible and the time when distributions may commence. Also, distributions from certain other types of qualified retirement plans may be rolled over on a tax-deferred basis into an IRA. The Contract may not, however, be used in connection with an Education IRA under section 530 of the Code. In general, unless you have made non-deductible contributions to your IRA, all amounts paid out from a traditional IRA contract (in the form of an annuity, a single sum, death benefits or withdrawal), are taxable to the payee as ordinary income.

        ROTH IRAs                Section 408A of the Code permits eligible individuals to contribute to a type of IRA known as a
                                 Roth IRA. Roth IRAs are generally subject to the same rules as non-Roth IRAs, but they differ in certain significant respects. Among the differences are that contributions to a Roth IRA are not deductible and qualified distributions from a Roth IRA are excluded from income.

     SIMPLE IRA PLANS            In general, under section 408(p) of the Code a small business employer may establish a SIMPLE
                                 IRA retirement plan if the employer employed no more than 100 employees earning at least $5,000 during the preceding year. Under a SIMPLE IRA plan both employees and the employer make deductible contributions. SIMPLE IRAs are subject to various requirements, including limits on the amounts that may be contributed, the persons who may be eligible, and the time when distributions may commence. The requirements for minimum distributions from a SIMPLE IRA retirement plan are generally the same as those discussed above for distributions from a traditional IRA. The rules on taxation of distributions are also similar to those that apply to a traditional IRA with a few exceptions.

    SIMPLIFIED EMPLOYEE          Section 408(k) of the Code allows employers to establish simplified employee pension plans for
    PENSIONS (SEP - IRAs)        their employees, using the employees' IRAs for such purposes, if certain criteria are met.
                                 Under these plans the employer may, within specified limits, make deductible contributions on behalf of the employees to IRAs. The requirements for minimum distributions from a SEP - IRA, and rules on taxation of distributions from a SEP - IRA, are generally the same as those discussed above for distributions from a traditional IRA.

   SECTION 403(b) QUALIFIED      Section 403(b) of the Code permits public school employees and employees of certain types of
         PLANS OR                tax-exempt organizations to have their employers purchase annuity contracts for them and,
   TAX-SHELTERED ANNUITIES       subject to certain limitations, to exclude the Purchase Payments from gross income for tax purposes. There also are limits on the amount of incidental benefits that may be provided under a tax-sheltered annuity. These Contracts are commonly referred to as "tax-sheltered annuities."
                                 We currently are not offering this Contract for use in a Section 403(b) Qualified Plan except under limited circumstances.

     CORPORATE AND SELF-         Sections 401(a) and 403(a) of the Code permit corporate employers to establish various types of
    EMPLOYED PENSION AND         tax-deferred retirement plans for employees. The Self-Employed Individuals' Tax Retirement Act
PROFIT-SHARING PLANS (H.R. 10    of 1962, as amended, commonly referred to as "H.R. 10" or "Keogh," permits self-employed
        AND KEOGH)               individuals to establish tax-favored retirement plans for themselves and their employees. Such retirement plans may permit the purchase of annuity contracts in order to provide benefits under the plans, but there are limits on the amount of incidental benefits that may be provided under pension and profit sharing plans.

    DEFERRED COMPENSATION        Section 457 of the Code permits employees of state and local governments and tax-exempt
   PLANS OF STATE AND LOCAL      organizations to defer a portion of their compensation without paying current taxes. The
    GOVERNMENTS AND TAX-         employees must be participants in an eligible deferred compensation plan. A section 457 plan
    EXEMPT ORGANIZATIONS         must satisfy several conditions, including the requirement that it must not permit distributions prior to the participant's severance from employment (except in the case of an unforeseen emergency). When we make payments under a section 457 Contract, the payment is taxed as ordinary income.

     Appendix C: Impact of Transactions on Portfolio Stabilization Process

The following tables are applicable to Contracts issued with an IPFL 6.11 Series Rider. They illustrate the impact of various types of transactions on the Portfolio Stabilization Process. In Table A-1, we illustrate the impact of Additional Purchase Payments, Credits and Step-Ups. In Table A-2, we illustrate the impact of various types of withdrawals of Contract Value.

TABLE A-1. IMPACT OF ADDITIONAL PURCHASE PAYMENTS, STEP-UPS AND CREDITS

TYPE OF TRANSACTION                                         IMPACT ON THE PORTFOLIO STABILIZATION PROCESS
------------------------------         ---------------------------------------------------------------------------------------------
Additional Purchase Payments:
A) Before Lifetime Income Date         An Additional Purchase Payment will increase the Contract Value and the Reference Value on a dollar for dollar basis. The Portfolio Stabilization Process will calculate the ratio of the new Contract Value to the new Reference Value to determine a Reference Value Ratio. (See
                                       "Portfolio Stabilization Process - STEP TWO.") After that, the Portfolio Stabilization
                                       Process will review your Contract Value Allocation to determine if a transfer will be made.
                                       (See "Portfolio Stabilization Process - STEP THREE.") Any other change in Contract Value on the date of the Additional Purchase Payment, however, may result in all, some or none of your
                                       Contract Value being transferred under the Portfolio Stabilization Process.

B) On and after the Lifetime           An Additional Purchase Payment will increase the Contract Value and may increase the
                                       Reference Value. Unlike an Additional Purchase Payment before the Lifetime Income Date, we
          Income Date                  may offset the Additional Purchase Payment by your withdrawals (see "Portfolio Stabilization
                                       Process - STEP ONE"). In any event, the Portfolio Stabilization Process will calculate the ratio of the new Contract Value to the Reference Value to determine a Reference Value Ratio.
                                       (See "Portfolio Stabilization Process - STEP TWO.") After that, the Portfolio Stabilization
                                       Process will review your Contract Value Allocation to determine if a transfer will be made.
                                       (See "Portfolio Stabilization Process - STEP THREE.") Any other change in Contract Value on the date of the Additional Purchase Payment, however, may result in all, some or none of your
                                       Contract Value being transferred under the Portfolio Stabilization Process.

Increases in Guaranteed Amounts:

            Credit                     A Credit will increase the Benefit Base and Lifetime Income Amount under an IPFL 6.11 Series
                                       Rider. It does not increase Contract Value or the Reference Value. As a result, a Credit will not change the Reference Value Ratio and will not automatically trigger a transfer under the
                                       Portfolio Stabilization Process. Any other change in Contract Value on the date of a Credit, however, may result in all, some or none of your Contract Value being transferred under the
                                       Portfolio Stabilization Process.

           Step-Up                     A Step-Up will increase the Benefit Base and Lifetime Income Amount under an IPFL Series 6.11
                                       Series Rider. It does not increase Contract Value or the Reference Value. As a result, a
                                       Step-Up will not change the Reference Value Ratio and will not automatically trigger a transfer under the Portfolio Stabilization Process. Any other change in Contract Value on the date of the Step-Up, however, may result in all, some or none of your Contract Value being transferred under the Portfolio Stabilization Process.

TABLE A-2. IMPACT OF WITHDRAWALS

TYPE OF WITHDRAWAL                     IMPACT ON THE PORTFOLIO STABILIZATION PROCESS
-----------------------------------    ------------------------------------------------------------------------------------------
 From a selected Investment Option     The IPFL 6.11 Series Rider does not permit you to withdraw Contract Value from a specific
                                       Investment Option if your Contract Value is allocated to more than one Investment Option.

Pro rata from each Investment Option   Your Contract Value will reduce and your Contract's Reference Value may change depending on
   in which your Contract Value is     the specific type of withdrawal transaction, as described below. The Portfolio
              allocated                Stabilization Process will calculate the ratio of remaining Contract Value to Reference
                                       Value (as may be adjusted) to determine if the withdrawal will result in a review of your
                                       Contract Value allocation. (See "Portfolio Stabilization Process - STEP TWO") Since the
                                       withdrawal under your Contract will be taken pro rata from each Investment Option, the dollar-weighted Assumed Equity Allocation Factor for your Contract does not change. Your withdrawal may, however, result in a transfer of remaining Contract Value to the Bond PS
                                       Subaccount if the RV Ratio Band declines (See "Portfolio Stabilization Process - STEP
                                       THREE").

   Withdrawals before the Lifetime     Your withdrawal is an Excess Withdrawal. It will reduce the remaining Contract Value and
             Income Date               the Reference Value on a pro rata basis. It will not reduce the Reference Value Ratio, and will not result in an additional transfer of Contract Value to the Bond PS Subaccount under the Portfolio Stabilization Process. Any other change in Contract Value on the date of your withdrawal, however, may result in all, some, or none of your remaining Contract Value being transferred under the Portfolio Stabilization Process.

 Withdrawals of the Lifetime Income    Your withdrawal reduces the Contract Value but does not reduce the Reference Value. As a
Amount after the Lifetime Income Date  result, your withdrawal will change the Reference Value Ratio, which may lead to a transfer of a portion of remaining Contract Value to the Bond PS Subaccount under the Portfolio
                                       Stabilization Process. Any other change in Contract Value on the date of your withdrawal, however, may result in all, some, or none of your remaining Contract Value being transferred under the Portfolio Stabilization Process.

    Excess Withdrawals after the       Your withdrawal exceeds the Lifetime Income Amount. It will reduce the Contract Value and
        Lifetime Income Date           the Reference Value on a pro rata basis. It will not reduce the Reference Value Ratio, and will not result in an additional transfer of Contract Value to the Bond PS Subaccount under the Portfolio Stabilization Process. Any other change in Contract Value on the date of your withdrawal, however, may result in all, some, or none of your remaining Contract Value being transferred under the Portfolio Stabilization Process.

Withdrawals after the Lifetime Income Date under the Income Made Easy Program:

      (A) full allowable amount        Same as "Withdrawals of the Lifetime Income Amount after the Lifetime Income Date," above.

 (B) the full allowable amount plus    Your withdrawals during a Contract Year reduce the Contract Value, but not the Reference
   any increases in Contract Value     Value. Your withdrawal of investment gains at the end of a Contract Year reduces the
 resulting from investment gains at    Reference Value in proportion to the reduction of Contract Value. Each withdrawal of the
     the end of a Contract Year        full allowable amount will change the Reference Value Ratio, which may result in a transfer of a portion of remaining Contract Value to the Bond PS Subaccount under the Portfolio
                                       Stabilization Process. Your withdrawal of investment gains, if any, at the end of a
                                       Contract Year will not change the Reference Value Ratio and will not trigger an automatic transfer.

 (C) the full allowable amount plus    Your withdrawal reduces the Contract Value but does not reduce the Reference Value. As a
any amount under our Life Expectancy   result, each withdrawal will change the Reference Value Ratio, which may lead to a transfer
   Distribution Program that would     of a portion of remaining Contract Value to the Bond PS Subaccount under the Portfolio
  exceed the full allowable amount     Stabilization Process. Any other change in Contract Value on the date of your withdrawal, however, may result in all, some, or none of your remaining Contract Value being transferred under the Portfolio Stabilization Process.

TYPE OF WITHDRAWAL                     IMPACT ON THE PORTFOLIO STABILIZATION PROCESS
-----------------------------------    ------------------------------------------------------------------------------------------
(D) the annual amount under our Life   Your withdrawal reduces the Contract Value but does not reduce the Reference Value. As a
 Expectancy Distribution Program (in   result, each withdrawal will change the Reference Value Ratio, which may lead to a transfer
 lieu of the full allowable amount)    of a portion of remaining Contract Value to the Bond PS Subaccount under the Portfolio
                                       Stabilization Process. Any other change in Contract Value on the date of your withdrawal, however, may result in all, some, or none of your remaining Contract Value being transferred under the Portfolio Stabilization Process.

 (E) a specified dollar amount that    Your withdrawal reduces the Contract Value. Because the specified dollar amount is less
   is less than the full allowable     than the Lifetime Income Amount, the Reference Value will not be reduced. As a result, your
               amount                  withdrawal will change the Reference Value Ratio, which may lead to a transfer of a portion of remaining Contract Value to the Bond PS Subaccount under the Portfolio Stabilization
                                       Process. Any other change in Contract Value on the date of your withdrawal, however, may result in all, some, or none of your remaining Contract Value being transferred under the
                                       Portfolio Stabilization Process.

     Withdrawals under the Life        Same as Income Made Easy selections (C) and (D), above.
   Expectancy Distribution Program

          Appendix D: Examples of the Portfolio Stabilization Process

The following examples assume four separate Contracts are purchased on the same day. The initial Purchase Payment for each Contract is $100,000. The examples are based on hypothetical performance that varies by Subaccount.

      -     OWNER A allocates the entire $100,000 to Lifestyle Growth PS
            Subaccount.

      - OWNER B allocates the entire $100,000 to Lifestyle Conservative PS Subaccount

      - OWNER C allocates $50,000 to Lifestyle Balanced PS Subaccount and $50,000 to Lifestyle Conservative PS Subaccount.

      - OWNER D allocates $90,000 to Lifestyle Growth PS Subaccount and $10,000 to Ultra Short Term Bond Subaccount.

The examples also assume there are no transactions other than the ones described in each example, and all days are Business Days. All Contract Values are rounded to the nearest dollar, which may cause some calculations to appear slightly incorrect.

INITIAL REFERENCE VALUE, RV RATIO AND RV RATIO BAND

The initial Reference Value is equal to the initial Contract Value of $100,000 for each of the four Contracts. The Reference Value Ratio (RV Ratio) is equal to the Contract Value divided by the Reference Value $100,000/$100,000 which is 100%. Since the RV Ratio is greater than 92.5%, the RV Ratio Band is set at 5.

OVERVIEW. The table below highlights the results illustrated in the examples that follow.

                                                                             PORTFOLIO STABILIZATION PROCESS RESULT
                                                             --------------------------------------------------------------------
                                                                                    TRANSFER TO BOND        TRANSFER FROM BOND PS
TYPE OF TRANSACTION                                             NO TRANSFER          PS SUBACCOUNT                SUBACCOUNT
----------------------------------------------------------   -----------------     ------------------       ---------------------
Monthly Review of Reference Value                            1(a), 1(b), 1(c),
                                                                   1(d)
Decrease in RV Ratio Band                                          2(b)             2(a), 2(c), 2(d)
Increase in RV Ratio Band                                          3(b)                                        3(a), 3(c), 3(d)
Monthly Anniversary Review of Allocation while RV Ratio is         4(b)                   4(c)                    4(a), 4(d)
  less than 82.5%
Withdrawal of Lifetime Income Amount                                                   5(a), 5(d)
Excess Withdrawal                                                  5(b)
Withdrawal Prior to Lifetime Income Date                           5(c)
Additional Purchase Payment                                                            6(a), 6(b)                 6(c), 6(d)
Owner-directed Transfer between Subaccounts                        7(c)                   7(b)                    7(a), 7(d)


EXAMPLE 1: MONTHLY REVIEW OF REFERENCE VALUE

Assume that at the end of the day on the first Monthly Anniversary of the Contracts, we compare the Contract Value of each of the four Contracts to the Reference Value for the Contract.

      a) Assume that the Contract Value on Owner A's Contract has increased to $101,241. We increase the Reference Value to $101,241. The RV Ratio is 100% and the RV Ratio Band is 5.

      b) Assume that the Contract Value on Owner B's Contract has decreased to $99,274. Since the Contract Value is less than the current Reference Value, the Reference Value remains $100,000. The RV Ratio is 99.27% and the RV Ratio Band is still 5.

      c) Assume that the Contract Value on Owner C's Contract has decreased to $99,937. Since the Contract Value is less than the current Reference Value, the Reference Value remains $100,000. The RV Ratio is 99.94% and the RV Ratio Band is still 5.

      d) Assume that the Contract Value on Owner D's Contract has increased to $101,015. We increase the Reference Value to $101,015. The RV Ratio is 100% and the RV Ratio Band is 5.

EXAMPLE 2: DECREASES IN RV RATIO BAND

      a) Assume that the Contract Value of Owner A's Contract increases over the first four months to $107,166. We increase the Reference Value on the fourth Monthly Anniversary to equal the Contract Value. Then assume that the Contract Value begins to decrease as a result of declining market performance. The Portfolio Stabilization Process proceeds through Step One and Step Two every day, but does not proceed to Step Three unless the RV Ratio Band decreases to 4 or lower. Assume that the Contract Value decreases to $98,608. The RV Ratio is 92.01% ($98,608/$107,166) and the RV Ratio Band is 4. Since the RV Ratio Band has decreased, the Portfolio Stabilization Process proceeds to Step Three. 100% of the Contract Value is in the Lifestyle Growth PS Subaccount, so the dollar-weighted Assumed Equity Allocation Factor (AEAF) is 70 - the AEAF for the Lifestyle Growth PS Subaccount. Based on the Contract Value of $98,608, the RV Ratio Band of 4 and the dollar-weighted AEAF of 70, the Portfolio Stabilization Process calculates that $13,779 MUST BE ALLOCATED TO THE BOND PS SUBACCOUNT. We transfer this amount from the Lifestyle Growth PS Subaccount, leaving a balance of $84,829 in that Subaccount.

      b) Assume that the Contract Value of Owner B's Contract increases over the first four months to $101,961. We increase the Reference Value on the fourth Monthly Anniversary to equal the Contract Value. Then assume that the Contract Value begins to decrease as a result of declining market performance. The Portfolio Stabilization Process proceeds through Step One and Step Two every day, but does not proceed to Step Three unless the RV Ratio Band decreases to 4 or lower. Assume that the Contract Value decreases to $93,996. The RV Ratio is 92.19% ($93,996/$101,961) and the RV Ratio Band is 4. Since the RV Ratio Band has decreased, the Portfolio Stabilization Process proceeds to Step Three. 100% of the Contract Value is in the Lifestyle Conservative PS Subaccount, so the AEAF is 20 - the AEAF for the Lifestyle Conservative PS Subaccount. Based on the Contract Value of $93,996, the RV Ratio Band of 4 and the dollar-weighted AEAF of 20, the Portfolio Stabilization Process calculates that there is NO REQUIRED ALLOCATION TO THE BOND PS SUBACCOUNT. As long as the Contract Value remains allocated 100% to the Lifestyle Conservative PS Subaccount, the AEAF of 20 will result in no required allocation to the Bond PS Subaccount, regardless of the value of the RV Ratio Band.

      c) Assume that the Contract Value of Owner C's Contract increases over the first four months to $103,878. We increase the Reference Value on the fourth Monthly Anniversary to equal the Contract Value. Then assume that the Contract Value begins to decrease as a result of declining market performance. The Portfolio Stabilization Process proceeds through Step One and Step Two every day, but does not proceed to Step Three unless the RV Ratio Band decreases to 4 or lower. Assume that the Contract Value decreases to $95,651 ($47,405 in the Lifestyle Balanced PS Subaccount and $48,246 in the Lifestyle Conservative Subaccount). The RV Ratio is 92.08% ($95,651/$103,878) and the RV Ratio Band is equal to 4. Since the RV Ratio Band has decreased, the Portfolio Stabilization Process proceeds to Step Three. The Contract Value is in both the Lifestyle Balanced PS and the Lifestyle Conservative PS Subaccounts, so the AEAF is 34.87 ((50 x $47,405 + 20 x $48,246)/$95,651). Based on the Contract Value of
            $95,651, the RV Ratio Band of 4 and the dollar-weighted AEAF of 34.87, the Portfolio Stabilization Process calculates that $7,973 must be allocated to the Bond PS Subaccount. WE TRANSFER THE $7,973 PROPORTIONALLY FROM THE LIFESTYLE BALANCED PS AND LIFESTYLE CONSERVATIVE PS SUBACCOUNTS. The amount transferred from the Lifestyle Balanced PS Subaccount is $3,951 and the amount transferred from the Lifestyle Conservative PS Subaccount is $4,022.

      d) Assume that the Contract Value of Owner D's Contract increases over the first four months to $106,461. We increase the Reference Value on the fourth Monthly Anniversary to equal the Contract Value. Then assume that the Contract Value begins to decrease as a result of declining market performance. The Portfolio Stabilization Process proceeds through Step One and Step Two every day, but does not proceed to Step Three unless the RV Ratio Band decreases to 4 or lower. Assume that the Contract Value decreases to $98,357 ($88,746 in the Lifestyle Growth PS Subaccount and $9,611 in the Ultra Short Term Bond Subaccount). The RV Ratio is 92.39% ($98,357/$106,461) and the RV Ratio Band is 4. Since the RV Ratio Band has decreased, the Portfolio Stabilization Process proceeds to Step Three. The dollar-weighted AEAF is based only on the portion of the Contract Value allocated to the Lifestyle Growth PS Subaccount, so the AEAF is 70. Based on the Contract Value of $98,357, the RV Ratio Band of 4 and the dollar-weighted AEAF of 70, the Portfolio Stabilization Process calculates that $13,688 must be allocated to the Bond PS Subaccount. The Portfolio Stabilization Process proceeds to Step Four. THE $9,611 IN THE ULTRA SHORT TERM BOND SUBACCOUNT IS CREDITED TOWARD THE TOTAL THAT MUST BE ALLOCATED TO THE BOND PS SUBACCOUNT, REDUCING THE REQUIRED TRANSFER AMOUNT TO $4,077, WHICH WE TRANSFER FROM THE LIFESTYLE GROWTH PS SUBACCOUNT.

EXAMPLE 3: INCREASES IN RV RATIO BAND

After Contract Value has been transferred to the Bond PS Subaccount, the Portfolio Stabilization Process will transfer Contract Value back to the Lifestyle PS Subaccounts if the RV Ratio Band increases to a higher level and remains at least at that level for 5 days.

      a) Assume that the RV Ratio Band for Owner A's Contract is 3. If the RV Ratio Bands calculated for the next 10 days are 3, 3, 4, 4, 3, 4, 4, 4, 4, 4, the Portfolio Stabilization Process proceeds to Step Three on the 10th day since the RV Ratio Band increased from 3 to 4 and remained at 4 for five consecutive days. Assume that the Contract Value on that day is $96,878 ($70,142 in the Lifestyle Growth PS Subaccount and $26,736 in the Bond PS Subaccount). The Lifestyle Growth PS Subaccount AEAF is 70. Based on the Contract Value of $96,878, the RV Ratio Band of 4 and the dollar-weighted AEAF of 70, the Portfolio Stabilization Process calculates that $13,779 must be allocated to the Bond PS Subaccount. Since $26,736 is already in the Bond PS Subaccount, WE TRANSFER THE EXCESS AMOUNT OF $12,957 FROM THE BOND PS SUBACCOUNT TO THE LIFESTYLE GROWTH PS SUBACCOUNT.

      b) Since Owner B's Contract is allocated 100% to the Lifestyle Conservative PS Subaccount, THERE IS NO IMPACT FROM AN INCREASE IN THE RV RATIO BAND.

      c) Assume that the RV Ratio Band for Owner C's Contract is 4. If the RV Ratio Bands for the next 5 days are 5, 5, 5, 5, 5, the Portfolio Stabilization Process proceeds to Step Three on the 5th day, since the RV Ratio Band increased from 4 to 5 and remained at 5 for five consecutive days. Assume that the Contract Value on that day is $96,747 ($44,559 in the Lifestyle Balanced PS Subaccount, $44,323 in the Lifestyle Conservative PS Subaccount, and $7,865 in the Bond PS Subaccount). The dollar-weighted AEAF is 35.04 ((50 x $44,559 + 20 x $44,323)/($44,559 + $44,323)). Based on the RV Ratio Band of 5, the
            Portfolio Stabilization Process does not require any transfer to the Bond PS Subaccount. Since $7,865 is already in the Bond PS Subaccount, WE TRANSFER THE $7,865 FROM THE BOND PS SUBACCOUNT PROPORTIONALLY TO THE LIFESTYLE BALANCED AND LIFESTYLE CONSERVATIVE PS SUBACCOUNTS. The amount transferred to the Lifestyle Balanced PS Subaccount is $3,943 and the amount transferred to the Lifestyle Conservative PS Subaccount is $3,922.

      d) Assume that the RV Ratio Band for Owner D's Contract is 3. If the RV Ratio Bands for the next 10 days are 3, 3, 4, 4, 3, 4, 4, 4, 4, 4, the Portfolio Stabilization Process proceeds to Step Three on the 10th day since the RV Ratio Band increased from 3 to 4 and remained at 4 for five consecutive days. Assume that the Contract Value on that day is $96,374 ($69,966 in the Lifestyle Growth PS Subaccount, $9,467 in the Ultra Short Term Bond Subaccount and $16,941 in the Bond PS Subaccount). 100% of the Contract Value in the Lifestyle PS Subaccounts is in the Lifestyle Growth PS Subaccount, so the AEAF is
            70. Based on the Contract Value of $96,374, the RV Ratio Band of 4 and the dollar-weighted AEAF of 70, the Portfolio Stabilization Process calculates that $13,688 must be allocated to the Bond PS Subaccount. Since $9,467 is allocated to the Ultra Short Term Bond Subaccount and $16,941 is allocated to the Bond PS Subaccount, WE TRANSFER THE EXCESS AMOUNT OF $12,720 ($9,467 + $16,941 - $13,688)
            FROM THE BOND PS SUBACCOUNT TO THE LIFESTYLE GROWTH PS SUBACCOUNT. The Portfolio Stabilization Process does not transfer money from the Ultra Short Term Bond Subaccount.

EXAMPLE 4: RV RATIO IS LESS THAN 82.5%

      a) Assume that the RV Ratio reduces to less than 82.5%, resulting in an RV Ratio Band of 0 for Owner A's Contract. $61,238 is in the Bond PS Subaccount and the remainder of the total Contract Value of $87,237 is in the Lifestyle Growth PS Subaccount. On the next Monthly Anniversary, the portion of the Contract Value in the Bond PS Subaccount decreases to $58,070 while the portion in the Lifestyle Growth PS Subaccount decreases to $21,975, for a total Contract Value of $80,045. The Reference Value is still $107,145 so the RV Ratio is 74.71% and the RV Ratio Band is 0. Based on the Contract Value of $80,045, the RV Ratio Band of 0 and the AEAF of 70, the Portfolio Stabilization Process requires $57,175 to be allocated to the Bond PS Subaccount. As described in Step Four of the Portfolio Stabilization Process, WE WILL TRANSFER $895 FROM THE BOND PS SUBACCOUNT TO THE LIFESTYLE GROWTH PS SUBACCOUNT.

      b) Since Owner B's Contract is allocated 100% to the Lifestyle Conservative PS Subaccount, even when the RV Ratio Band is 0 on a Monthly Anniversary, the Portfolio Stabilization Process will determine that there is NO REQUIRED ALLOCATION TO THE BOND PS SUBACCOUNT.

      c) Assume that the RV Ratio reduces to less than 82.5% resulting in an RV Ratio Band of 0 for Owner C's Contract. $34,389 is in the Bond PS Subaccount, $23,779 in the Lifestyle Balanced PS Subaccount and $26,773 in the Lifestyle Conservative PS Subaccount. On the next Monthly Anniversary the portion of the Contract Value in the Bond PS Subaccount decreases to $33,068, the portion in the Lifestyle Balanced PS Subaccount decreases to $22,969 and the portion in the Lifestyle Conservative PS decreases to $25,784, for a total Contract Value of $81,821. The Reference Value is still $103,878 so the RV Ratio is 78.77% and the RV Ratio Band is 0. The dollar weighted AEAF is 34.13. Based on the Contract Value of $81,821, the RV Ratio Band of 0 and the AEAF of 34.13, the Portfolio Stabilization Process requires $33,880 to be allocated to the Bond PS Subaccount. As described in Step Four of the Portfolio Stabilization Process, WE TRANSFER $812 TO THE BOND PS SUBACCOUNT PROPORTIONALLY FROM THE LIFESTYLE MODERATE PS AND LIFESTYLE CONSERVATIVE PS SUBACCOUNTS ($383 from the Lifestyle Moderate PS Subaccount and $430 from the Lifestyle Conservative PS Subaccount).

      d) Assume that the RV Ratio reduces to less than 82.5% resulting in an RV Ratio Band of 0 for Owner D's Contract. $51,870 is in the Bond PS Subaccount, $25,694 in the Lifestyle Growth PS Subaccount and $8,965 in the Ultra Short Term Bond Subaccount. On a subsequent Monthly Anniversary the portion of the Contract Value in the Bond PS Subaccount increases to $52,694, the portion in the Lifestyle Growth PS Subaccount decreases to $25,373 and the portion in the Ultra Short Term Bond Subaccount increases to $9,008, for a total Contract Value of $87,074. The Reference Value is still $106,461 so the RV Ratio is 81.79% and the RV Ratio Band is 0. The dollar weighted AEAF is 70. Based on the Contract Value of $87,074, the RV Ratio Band of 0 and the AEAF of 70, the Portfolio Stabilization Process requires $60,835 to be allocated to the Bond PS Subaccount. As described in Step Four, the Portfolio Stabilization Process will determine that the $9,008 already in the Ultra Short Term Bond Subaccount reduces the required allocation to the Bond PS Subaccount to $51,827. THEREFORE, WE TRANSFER $867 FROM THE BOND PS SUBACCOUNT TO THE LIFESTYLE GROWTH PS SUBACCOUNT since there is an excess in the Bond PS Subaccount.

EXAMPLE 5: WITHDRAWALS

      a) Assume that Owner A takes a withdrawal of the Lifetime Income Amount on a day when the Contract Value is $95,268 ($68,358 in the Lifestyle Growth PS Subaccount and $26,910 in the Bond PS Subaccount), the Reference Value is $107,166, the RV Ratio Band is 3 and the Lifetime Income Amount is $5,000. We withdraw the $5,000 proportionally from the Lifestyle Growth PS and Lifestyle Bond PS Subaccounts. The balance in the Lifestyle Growth PS Subaccount following the withdrawal is $64,770 ($68,358 - $5,000 x $68,358/$95,268). The balance in the Bond PS Subaccount is $25,497 ($26,910 - $5,000 x $26,910/$95,268). The total Contract Value after the withdrawal is $90,268. The withdrawal of the Lifetime Income Amount does not reduce the Reference Value so the RV Ratio is now 84.23% ($90,268/$107,166). The RV Ratio Band is 1. Based on the
            Contract Value of $90,268, the RV Ratio Band of 1 and the AEAF of 70, the Portfolio Stabilization Process requires $50,521 to be allocated to the Bond PS Subaccount, and THEREFORE WE TRANSFER $25,024 FROM THE LIFESTYLE GROWTH PS SUBACCOUNT TO THE BOND PS SUBACCOUNT.

      b) Assume that Owner B takes a withdrawal of $10,000 on a day when the Contract Value is $98,723 (100% in the Lifestyle Conservative PS Subaccount), the Reference Value is $101,961, the RV Ratio Band is 5 and the Lifetime Income Amount is $5,000. We first reduce the Contract Value to $93,723 due to the withdrawal of the $5,000. This portion of the withdrawal does not reduce the Reference Value. The remaining $5,000 of the withdrawal reduces the Contract Value to $88,723. This

            Excess Withdrawal reduces the Reference Value in the same proportion as it reduces the Contract Value. The reduced Reference Value is $96,522 ($101,961 - $5,000/$93,723 x $101,961). The RV Ratio is now
            91.92% ($88,723/$96,522). The RV Ratio Band is 4. Based on the Contract Value of $88,723, the RV Ratio Band of 4 and the AEAF of 20, there is NO REQUIRED ALLOCATION TO THE BOND PS SUBACCOUNT.

      c) Assume that Owner C takes a withdrawal of $5,000 prior to the Lifetime Income Date when the Contract Value is $95,409 ($41,687 in the Lifestyle Balanced PS Subaccount, $45,946 in the Lifestyle Conservative PS Subaccount, and $7,776 in the Bond PS Subaccount), the Reference Value is $103,878 and the RV Ratio Band is 4. The total Contract Value after the withdrawal is $90,409. The withdrawal is an Excess Withdrawal since it is prior to the Lifetime Income Date, and therefore it reduces the Reference Value proportionally. Since the Reference Value is reduced in the same proportion as the Contract Value, the RV Ratio and RV Ratio Band do not change. Since the RV Ratio Band is still equal to 4, the PORTFOLIO STABILIZATION PROCESS DOES NOT PROCEED TO STEP THREE.

      d) Assume that Owner D takes a withdrawal of the Lifetime Income Amount when the Contract Value is $93,947 ($64,676 in the Lifestyle Growth PS Subaccount, $9,665 in the Ultra Short Term Bond Subaccount and $29,605 in the Bond PS Subaccount), the Reference Value is $106,461, the RV Ratio Band is 3 and the Lifetime Income Amount is $5,000. The $5,000 is withdrawn proportionally from the Lifestyle Growth PS, Ultra Short Term Bond and Bond PS Subaccounts. The balance in the Lifestyle Growth PS Subaccount following the withdrawal is $51,766 ($64,676 - $5,000 x $64,676/$93,947). The balance in the Ultra Short
            Term Bond Subaccount is $9,150 ($9,665 - $5,000 x $9,665/$93,947).
            The balance in the Bond PS Subaccount is $28,030 ($29,605 - $5,000 x $29,605/$93,947). The total Contract Value after the withdrawal is $88,947. The withdrawal of the Lifetime Income Amount does not reduce the Reference Value, so the RV Ratio is now 83.55% ($88,947/$106,461). The RV Ratio Band is 1. Based on the Contract Value of $88,947, the RV Ratio Band of 1 and the AEAF of 70, the Portfolio Stabilization Process requires $50,189 to be allocated to the Bond PS Subaccount. The $9,150 in the Ultra Short Term Bond Subaccount is credited toward that amount, reducing it to $41,038. THEREFORE WE TRANSFER $13,009 ($41,038 - $28,030) FROM THE LIFESTYLE GROWTH PS SUBACCOUNT TO THE BOND PS SUBACCOUNT.

EXAMPLE 6:  ADDITIONAL PURCHASE PAYMENTS

      a) Assume Owner A makes an Additional Purchase Payment of $10,000 when the Contract Value is $90,763 ($39,604 in the Lifestyle Growth PS Subaccount and $51,159 in the Bond PS Subaccount), the Reference Value is $107,145 and the RV Ratio Band is 1. The Contract Value increases to $100,763 ($49,604 in the Lifestyle Growth PS Subaccount and $51,159 in the Bond PS Subaccount). The Reference Value increases by $5,000 - the excess of the Additional Purchase Payment over the prior withdrawal of $5,000 that did not reduce the Reference Value. The new Reference Value is $112,145. The RV Ratio is 89.88% ($100,763/$112,115) and the RV Ratio Band is 3. Based on the Contract Value of $100,763, the RV Ratio Band of 3 and the AEAF of 70, the Portfolio Stabilization Process requires $52,878 to be allocated to the Bond PS Subaccount. THEREFORE WE TRANSFER $1,720 FROM THE LIFESTYLE GROWTH PS SUBACCOUNT TO THE BOND PS SUBACCOUNT. In this example, although the RV Ratio Band increases as a result of the Additional Purchase Payment, a transfer to the Bond PS Subaccount is required because the entire Additional Purchase Payment went into the Lifestyle Growth PS Subaccount.

      b) Assume Owner B makes an Additional Purchase Payment of $10,000 allocated to the Lifestyle Moderate PS Subaccount when the Contract Value is $88,387 (100% in the Lifestyle Conservative PS Subaccount), the Reference Value is $96,522 and the RV Ratio Band is 4. The Contract Value increases to $98,387 ($88,387 in the Lifestyle Conservative PS Subaccount and $10,000 in the Lifestyle Moderate PS Subaccount). The Reference Value increases by the total Additional Purchase Payment of $10,000 since the prior withdrawal reduced the Reference Value. The new Reference Value is $106,522. The RV Ratio is 92.36% ($98,387/$106,522) and the RV Ratio Band is 4. The
            dollar-weighted AEAF is based on the portions of the Contract Value in the Lifestyle Conservative PS and Lifestyle Moderate PS Subaccounts, and is 22.03 ((20 x $88,387 + 40 x $10,000)/$98,387).
            Based on the Contract Value of $98,387, the RV Ratio Band of 4 and the AEAF of 22.03, the Portfolio Stabilization Process requires $1,769 to be allocated to the Bond PS Subaccount. THEREFORE WE TRANSFER $1,769 PROPORTIONALLY FROM THE LIFESTYLE CONSERVATIVE PS AND THE LIFESTYLE MODERATE PS SUBACCOUNTS TO THE BOND PS SUBACCOUNT. The amount transferred from the Lifestyle Conservative PS Subaccount is $1,589 ($1,769 x $88,387/$98,387) and the amount transferred from the Lifestyle Moderate PS Subaccount is $180 ($1,769 x $10,000/$98,387).

      c) Assume Owner C makes an Additional Purchase Payment of $10,000 allocated 50% to the Lifestyle Balanced PS Subaccount and 50% to the Lifestyle Conservative PS Subaccount. The Contract Value prior to the Additional Purchase Payment is $90,957 ($39,829 in the Lifestyle Balanced PS Subaccount, $43,748 in the Lifestyle Conservative PS Subaccount and $7,380 in the Bond PS Subaccount). The Reference Value is $98,434 and the RV Ratio Band is 4. The Contract Value increases to $100,957 ($44,829 in the Lifestyle Balanced PS Subaccount, $48,748 in the Lifestyle Conservative PS Subaccount and $7,380 in the Bond PS Subaccount). Next, the Reference Value increases by the total Additional Purchase Payment of $10,000 since the prior withdrawal reduced the Reference Value. The new Reference Value is $108,434. The RV Ratio is 93.10% ($100,957/$108,434) and
            the RV Ratio Band is 5. The dollar-weighted AEAF, calculated based on the portions of the Contract Value allocated to the Lifestyle Balanced PS and Lifestyle Conservative PS Subaccounts, is 34.37 ((50 x $44,829 + 20 x $48,748)/($44,829 + $48,748)). Based on the RV
            Ratio Band of 5 the Portfolio Stabilization Process does not require any amount to be allocated to the Bond PS Subaccount. WE PROCEED TO STEP FOUR AND TRANSFER THE $7,380 FROM THE BOND PS SUBACCOUNT PROPORTIONALLY TO THE LIFESTYLE BALANCED PS AND THE LIFESTYLE CONSERVATIVE PS SUBACCOUNTS. The amount transferred to the Lifestyle Balanced PS Subaccount is $3,536 ($7,380 x $44,829/($44,829 + $48,748)), and the amount transferred to the Lifestyle Conservative PS Subaccount is $3,845 ($7,380 x $48,748/($44,829 + $48,748)).

      d) Assume Owner D makes an Additional Purchase Payment of $5,000 allocated 90% to the Lifestyle Growth PS Subaccount and 10% to the Ultra Short Term Bond Subaccount. The Contract Value prior to the Additional Purchase Payment is $89,413 ($39,096 in the Lifestyle Growth PS Subaccount, $9,214 in the Ultra Short Term Bond Subaccount and $41,103 in the Bond PS Subaccount). The Reference Value is $106,461 and the RV Ratio Band is 1. The Contract Value increases to $94,413 ($43,596 in the Lifestyle Growth PS Subaccount, $9,714 in the Ultra Short Term Bond Subaccount and $41,103 in the Bond PS Subaccount). Since the prior $5,000 withdrawal did not reduce the Reference Value, that withdrawal is subtracted from the $5,000 Additional Purchase Payment, resulting in no increase to the Reference Value. The RV Ratio is 88.68% ($94,413/$106,461), and the RV Ratio Band is 3. The dollar-weighted AEAF is equal to the AEAF for the Lifestyle Growth PS Subaccount, or 70. Based on the Contract Value of $94,413, the RV Ratio Band of 3 and the AEAF of 70, the Portfolio Stabilization Process requires $26,615 to be allocated to the Bond PS Subaccount. The total Contract Value allocated to both the Ultra Short Term Bond Subaccount and the Bond PS Subaccount is $50,818. THEREFORE WE TRANSFER THE EXCESS ALLOCATION OF $24,202 ($50,818 - $26,615) FROM THE BOND PS SUBACCOUNT TO THE LIFESTYLE GROWTH PS SUBACCOUNT.

EXAMPLE 7: TRANSFERS

      a) Assume that two days after the Additional Purchase Payment, when the Contract Value is $100,767 ($48,399 in the Lifestyle Growth PS Subaccount and $52,368 in the Bond PS Subaccount), Contract Owner A elects to transfer the balance from the Lifestyle Growth PS Subaccount to the Lifestyle Balanced PS Subaccount. There is no change to the RV Ratio or the RV Ratio Band. As a result of the transfer the AEAF is now 50. Based on the Contract Value of $100,767, the RV Ratio Band of 3 and the AEAF of 50, the Portfolio Stabilization Process requires $44,418 to be allocated to the Bond PS Subaccount. THEREFORE WE PROCEED TO STEP FOUR AND TRANSFER $7,950 FROM THE BOND PS SUBACCOUNT TO THE LIFESTYLE BALANCED PS SUBACCOUNT.

      b) Assume that two days after the Additional Purchase Payment, when the Contract Value is $97,241 ($85,509 in the Lifestyle Conservative PS Subaccount, $9,961 in the Lifestyle Moderate PS Subaccount, and $1,770 in the Bond PS Subaccount), Contract Owner B elects to transfer $20,000 from the Lifestyle Conservative PS Subaccount to the Lifestyle Moderate PS Subaccount. The RV Ratio Band of 4 does not change as a result of the transfer. As a result of the transfer the AEAF in now 26.28 ((40 x $29,961 + 20 x $65,509)/($29,961 +
            $65,509)). Based on the Contract Value of $97,241, the RV Ratio Band of 4 and the AEAF of 26.28, the Portfolio Stabilization Process requires $4,580 to be allocated to the Bond PS Subaccount. THEREFORE WE PROCEED TO STEP FOUR AND TRANSFER $2,810 PROPORTIONALLY FROM THE LIFESTYLE MODERATE PS SUBACCOUNT AND THE LIFESTYLE CONSERVATIVE PS SUBACCOUNT TO THE BOND PS SUBACCOUNT.

      c) Assume that two days after the Additional Purchase Payment, when the Contract Value is $100,295 ($47,719 in the Lifestyle Balanced PS Subaccount and $52,576 in the Lifestyle Conservative PS Subaccount), Contract Owner C elects to transfer the balance from the Lifestyle Moderate PS Subaccount to the Lifestyle Conservative PS Subaccount. There is no change to the RV Ratio or the RV Ratio Band as a result of the transaction. As a result of the transfer the AEAF is now 20. Based on the Contract Value of $100,295, the RV Ratio Band of 4 and the AEAF of 20, THERE IS NO REQUIRED ALLOCATION TO THE BOND PS SUBACCOUNT.

      d) Assume that two days after the Additional Purchase Payment, when the Contract Value is $94,517 ($67,794 in the Lifestyle Growth PS Subaccount, $9,763 in the Ultra Short Term Bond Subaccount, and $16,960 in the Bond PS Subaccount), Contract Owner D elects to transfer $20,000 from the Lifestyle Growth PS Subaccount to the Ultra Short Term Bond Subaccount. There is no change to the RV Ratio or the RV Ratio Band. The AEAF is still 70. Based on the Contract Value of $94,517, the RV Ratio Band of 3 and the AEAF of 70, the Portfolio Stabilization Process requires $26,615 to be allocated to the Bond PS Subaccount. Therefore we proceed to Step Four. The total Contract Value in the Ultra Short Term Bond Subaccount is now $29,763, which exceeds the required allocation. WE TRANSFER THE $16,960 BALANCE IN THE BOND PS SUBACCOUNT TO THE LIFESTYLE GROWTH PS SUBACCOUNT. No portion of the Ultra Short Term Bond Subaccount will be transferred.

[JOHN HANCOCK LOGO]
THE FUTURE IS YOURS(R)

                To obtain a Venture(R) Frontier Variable Annuity
              Account Statement of Additional Information ("SAI")

                              Send this request to:

 FOR CONTRACTS ISSUED IN A STATE/JURISDICTION OTHER THAN THE STATE OF NEW YORK:
                             Venture(R) Frontier SAI
                      John Hancock Annuities Service Center
                              Post Office Box 9505
                            Portsmouth, NH 03802-9505

                 FOR CONTRACTS ISSUED IN THE STATE OF NEW YORK:
                           Venture(R) Frontier NY SAI
                      John Hancock Annuities Service Center
                              Post Office Box 9506
                            Portsmouth, NH 03802-9506

                                                    CUT ALONG DOTTED LINE [LOGO]
--------------------------------------------------------------------------------

      Please send me a VENTURE(R) FRONTIER VARIABLE ANNUITY Statement of Additional Information dated June 13, 2011, for

      [ ] Contracts issued in a state/jurisdiction other than the State of New York (Separate Account H).

      [ ] Contracts issued in the State of New York (Separate Account A).

      Please check one box. If no box is checked, we will mail the Statement of Additional Information applicable to contracts with the address of record written below. If no contracts are listed with the address of record written below, we may be unable to fulfill the request.

      Name______________________________________________________________________

      Address___________________________________________________________________

      City________________________State _____________ Zip ______________________

     Venture(R) is a registered service mark of John Hancock Life Insurance Company (U.S.A.) and is used under license by John Hancock Life Insurance
                               Company of New York

                                             Statement of Additional Information
                                                             dated June 13, 2011

                             (JOHN HANCOCK(R) LOGO)
                             JOHN HANCOCK ANNUITIES

                       Statement of Additional Information
         John Hancock Life Insurance Company (U.S.A.) Separate Account H

THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT A PROSPECTUS. This Statement of Additional Information should be read in conjunction with the Prospectus dated the same date as this Statement of Additional Information. This Statement of Additional Information describes additional information regarding the flexible purchase payment deferred variable annuity contracts (singly, a "Contract" and collectively, the "Contracts" issued by JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) ("John Hancock USA") in all jurisdictions except the state of New York as follows:

                       CONTRACT ISSUED BY JOHN HANCOCK USA

                      Venture(R) Frontier Variable Annuity
                      Venture(R) 7 Series Variable Annuity
                      Venture(R) 4 Series Variable Annuity

You may obtain a copy of the Prospectus for the Contract or Contracts listed above by contacting us at the following addresses:

                  JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

       John Hancock Annuities Service Center   Mailing Address
       164 Corporate Drive                     Post Office Box 9505
       Portsmouth, NH 03801-6815               Portsmouth, NH 03802-9505
       (800) 344-1029                          www.jhannuities.com

JHUSA SEP ACCT H SAI Venture(R) Series Chassis 06/11

                                Table of Contents

GENERAL INFORMATION AND HISTORY ..........................................     1
JOHN HANCOCK VARIABLE INSURANCE TRUST PORTFOLIO HOLDINGS CURRENTLY POSTED
   ON A WEBSITE ..........................................................     1
ACCUMULATION UNIT VALUE TABLES ...........................................     1
SERVICES .................................................................     1
   Independent Registered Public Accounting Firm .........................     1
   Servicing Agent .......................................................     2
   Principal Underwriter .................................................     2
   Special Compensation and Reimbursement Arrangements ...................     2
STATE VARIATIONS REGARDING RECOGNITION OF SAME-SEX COUPLES ...............     5
ADDITIONAL INFORMATION ABOUT THE PORTFOLIO STABILIZATION PROCESS .........     6
QUALIFIED PLAN TYPES .....................................................     8
LEGAL AND REGULATORY MATTERS .............................................    13
APPENDIX A: AUDITED FINANCIAL STATEMENTS .................................   A-1

                         General Information and History

John Hancock Life Insurance Company (U.S.A.) Separate Account H, (the "Separate Account") (formerly, The Manufacturers Life Insurance Company (U.S.A.) Separate Account H) is a separate investment account of John Hancock Life Insurance Company (U.S.A.), ("we," "us," "the Company," or "John Hancock USA") (formerly, The Manufacturers Life Insurance Company (U.S.A.)). We are a stock life insurance company organized under the laws of Delaware in 1979 and reorganized under the laws of Michigan in 1992. Our principal office is located at 38500 Woodward Avenue Bloomfield Hills, Michigan 48304. We also have an Annuities Service Center located at 164 Corporate Drive, Portsmouth, New Hampshire 03801-6815. Our ultimate parent is Manulife Financial Corporation ("MFC") based in Toronto, Canada. MFC is the holding company of The Manufacturers Life Insurance Company and its subsidiaries, collectively known as Manulife Financial.

The Separate Account was established on August 24, 1984 as a separate account of The Manufacturers Life Insurance Company of North America ("Manulife North America"), another wholly-owned subsidiary of MFC which on January 1, 2002 merged into the Company. As a result of this merger, the Company became the owner of all of Manulife North America's assets, including the assets of the Separate Account and assumed all of Manulife North America's obligations under previously issued variable annuity contracts.

Our financial statements which are included in this Statement of Additional Information should be considered only as bearing on our ability to meet our obligations under the Contracts. They should not be considered as bearing on the investment performance of the assets held in the Separate Account.

       John Hancock Variable Insurance Trust Portfolio Holdings Currently
                               Posted on a Website

Each of the John Hancock Variable Insurance Trust's Fund of Funds that are available under the Contracts invests in shares of other funds. The John Hancock Variable Insurance Trust has adopted a policy to post each of these Fund of Funds' holdings in other funds on a website within 30 days after each calendar quarter end and within 30 days after any material changes are made to the holdings of a Fund of Fund. In addition, the ten largest holdings of each fund will be posted to the website 30 days after each calendar quarter end. The information described above will remain on the website until the date the John Hancock Variable Insurance Trust files its Form N-CSR or Form N-Q with the SEC for the period that includes the date as of which the website information is current. John Hancock Variable Insurance Trust's Form N-CSR and Form N-Q will contain each fund's entire portfolio holdings as of the applicable calendar quarter end.

You may access information on holdings for the Funds of Funds available under your Contract on the following website:

  http://www.jhannuities.com/Marketing/Portolios/PortfoliosManagementTeamPage.
                               aspx?globalNavID=21

We provide this information in connection with our Contracts, but the John Hancock Variable Insurance Trust is responsible for the accuracy and validity of the information on holdings for the Funds of Funds posted on the website.

                         Accumulation Unit Value Tables

The Accumulation Unit Value Tables are located in Appendix U of the product prospectus.

                                    Services

Independent Registered Public Accounting Firm

The consolidated financial statements of John Hancock Life Insurance Company (U.S.A.) at December 31, 2010 and 2009, and for each of the three years in the period ended December 31, 2010, and the financial statements of John Hancock Life Insurance Company (U.S.A.) Separate Account H at December 31, 2010, and for each of the two years in the period ended December 31, 2010, appearing in this Statement of Additional Information of the Registration Statement have been audited by Ernst & Young LLP, independent registered public accounting firm, as set forth in their reports thereon appearing elsewhere herein, and are included in reliance upon such reports given on the authority of such firm as experts in accounting and auditing.

Servicing Agent

Computer Sciences Corporation Financial Services Group ("CSC FSG") provides to us a computerized data processing recordkeeping system for variable annuity administration. CSC FSG provides various daily, semimonthly, monthly, semiannual and annual reports including:

     - daily updates on accumulation unit values, variable annuity participants and transactions, and agent production and commissions;

     -    semimonthly commission statements;

     -    monthly summaries of agent production and daily transaction reports;

     -    semiannual statements for Contract Owners; and

     -    annual Contract Owner tax reports.

We pay CSC FSG approximately $7.80 per Contract per year, plus certain other fees for the services provided.

Principal Underwriter

John Hancock Distributors, LLC, ("JH Distributors"), an indirect wholly owned subsidiary of MFC, serves as principal underwriter of the Contracts. Contracts are offered on a continuous basis. The aggregate dollar amounts of underwriting commissions paid to JH Distributors in 2010, 2009, and 2008 were $369,132,052, $421,625,749, and $597,650,909, respectively.

Special Compensation and Reimbursement Arrangements

The Contracts are primarily sold through selected firms. The Contracts' principal distributor, JH Distributors, and its affiliates (collectively, "JHD") pay compensation to broker-dealers (firms) for the promotion and sale of the Contracts. The compensation JHD pays may vary depending on each firm's selling agreement and the specific Contract(s) distributed by the firm, but compensation (inclusive of wholesaler overrides and expense allowances) paid to the firms for sale of the Contracts is not expected to exceed the standard compensation amounts referenced in the Prospectus for the applicable Contract. The amount and timing of this compensation may differ among firms.

The registered representative through whom your Contract is sold will be compensated pursuant to that registered representative's own arrangement with his or her broker-dealer. The registered representative and the firm may have multiple options on how they wish to allocate their commissions and/or compensation. We are not involved in determining your registered representative's compensation. You are encouraged to ask your registered representative about the basis upon which he or she will be personally compensated for the advice or recommendations provided in connection with the sale of your Contract.

Compensation to firms for the promotion and sale of the Contracts is not paid directly by Contract owners, but we expect to recoup it through the fees and charges imposed under the Contract.

We may, directly or through JHD, make additional payments to firms, either from 12b-1 distribution fees received from the Contracts' underlying investment Portfolios or out of our own resources. These payments are sometimes referred to as "revenue sharing." Revenue sharing expenses are any payments made to broker-dealers or other intermediaries to either (i) compensate the intermediary for expenses incurred in connection with the promotion and/or sale of John Hancock investment products, or (ii) obtain promotional and/or distribution services for John Hancock investment products. Many firms that sell the Contracts receive one or more types of these cash payments.

We are among several insurance companies that pay additional payments to certain firms to receive "preferred" or recommended status. These privileges include: additional or special access to sales staff; opportunities to provide and/or attend training and other conferences; advantageous placement of our products on customer lists ("shelf-space arrangements"); and other improvements in sales by featuring our products over others.

Revenue sharing payments assist in our efforts to promote the sale of the Contracts and could be significant to a firm. Not all firms, however, receive additional compensation. We determine which firms to support and the extent of the payments we are willing to make, and generally choose to compensate firms that are willing to cooperate with our promotional efforts and have a strong capability to distribute the Contracts. We do not make an independent assessment of the cost of providing such services. Instead, we agree with the firm on the methods for calculating any additional compensation. The methods, which vary by firm and are further described below, may include different categories to measure the amount of revenue sharing payments, such as the level of sales, assets attributable to the firm and the variable annuity contracts covered under the arrangement (including contracts issued by any of our affiliates). The categories of revenue sharing payments that we may provide to firms, directly or through JHD, are not mutually exclusive and may vary from Contract to Contract. We or our affiliates may make additional types of revenue sharing payments for other products, and may enter into new revenue sharing arrangements in the future. The following list includes the names of member firms of the Financial Industry Regulatory Authority ("FINRA,") (or their affiliated broker-dealers) that we are aware (as of December 31, 2010) received a revenue sharing payment of more than $5,000 with respect to annuity business during the latest calendar year:

NAME OF FIRM

                                   DISTRIBUTOR

                            1st Global Capital Corp.
                        AIG - FSC Securities Corporation
                              AIG - SagePoint, Inc
                      American Porfolios Financial Services
                                AXA Advisors, LLC
                      Banc of America Investment Serv., Inc
                           Cadaret, Grant & Co., Inc.
                          Cambridge Investment Research
                            CCO Investment Servies Co
                               Centaurus Financial
                         Citigroup Global Markets, Inc.
                               Comerica Securities
                         Commonwealth Financial Network
                         Crown Capital Securities, L.P.
                          CUSO Financial Services, L.P.
                             Edward Jones Co., L.P.
                          Fifth Third Securities, Inc.
                             First Allied Securities
                               Founders Financial
                         Geneos Wealth Management, Inc.
                          H.D. Vest Investment Services
                            Harbour Investments Inc.
                        Independent Financial Group, LLC
                    ING - Financial Network Investment Corp.
                  ING - Multi-Financial Securities Corporation
                    ING - PrimeVest Financial Services, Inc.
                             ING Financial Partners
                                Investacorp, Inc.
                                Investors Capital
                        J.J.B. Hilliard, W.L. Lyons, Inc
                              James T Borello & Co
                          Janney Montgomery Scott, LLC
                         John Hancock Financial Network
                          Key Investment Services, LLC
                           Lasalle St. Securities, LLC
                     Lincoln Financial Advisors Corporation
                       Lincoln Financial Securities Corp.
                               LPL Financial Corp.
                                   M & T Bank
                           M Holdings Securities, Inc.

                                   DISTRIBUTOR

                   Merrill Lynch, Pierce, Fenner & Smith, Inc.
                          MML Investors Services, Inc.
                       Money Concepts Capital Corporation
                            Morgan Keegan & Co., Inc.
                           Morgan Stanley & Co., Inc.
                                 Next Financial
                                 NFP Securities
                       NPH - Invest Financial Corporation
                    PAC - United Planners Financial Services
                            People's Securities, Inc
                                ProEquities, Inc.
                            Raymond James Associates
                        Raymond James Financial Services
                             RBC Dain Capital, Inc.
                            Securities America, Inc.
                           Sigma Financial Corporation
                        Stifel, Nicolaus & Company, Inc.
                        SunTrust Investment Services Inc.
                        The Huntington Investment Company
                          Tower Square Securities, Inc.
                      Transamerica Financial Advisors, Inc.
                          UBS Financial Services, Inc.
                         Walnut Street Securities, Inc.
                          Wells Fargo Investments, LLC
                       Wells Fargo Sec. Financial Network
                        Wells Fargo Securities LLC, (ISG)
                        Wells Fargo Securities LLC, (PCG)
                        Woodbury Financial Services, Inc.

Your registered representative can provide you with more information about the compensation arrangements that apply upon the sale of a variable annuity contract.

Inclusion on this list does not imply that these sums necessarily constitute "special cash compensation" as defined by NASD Conduct Rule 2830(l)(4). We will endeavor to update this listing annually; interim arrangements may not be reflected. We assume no duty to notify any investor whether his or her registered representative is or should be included in any such listing. You are encouraged to review the prospectus for each Portfolio for any other compensation arrangements pertaining to the distribution of Portfolio shares.

We may, directly or through JHD, also have arrangements with intermediaries that are not members of FINRA.

Sales and Asset Based Payments. We may, directly or through JHD, make revenue sharing payments as incentives to certain firms to promote and sell the Contracts. We hope to benefit from revenue sharing by increasing Contract sales. In consideration for revenue sharing, a firm may feature the Contracts in its sales system or give us additional access to members of its sales force or management. In addition, a firm may agree to participate in our marketing efforts by allowing us to participate in conferences, seminars or other programs attended by the firm's sales force. Although a firm may seek revenue sharing payments to offset costs incurred by the firm in servicing its clients that have purchased the Contracts, the firm may earn a profit on these payments. Revenue sharing payments may provide a firm with an incentive to favor the Contracts in its sales efforts.

The revenue sharing payments we make may be calculated on sales of our products by the firm ("Sales-Based Payments"). These payments are based upon a percentage of the total amount of money received, or anticipated to be received, for sales through a firm of some or all of the insurance products that we and/or our affiliates offer. We make these payments on a periodic basis.

Such payments also may be calculated based upon the "assets under management" attributable to a particular firm ("Asset-Based Payments"). These payments are based upon a percentage of the contract value of some or all of our (and/or our affiliates') insurance products that were sold through the firm. We make these payments on a periodic basis.

Sales-Based Payments primarily create incentives to make new sales of our insurance products and Asset-Based Payments primarily create incentives to service and maintain previously sold Contracts. We may pay a firm either or both Sales-Based Payments and Asset-Based Payments.

Administrative and Processing Support Payments. We may, directly or through JHD, also make payments to certain firms that sell our products for certain administrative services, including record keeping and sub-accounting Contract owner accounts, and in connection with account maintenance support, statement preparation and transaction processing. The types of payments that we may make under this category include, among others, payment of ticket charges per purchase or exchange order placed by a firm, payment of networking fees in connection with certain mutual fund trading systems, or one-time payments for ancillary services such as setting up funds on a firm's mutual fund trading system.

Other Payments. We may, directly or through JHD, also provide, either from the 12b-1 distribution fees received from the Portfolios underlying the Contracts or out of our own resources, additional compensation to firms that sell or arrange for the sale of Contracts. Such compensation may include seminars for the public, advertising and sales campaigns regarding the Contracts to assist a firm in connection with its systems, operations and marketing expenses, or for other activities of a selling firm or wholesaler. We may contribute to, as well as sponsor, various educational programs, sales contests and/or promotions in which participating firms and their sales persons may receive prizes such as merchandise, cash, or other awards.

Other compensation may be offered to the extent not prohibited by federal or state laws or any self-regulatory agency, such as FINRA. We make payments for entertainment events we deem appropriate, subject to our guidelines and applicable law. These payments may vary widely, depending upon the nature of the event or the relationship. We may make these payments upon the initiation of a relationship with a firm, and at any time thereafter.

We may have other relationships with firms relating to the provisions of services to the Contracts, such as providing omnibus account services, transaction processing services, or effecting portfolio transactions for Portfolios. If a firm provides these services, we may compensate the firm for these services. In addition, a firm may have other compensated or uncompensated relationships with us that are not related to the Contracts.

Signator Investors, Inc. may pay their respective registered representatives additional cash incentives in the form of bonus payments, expense payments, employment benefits or the waiver of overhead costs or expenses in connection with the sale of the Contracts that they would not receive in connection with the sale of contracts issued by unaffiliated companies.

           State Variations Regarding Recognition of Same-Sex Couples

The federal Defense of Marriage Act ("DOMA") does not recognize civil unions or same-sex marriages. Therefore, the federal tax treatment available to spouses who fall within the definition of DOMA may not be available to civil union or same-sex marriage partners. However, the following table identifies the states that may, pursuant to state law, extend to civil union and same-sex marriage partners the same benefits (other than federal tax benefits) that are granted to spouses who fall within the definition of DOMA:

        STATE                 TYPE OF JURISDICTION                               RELATED RULE
--------------------   -----------------------------------   --------------------------------------------------
     California               Domestic Partnership
      Colorado          Designated Beneficiary Agreements    May recognize spouses of civil unions from other
                                                             jurisdictions
     Connecticut                Same-Sex Marriage
District of Columbia          Domestic Partnership,
                                Same-Sex Marriage
       Hawaii          Reciprocal Beneficiary Relationship
      Illinois                     Civil Union
        Iowa                    Same-Sex Marriage
        Maine                 Domestic Partnerships

        STATE                 TYPE OF JURISDICTION                               RELATED RULE
--------------------   -----------------------------------   --------------------------------------------------
      Maryland                Domestic Partnership           Also recognizes spouses of same-sex marriages who
                                                             were married in another jurisdiction
    Massachusetts               Same-Sex Marriage
       Nevada                 Domestic Partnership
    New Hampshire               Same-Sex Marriage
     New Jersey                   Civil Union,               Also recognizes spouses of civil unions who were
                              Domestic Partnership           married in another jurisdiction
      New York                         --                    Recognizes spouses of civil unions and same-sex
                                                             marriages who were married in another jurisdiction
       Oregon                 Domestic Partnership
    Rhode Island              Domestic Partnership           Recognizes spouses of civil unions and same-sex
                                                             marriages who were married in another jurisdiction
       Vermont                  Same-Sex Marriage
     Washington               Domestic Partnership
      Wisconsin               Domestic Partnerships

The table above is current only as of the date of this Statement of Additional Information. Please consult with your own qualified tax advisor for information on: (1) how federal tax rules may affect Contracts where civil union or same-sex marriage partners either singularly or jointly own the Contract, or are designated Annuitant(s), Beneficiary(ies) and/or Covered Person(s); and (2) your state's regulations regarding civil unions and same-sex marriages.

        Additional Information about the Portfolio Stabilization Process

Please read the applicable Prospectus for Venture(R) Frontier Variable Annuity, Venture(R) 7 Series Variable Annuity or Venture(R) 4 Series Variable Annuity Contracts for general information on Contracts issued with an IPFL 6.11 Series Rider. We provide additional information in this section about the Portfolio Stabilization Process we use to monitor Contract Value and to make automatic transfers between the Lifestyle PS Subaccounts and the Bond PS Subaccount.

Determination of Reference Value under STEP ONE of the Portfolio Stabilization Process

Contract Inception

The initial Reference Value is equal to the Contract Value on the Contract Date.

Determination of Monthly Anniversary Dates

The Reference Value will be adjusted on each Monthly Anniversary to equal the greater of (a) the current Reference Value or (b) the Contract Value on that day.

Adjustments for Additional Purchase Payments

Additional Purchase Payments that we accept on any Business Day prior to the Lifetime Income Date increase the Reference Value by the amount of the Additional Purchase Payment.

Additional Purchase Payments that we accept on any Business Day coincident with or after the Lifetime Income Date increase the Reference Value by the excess, if any, of the Additional Payment over any withdrawal since the later of:

(a)  the Lifetime Income Date, or

(b)  the later of:

     (i) the date of an Additional Purchase Payment that increased the Reference Value, or

     (ii) the date of a reduction in the Reference Value.

Adjustments for Excess Withdrawals

The Reference Value will not be adjusted for withdrawals that are less than or equal to the Lifetime Income Amount.

Excess Withdrawals, including all withdrawals prior to the Lifetime Income Date, will reduce the Reference Value in the same proportion as the amount of the withdrawal divided by the Contract Value prior to the withdrawal.

As an example, assume that you own a Contract with an IPFL 6.11 Series Rider on a Business Day, where:

     -    the Business Day is after the Lifetime Income Date,

     -    no withdrawal charges apply,

     -    the Contract Value is $100,000,

     -    the Lifetime Income Amount is $5,000,

     -    the Reference Value is $120,000, and

     -    you withdraw $15,000.

Under these assumptions, the Portfolio Stabilization Process will adjust the Reference Value as follows:

     -    the Excess Withdrawal amount is $15,000 - $5,000, or $10,000,

     - the Contract Value immediately before the Excess Withdrawal is $100,000 - $5,000, or $95,000,

     -    the Contract Value immediately after the Excess Withdrawal is $95,000
          - $10,000, or $85,000, and

     - the adjusted Reference Value is ($120,000 x ($85,000 / $95,000)), or $107,368.

Review of Contract Value Allocation under STEP TWO of the Portfolio Stabilization Process

The Portfolio Stabilization Process uses the term "Target Bond PS Subaccount Allocation" in connection with the review of Contract Value Allocation to describe the target amount required to be maintained in the Bond PS Subaccount, before adjustment to reflect Contract Value allocated to the Ultra Short Term Bond Subaccount. We define the term as follows:

Target Bond PS Subaccount Allocation - The sum of (a) plus (b) minus (c) minus
(d) where:

(a)  Is the minimum of the Contract Value and 80% of the Reference Value

(b)  Is the Reference Value Band multiplied by 2.5% of Reference Value

(c) Is 20 divided by the weighted average AEAF ("WAEAF") multiplied by the minimum of the Contract Value and 80% of the Reference Value

(d) Is the Reference Value Band multiplied by 2.5% of the Reference Value multiplied by F.

     For purposes of the Target Bond PS Subaccount Allocation, "F" is determined as follows:

    32 x WAEAF - 540 + RV Band x (WAEAF - 20)
F = -----------------------------------------
    5 x WAEAF

Automatic Transfers under STEP THREE of the Portfolio Stabilization Process

Whenever a Target Bond PS Subaccount Allocation is calculated, the Portfolio Stabilization Process will compare that amount to the combined Contract Value in the Bond PS Subaccount and the Ultra Short Term Bond Subaccount (the "Combined Contract PS Value").

A. TRANSFERS FROM THE LIFESTYLE PS SUBACCOUNTS. If there is an excess of the Target Bond PS Subaccount Allocation over the Combined Contract PS Value, the excess will be transferred automatically from the Lifestyle PS Subaccounts with current Contract Value to the Bond PS Subaccount. The excess will be transferred on a pro-rata basis from the Lifestyle PS Subaccounts, based on the Contract Value in each Lifestyle PS Subaccount before such transfer.

B. TRANSFERS FROM THE BOND PS SUBACCOUNT TO THE LIFESTYLE PS SUBACCOUNTS. The Portfolio Stabilization Process will result in a transfer to the Lifestyle PS Subaccounts if:

     - the Combined Contract PS Value exceeds the Target Bond PS Subaccount Allocation, and

     - some or all of your Contract Value is currently allocated to the Bond PS Subaccount and any of the Lifestyle PS Subaccounts.

In such an event, your Contract Value allocated to the Bond PS Subaccount, up to the amount of the excess, will be transferred automatically from the Bond PS Subaccount to the Lifestyle PS Subaccounts. The transfer will be on a pro-rata basis into the Lifestyle PS Subaccounts based on the Contract Value in each Lifestyle PS Subaccount before such transfer.

C. TRANSFERS FROM THE BOND PS SUBACCOUNT TO THE ULTRA SHORT TERM BOND SUBACCOUNT OR THE LIFESTYLE CONSERVATIVE PS SUBACCOUNT. The Portfolio Stabilization Process will result in a transfer to the Ultra Short Term Bond Subaccount or the Lifestyle Conservative PS Subaccount if:

     - the Combined Contract PS Value exceeds the Target Bond PS Subaccount Allocation, and

     - you have instructed us to allocate 100% of your available Contract Value to ONE OF the Ultra Short Term Bond Subaccount or the Lifestyle Conservative PS Subaccount, and

     - some of your Contract Value is currently allocated to the Bond PS Subaccount.

In such an event, your Contract Value allocated to the Bond PS Subaccount, up to the amount of the excess, will be transferred automatically to the Subaccount you have instructed.

The Portfolio Stabilization Process will result in a transfer to the Lifestyle Conservative PS Subaccount if:

     - the Combined Contract PS Value exceeds the Target Bond PS Subaccount Allocation, and

     - you have instructed us to allocate 100% of your available Contract Value to A COMBINATION of the Ultra Short Term Bond Subaccount or the Lifestyle Conservative PS Subaccount, and

     - some of your Contract Value is currently allocated to the Bond PS Subaccount.

In such an event, your Contract Value allocated to the Bond PS Subaccount, up to the amount of the excess, will be transferred automatically to the Lifestyle Conservative PS Subaccount.

Processing Transactions Before Performing the Portfolio Stabilization Process

At the end of each Business Day, we will perform the Portfolio Stabilization Process after we process any other transactions under your Contract for that Business Day. The other transactions include any requests for withdrawals, transfers or other Contract benefits received before the end of that Business Day, Additional Purchase Payments received on that Business Day, and any Step-Ups, Credits, deduction of Contract fees and charges or other automated transactions scheduled for that Business Day.

                              Qualified Plan Types

TRADITIONAL IRAS

Individual Retirement Annuities

Section 408 of the Internal Revenue Code ("Code") permits eligible individuals to contribute to an individual retirement program known as an Individual Retirement Annuity or IRA (sometimes referred to as a traditional IRA to distinguish it from the Roth IRA discussed below). IRAs are subject to limits on the amounts that may be contributed and deducted, the persons who may be eligible and the time when distributions may commence. Also, distributions from certain other types of qualified retirement plans may be rolled over on a tax-deferred basis into an IRA. The Contract may not, however, be used in connection with an Education IRA under section 530 of the Code.

The Contract may be issued with a death benefit or certain benefits provided by an optional Rider. The presence of such benefits may increase the amount of any required minimum distributions for IRAs and other Contracts subject to the required minimum distribution rules.

Distributions

In general, unless you have made non-deductible contributions to your IRA, all amounts paid out from a traditional IRA contract (in the form of an annuity, a single sum, death benefits or partial withdrawal), are taxable to the payee as ordinary income. As in the case of a Contract not purchased under a Qualified Plan, you may incur an additional 10% penalty tax if you make a surrender or withdrawal before you reach age 59 1/2 (unless certain exceptions apply as specified in Code section 72(t)). If you have made any non-deductible contributions to an IRA contract, all or part of any withdrawal or surrender distribution, single sum death benefit or annuity payment, may be excluded from your taxable income when you receive the distribution.

The tax law requires that annuity payments or other distributions under a traditional IRA contract begin no later than April 1 of the year following the year in which the Owner attains age 70 1/2. The amount that must be distributed each year is computed on the basis of the Owner's age and the value of the Contract, taking into account both the account balance and the actuarial present value of other benefits provided under the Contract.

ROTH IRAS

Section 408A of the Code permits eligible individuals to contribute to a type of IRA known as a Roth IRA. Roth IRAs are generally subject to the same rules as non-Roth IRAs, but they differ in certain significant respects.

Among the differences are that contributions to a Roth IRA are not deductible and qualified distributions from a Roth IRA are excluded from income. A qualified distribution is a distribution that satisfies two requirements. First, the distribution must be made in a taxable year that is at least five years after the first taxable year for which a contribution to any Roth IRA established for the Owner was made. Second, the distribution must be:

     -    made after the Owner attains age 59 1/2;

     -    made after the Owner's death;

     -    attributable to the Owner being disabled; or

     -    a qualified first-time homebuyer distribution within the meaning of section 72(t) (2) (F) of the Code.

In addition, distributions from Roth IRAs need not commence when the Owner attains age 70 1/2. Distributions must, however, begin after the Owner's death. A Roth IRA may (subject to constraints explained below under "Conversion or Direct Rollover to a Roth IRA") accept a "qualified rollover contribution" from another Roth IRA, a traditional IRA, a qualified retirement plan described in section 401(a) or 403(a) of the Code, a tax-sheltered annuity contract described in section 403(b) of the Code, or an eligible deferred compensation plan maintained by a governmental employer under section 457(b) of the Code.

If the Contract is issued with certain death benefits or benefits provided by an optional Rider, the presence of these benefits may increase the amount of any required minimum distributions for IRAs (which include Roth IRAs) and other Contracts subject to the minimum distribution rules. Also, the state tax treatment of a Roth IRA may differ from the federal income tax treatment of a Roth IRA. YOU SHOULD SEEK INDEPENDENT TAX ADVICE IF YOU INTEND TO USE THE CONTRACT IN CONNECTION WITH A ROTH IRA.

Conversion or Direct Rollover to a Roth IRA

You can convert a traditional IRA to a Roth IRA or directly roll over distributions from a retirement plan described in sections 401(a), 403(a), or 403(b) of the Code or a governmental deferred compensation plan described in section 457(b) of the Code to a Roth IRA. The Roth IRA annual contribution limit does not apply to converted or rollover amounts.

You must, however, pay tax on any portion of the converted or direct rollover amount that would have been taxed if you had not converted or rolled over to a Roth IRA. No similar limitations apply to rollovers to a Roth IRA from another Roth IRA or from a designated Roth account within a qualified retirement plan. Please note that the amount deemed to be the "converted amount" for tax purposes may be higher than the Contract Value because of the deemed value of guarantees. If the converted or rollover amount is held in an annuity contract issued by us, and you ask us to withhold any amount to pay the tax on the conversion or rollover, we will treat the withholding as a contract withdrawal. The amount withheld could reduce the benefit value of any elected optional guarantee Rider, in a proportion determined by the Rider. You may find it advantageous to pay the tax due on the conversion or rollover from resources outside of the annuity contract in order to avoid any benefit reduction. YOU SHOULD SEEK INDEPENDENT TAX ADVICE IF YOU INTEND TO USE THE CONTRACT IN CONNECTION WITH A ROTH IRA.

SIMPLE IRA PLANS

In general, under section 408(p) of the Code a small business employer may establish a SIMPLE IRA retirement plan if the employer employed no more than 100 employees earning at least $5,000 during the preceding year. Under a SIMPLE IRA plan both employees and the employer make deductible contributions. SIMPLE IRAs are subject to various requirements, including limits on the amounts that may be contributed, the persons who may be eligible, and the time when distributions may commence. If the Contract is issued with certain death benefits or benefits provided by an optional Rider, the presence of these benefits may increase the amount of any required minimum distributions for IRAs (which would include SIMPLE IRAs) and other Contracts subject to the minimum distribution rules. The requirements for minimum distributions from a SIMPLE IRA retirement plan are generally the same as those discussed above for distributions from a traditional IRA. The rules on taxation of distributions are also similar to those that apply to a traditional IRA, except that (i) tax free rollovers may be made from a SIMPLE IRA plan only to another SIMPLE IRA plan during the first two years of participation in the plan; and (ii) the penalty tax on early distribution from a SIMPLE IRA plan that occurs during the first two years of participation is 25%, instead of 10%. EMPLOYERS INTENDING TO USE THE CONTRACT IN CONNECTION WITH SUCH PLANS SHOULD SEEK INDEPENDENT TAX ADVICE.

SIMPLIFIED EMPLOYEE PENSIONS (SEP-IRAS)

Section 408(k) of the Code allows employers to establish simplified employee pension plans for their employees, using the employees' IRAs for such purposes, if certain criteria are met. Under these plans the employer may, within specified limits, make deductible contributions on behalf of the employees to IRAs. If the Contract is issued with certain death benefits or benefits provided by an optional Rider, the presence of these benefits may increase the amount of any required minimum distributions for IRAs (which would include SEP-IRAs) and other Contracts subject to the minimum distribution rules. The requirements for minimum distributions from a SEP-IRA, and rules on taxation of distributions from a SEP-IRA, are generally the same as those discussed above for distributions from a traditional IRA.

SECTION 403(B) QUALIFIED PLANS OR TAX-SHELTERED ANNUITIES

Section 403(b) of the Code permits public school employees and employees of certain types of tax-exempt organizations to have their employers purchase annuity contracts for them and, subject to certain limitations, to exclude the Purchase Payments from gross income for tax purposes. These Contracts are commonly referred to as "tax-sheltered annuities." PURCHASERS OF THE CONTRACTS FOR SUCH PURPOSES SHOULD SEEK INDEPENDENT ADVICE AS TO ELIGIBILITY, LIMITATIONS ON PURCHASE PAYMENTS, AND OTHER TAX CONSEQUENCES. In particular, purchasers should note that the Contract provides death benefit options that may exceed the greater of the Purchase Payments and Contract Value. It is possible that the presence of the death benefit could be characterized by the IRS as an "incidental death benefit" and result in currently taxable income to the Owner. There also are limits on the amount of incidental benefits that may be provided under a tax-sheltered annuity. If a Contract is issued with a death benefit or benefits provided by an optional Rider, the presence of these benefits may increase the amount of any required minimum distributions that must be made.

Final regulations concerning tax sheltered annuity contracts became effective on July 26, 2007, but are generally applicable for tax years beginning after December 31, 2008. These regulations require the employer to adopt a written defined contribution plan which, in both form and operation, satisfies the requirements of the regulations. The regulations specify that any exchange of a 403(b) annuity contract for another 403(b) annuity contract occurring after September 24, 2007 will not be treated as a taxable distribution provided the employer and the company issuing the new contract have agreed to share information concerning the employee's employment status, hardship distributions and loans, if any.

Restrictions on Section 403(b) Qualified Plans

AVAILABILITY. We currently are not offering this Contract for use in a retirement plan intended to qualify as a Section 403(b) Qualified Plan (a "Section 403(b) Qualified Plan" or the "Plan") unless (a) we (or an affiliate of ours) previously issued annuity contracts to that retirement plan, (b) the initial purchase payment for the new Contract is sent to us directly from the
Section 403(b) Qualified Plan through your employer, the Plan's administrator, the Plan's sponsor or in the form of a transfer acceptable to us, (c) we have entered into an agreement with your Section 403(b) Qualified Plan concerning the sharing of information related to your Contract (an "Information Sharing Agreement"), and (d) unless contained in the Information Sharing Agreement, we have received a written determination by your employer, the Plan administrator or the Plan sponsor of your Section 403(b) Qualified Plan that the plan qualifies under Section 403(b) of the Code and complies with applicable Treasury regulations (a "Certificate of Compliance") (Information Sharing Agreement and Certificate of Compliance, together the "Required Documentation").

We may accept, reject or modify any of the terms of a proposed Information Sharing Agreement presented to us, and make no representation that we will enter into an Information Sharing Agreement with your Section 403(b) Qualified Plan.

In the event that we do not receive the Required Documentation and you nonetheless direct us to proceed with a rollover transfer of initial Purchase Payment funds, the transfer may be treated as a taxable transaction.

OWNERSHIP. You may not sell, assign, transfer, discount or pledge (as collateral for a loan or as security for the performance of an obligation, or for any other purpose) a 403(b) Qualified Plan Contract or some or all of such a Contract's value to any person other than us without the consent of an employer, a Plan administrator or a Plan sponsor. A request to transfer ownership must be accompanied by the Required Documentation. In the event we do not receive the Required Documentation and you nonetheless direct us to proceed with a transfer of ownership, the transfer may be treated as a taxable transaction and your Contract may no longer be qualified under section 403(b), which may result in additional adverse tax consequences to you.


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ADDITIONAL PURCHASE PAYMENTS. We will not accept Additional Purchase Payments in the form of salary reduction, matching or other similar contributions in the absence of the Required Documentation. Matching or other employer contributions to Contracts issued on or after January 1, 2009, will be subject to restrictions on withdrawals specified in the Section 403(b) Qualified Plan.

We will not knowingly accept transfers, in the absence of the Required Documentation, from another existing annuity contract or other investment under a Section 403(b) Qualified Plan into a previously issued Contract used in a
Section 403(b) Qualified Plan. Provided that we receive the Required Documentation, such transfers shall be made directly from a Plan through an employer, a Plan administrator or a Plan sponsor, or by a transfer acceptable to us.

In the event that we do not receive the Required Documentation and you nonetheless direct us to proceed with the Additional Purchase Payments, the Additional Purchase Payment may be treated as a taxable transaction and your Contract may no longer be qualified under section 403(b), which may result in additional adverse tax consequences to you.

WITHDRAWALS. Tax-sheltered annuity contracts must contain restrictions on withdrawals of:

     - contributions made pursuant to a salary reduction agreement in years beginning after December 31, 1988;

     -    earnings on those contributions; and

     - earnings after 1988 on amounts attributable to salary reduction contributions (and earnings on those contributions) held as of the last day of 1988.

These amounts can be paid only if the employee has reached age 59 1/2, separated from service, died, or become disabled (within the meaning of the tax law), or in the case of hardship (within the meaning of the tax law). The exception for hardship distributions applies to actual elective contributions made after 1988; earnings thereon cannot be distributed on account of hardship. Amounts subject to the withdrawal restrictions applicable to section 403(b)(7) custodial accounts may be subject to more stringent restrictions.

Exercise of the withdrawal right for each withdrawal under the Contract may be subject to the terms of the Section 403(b) Qualified Plan and may require the consent of the employer, the Plan administrator or the Plan sponsor, as well as the participant's spouse, under section 403(b) of the Code and applicable Treasury Regulations.

In the event that we do not receive the Required Documentation and you nonetheless direct us to proceed with the withdrawal, your Contract may no longer be qualified under section 403(b), which may result in additional adverse tax consequences to you. Employer consent is not required when we have received documentation in a form acceptable to us confirming that you have reached age
59 1/2, separated from service, died or become disabled. (These limitations on withdrawals do not apply to the extent we are directed to transfer some or all of the Contract Value to the issuer of another tax-sheltered annuity or into a section 403(b)(7) custodial account.)

LOANS. Loans from Qualified Contracts intended for use under Section 403(b) Qualified Plans, where allowed, are subject to a variety of limitations, including restrictions as to the amount that may be borrowed, the duration of the loan and the manner in which the loan must be repaid. We currently offer a loan privilege to Owners of Contracts issued in connection with Section 403(b) Qualified Plans: (1) that were issued prior to January 1, 2009; (2) that are not subject to Title 1 of ERISA, and (3) that have not elected a guaranteed minimum withdrawal benefit Rider. We will not permit nor support loans from Contracts issued on or after January 1, 2009 in connection with Section 403(b) Qualified Plans.

COLLECTING AND USING INFORMATION. Through your participation in a retirement plan intended to qualify under section 403(b), the Company, your employer, your Plan administrator, and your Plan sponsor collect various types of confidential information you provide in your agreements, such as your name and the name of any Beneficiary, Social Security Numbers, addresses, and occupation information. The Company, your employer, the Plan administrator, and your Plan sponsor also collect confidential information relating to your Plan transactions, such as contract values, purchase payments, withdrawals, transfers, loans and investments. In order to comply with IRS regulations and other applicable law in servicing your Contract, the Company, your employer, the Plan administrator and the Plan sponsor may be required to share such confidential information among themselves, other current, former or future providers under the Section 403(b) Qualified Plan, and among their employees. By applying for or purchasing a Contract for use in a Section 403(b) Qualified Plan or by intending to make an additional purchase payment, transfer of ownership, transfer, withdrawal or loan on an existing Contract for use in a Section 403(b) Qualified Plan, you consent to such sharing of confidential information. The Company will not disclose any such confidential information to anyone, except as permitted by law or in accordance with your consent.


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

If you are considering making a rollover transfer from a retirement plan described in section 403(b) of the Code to a traditional IRA or a Roth IRA, you should consult with a tax advisor regarding possible tax consequences. If you have a loan outstanding under the section 403(b) plan, the transfer may subject you to income taxation on the amount of the loan balance.

Restrictions Under the Texas Optional Retirement Program

Section 830.105 of the Texas Government Code permits participants in the Texas Optional Retirement Program ("ORP") to withdraw their interest in a variable annuity contract issued under the ORP only upon:

     - termination of employment in all Texas public institutions of higher education;

     -    retirement;

     -    death; or

     -    the participant's attainment of age 70 1/2.

Accordingly, before you withdraw any amounts from the Contract, you must furnish proof to us that one of these four events has occurred. For these purposes a change of company providing ORP benefits or a participant's transfer between institutions of higher education is not a termination of employment. Consequently there is no termination of employment when a participant in the ORP transfers the Contract Value to another Contract or another qualified custodian during the period of participation in the ORP.

CORPORATE AND SELF-EMPLOYED ("H.R.-10" AND "KEOGH") PENSION AND PROFIT-SHARING PLANS

Sections 401(a) and 403(a) of the code permit corporate employers to establish various types of tax-deferred retirement plans for employees. The Self-Employed Individuals' Tax Retirement Act of 1962, as amended, permits self-employed individuals to establish tax-favored retirement plans, commonly referred to as "H.R.-10" or "Keogh" plans, for themselves and their employees. Such retirement plans may permit the purchase of annuity contracts in order to provide benefits under the plans. The Contract provides death benefit options that in certain circumstances may exceed the greater of the Purchase Payments and Contract Value. It is possible that the presence of the death benefit could be characterized by the IRS as an "incidental death benefit" and result in currently taxable income to the participant. There also are limits on the amount of incidental benefits that may be provided under pension and profit sharing plans. If the Contract is issued with certain death benefits or benefits provided under an optional Rider, the presence of these benefits may increase the amount of any required minimum distributions that must be made. EMPLOYERS INTENDING TO USE THE CONTRACT IN CONNECTION WITH SUCH PLANS SHOULD SEEK INDEPENDENT ADVICE.

Minimum distributions to the employee under an employer's pension and profit sharing plan qualified under section 401(a) of the Code must begin no later than April 1 of the year following the calendar year in which the employee reaches age 70 1/2 or, if later, retires. In the case of an employee who is a 5 percent Owner as defined in Code section 416, the required beginning date is April 1 of the year following the calendar year in which employee reaches age 70 1/2.

DEFERRED COMPENSATION PLANS OF STATE AND LOCAL GOVERNMENTS AND TAX-EXEMPT ORGANIZATIONS

Section 457 of the Code permits employees of state and local governments and tax-exempt organizations to defer a portion of their compensation without paying current taxes. The employees must be participants in an eligible deferred compensation plan. Generally, a Contract purchased by a state or local government or a tax-exempt organization will not be treated as an annuity contract for federal income tax purposes.

A section 457 plan must satisfy several conditions, including the requirement that it must not permit distributions prior to your separation from service (except in the case of an unforeseen emergency).

When we make payments under your Contract, the payment is taxed as ordinary income. Minimum distributions under a section 457 plan must begin no later than April 1 of the year following the year in which the employee reaches age 70 1/2 or, if later, retires. If the Contract is issued with certain death benefits or benefits provided under an optional Rider, the presence of these benefits may increase the amount of any required minimum distributions that must be made.


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                          Legal and Regulatory Matters

There are no legal proceedings to which we, the Separate Account or the principal underwriter is a party, or to which the assets of the Separate Account are subject, that are likely to have a material adverse effect on:

     -    the Separate Account; or

     - the ability of the principal underwriter to perform its contract with the Separate Account; or

     - on our ability to meet our obligations under the variable annuity contracts funded through the Separate Account.

On June 25, 2007, John Hancock Investment Management Services, LLC (the "Adviser") and John Hancock Distributors LLC (the "Distributor") and two of their affiliates (collectively, the "John Hancock Affiliates") reached a settlement with the Securities and Exchange Commission ("SEC") that resolved an investigation of certain practices relating to the John Hancock Affiliates' variable annuity and mutual fund operations involving directed brokerage and revenue sharing. Under the terms of the settlement, each John Hancock Affiliate was censured and agreed to pay a $500,000 civil penalty to the United States Treasury. In addition, the Adviser and the Distributor agreed to pay disgorgement of $14,838,943 and prejudgment interest of $2,001,999 to the John Hancock Trust Portfolios that participated in the Adviser's commission recapture program during the period from 2000 to April 2004. Collectively, all John Hancock Affiliates agreed to pay a total disgorgement of $16,926,420 and prejudgment interest of $2,361,460 to the entities advised or distributed by John Hancock Affiliates. The Adviser discontinued the use of directed brokerage in recognition of the sale of Portfolio shares in April 2004.


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                    APPENDIX A: Audited Financial Statements


                                       A-1